UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07261

CREDIT SUISSE TRUST
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip code)

J. Kevin Gao, Esq. Credit Suisse Trust Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 325-2000

Date of fiscal year end:	December 31st

Date of reporting period:	January 1, 2007 to December 31, 2007

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Annual Report

December 31, 2007

CREDIT SUISSE TRUST
■  INTERNATIONAL FOCUS PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2007; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — International Focus Portfolio
Annual Investment Adviser's Report
December 31, 2007 (unaudited)

January 28, 2008

Dear Shareholder:

For the annual period ended December 31, 2007, Credit Suisse Trust — International Focus Portfolio (the "Portfolio")1 had a gain of 16.60%, versus an increase of 11.17% for the Morgan Stanley Capital International EAFE Index Net Dividends2 ("MSCI EAFE").

Market Review: Weakened U.S. dollar drives international returns

The year ended December 31, 2007, was a strong one for international equity markets in U.S. Dollar terms. The markets began the year very strongly with the small- and mid-cap areas performing particularly well, driven by private equity and industrial buyers.

However, in the second quarter, evidence of the sub-prime crisis began to emerge. Concerns over sub-prime exposure turned into a full-scale credit crunch, with banks becoming extremely cautious about lending to each other and to private equity funds. This lack of credit extension in private equity removed a major support from the market and caused equity markets to fall in the second half of 2007. Small- and mid-caps came under significant pressure, particularly as liquidity in these parts of the market dried up. Through all of this turmoil, however, emerging market equities remained strong.

Another important factor that drove returns for EAFE investors in 2007 was the depreciation of the U.S. dollar versus the Euro and the British Pound. A weakening U.S. dollar has a positive impact on returns for U.S. dollar based investors investing in non-U.S. dollar denominated assets. Consider that the price of oil came close to doubling in U.S. dollar terms during the year. This drove the performance of the European oil service sector in particular; the large integrated oil companies struggled to perform as, although they enjoy higher revenues from a higher oil price, they have also seen substantial cost increases and project delays.

Strategic review and market outlook: Value emerging in many global regions

Positive contributors to performance included stock selection in the capital goods and telecommunications services sectors. Leading detractors to performance came from stock selection in the technology hardware & equipment and diversified financials sectors.

Over the past year, we have had a number of themes at work in the portfolio. We were overweight the energy sector due to our strong positive view on the price of oil. Within this sector, we have been holders of oil service companies as they are benefiting from substantial price increases and volume growth.

1

Credit Suisse Trust — International Focus Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Additionally, we have been overweight the telecommunications services sector. Toward the end of 2006, these names traded on very cheap valuations. Within the sector, we have had a greater exposure toward emerging market telecommunications companies.

We have maintained our overweight position in emerging equity markets during the year. In many instances, emerging market companies have better prospects to grow and generate high returns. And they often trade at cheaper valuations than developed market companies. However, this discrepancy did narrow substantially during 2007, as emerging equity markets outperformed developed equity markets.

In the short term, we see some risks facing equity markets: (1) whether the U.S. economy deteriorates further and descends into a full-blown recession, and the knock-on effect that this could potentially have on global economic growth; and (2) whether the credit crisis continues for longer than many market participants anticipate.

However, we have not reached the extreme of equity market overvaluation that we reached in 2001 and 2002. We therefore believe that the current sell-off in markets will be contained. We currently see value emerging in many sectors and regions of the world. And, in our opinion, the current market sell-off provides some very interesting investment opportunities.

The Credit Suisse International Equity Team

Neil Gregson
Tom Mann

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. The Portfolio's fifteen largest holdings may account for 40% or more of the Portfolio's assets. As a result of this strategy, the Portfolio may be subject to greater volatility than a portfolio that invests in a larger number of issuers.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

2

Credit Suisse Trust — International Focus Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — International Focus Portfolio1
and the Morgan Stanley Capital International EAFE Index2
for Ten Years.

3

Credit Suisse Trust — International Focus Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Average Annual Returns as of December 31, 20071

1 Year	5 Years	10 Years	Since Inception[3]
16.60%	19.93%	6.35%	6.25%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index Net Dividends is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

3  Inception date: 6/30/95.

4

Credit Suisse Trust — International Focus Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2007.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

5

Credit Suisse Trust — International Focus Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended December 31, 2007

Actual Portfolio Return
Beginning Account Value 7/1/07	$1,000.00
Ending Account Value 12/31/07	$1,034.20
Expenses Paid per $1,000*	$6.87
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/07	$1,000.00
Ending Account Value 12/31/07	$1,018.45
Expenses Paid per $1,000*	$6.82
Annualized Expense Ratios*	1.34%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

6

Credit Suisse Trust — International Focus Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

7

Credit Suisse Trust — International Focus Portfolio
Schedule of Investments
December 31, 2007

	Number of Shares	Value
COMMON STOCKS (100.0%)
Austria (0.9%)
Energy Equipment & Services (0.9%)
C.A.T. oil AG*§	42,509	$934,699
TOTAL AUSTRIA		934,699
Belgium (1.4%)
Metals & Mining (1.4%)
Umicore	5,401	1,338,386
TOTAL BELGIUM		1,338,386
Brazil (2.0%)
Oil & Gas (2.0%)
Petroleo Brasileiro SA - Petrobras ADR	20,822	2,003,493
TOTAL BRAZIL		2,003,493
Denmark (1.7%)
Pharmaceuticals (1.7%)
Novo Nordisk AS Series B	25,604	1,671,463
TOTAL DENMARK		1,671,463
France (12.2%)
Banks (3.2%)
BNP Paribas§	14,081	1,527,787
Societe Generale	11,415	1,650,939
		3,178,726
Beverages (1.4%)
Pernod Ricard SA§	6,126	1,413,767
Insurance (2.3%)
Axa§	57,597	2,296,330
Metals & Mining (1.5%)
Vallourec SA	5,532	1,496,196
Oil & Gas (1.4%)
Total SA§	16,397	1,357,677
Pharmaceuticals (1.1%)
Sanofi-Aventis	11,459	1,048,960
Textiles & Apparel (1.3%)
LVMH Moet Hennessy Louis Vuitton SA§	10,512	1,270,366
TOTAL FRANCE		12,062,022
Germany (9.9%)
Auto Components (1.9%)
Continental AG	14,578	1,907,543
Banks (1.5%)
Deutsche Bank AG	10,993	1,435,410

See Accompanying Notes to Financial Statements.
8

Credit Suisse Trust — International Focus Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Germany
Electric Utilities (2.9%)
E.ON AG	13,527	$2,875,742
Electrical Equipment (1.1%)
Norddeutsche Affinerie AG§	29,053	1,128,383
Multi-Utilities (2.5%)
RWE AG§	17,683	2,479,336
TOTAL GERMANY		9,826,414
Greece (1.9%)
Diversified Telecommunication Services (0.9%)
Hellenic Telecommunications Organization SA	24,955	912,870
Wireless Telecommunication Services (1.0%)
Cosmote Mobile Telecommunications SA	24,730	939,734
TOTAL GREECE		1,852,604
India (2.2%)
Diversified Telecommunication Services (2.2%)
Bharti Airtel, Ltd.*	89,087	2,213,981
TOTAL INDIA		2,213,981
Israel (1.8%)
Pharmaceuticals (1.8%)
Teva Pharmaceutical Industries, Ltd. ADR§	38,655	1,796,684
TOTAL ISRAEL		1,796,684
Italy (2.8%)
Banks (2.8%)
Intesa Sanpaolo	285,652	2,247,955
UniCredito Italiano SpA	64,599	531,352
TOTAL ITALY		2,779,307
Japan (15.1%)
Automobiles (1.2%)
Toyota Motor Corp.	21,781	1,160,027
Banks (2.3%)
Mitsubishi UFJ Financial Group, Inc.	97,092	915,571
Mizuho Financial Group, Inc.	287	1,367,108
		2,282,679
Chemicals (3.1%)
Kuraray Company, Ltd.	109,435	1,320,259
Shin-Etsu Chemical Company, Ltd.	28,739	1,787,312
		3,107,571
Diversified Financials (1.4%)
Daiwa Securities Group, Inc.	155,701	1,397,829

See Accompanying Notes to Financial Statements.
9

Credit Suisse Trust — International Focus Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Japan
Electronic Equipment & Instruments (1.4%)
Omron Corp.	58,437	$1,375,806
Household Products (1.7%)
Uni-Charm Corp.	27,041	1,706,514
Machinery (1.5%)
Komatsu, Ltd.§	53,777	1,442,254
Specialty Retail (2.5%)
Yamada Denki Company, Ltd.§	22,055	2,487,917
TOTAL JAPAN		14,960,597
Luxembourg (0.9%)
Energy Equipment & Services (0.9%)
Acergy SA§	39,004	858,120
TOTAL LUXEMBOURG		858,120
Mexico (2.0%)
Wireless Telecommunication Services (2.0%)
America Movil SAB de CV ADR Series L	32,097	1,970,435
TOTAL MEXICO		1,970,435
Netherlands (6.6%)
Energy Equipment & Services (1.2%)
Fugro NV	15,431	1,191,779
Household Durables (1.7%)
Koninklijke (Royal) Philips Electronics NV	38,407	1,645,747
IT Consulting & Services (2.5%)
Exact Holding NV	35,842	1,297,191
Ordina NV	67,168	1,195,219
		2,492,410
Transportation Infrastructure (1.2%)
Smit International NV	11,824	1,216,830
TOTAL NETHERLANDS		6,546,766
Norway (5.7%)
Banks (1.7%)
DNB NOR ASA	113,235	1,722,529
Energy Equipment & Services (1.3%)
Sevan Marine ASA*§	88,094	1,317,605
Oil & Gas (2.7%)
DNO ASA*§	489,775	899,250
Prosafe SE§	100,513	1,738,929
		2,638,179
TOTAL NORWAY		5,678,313

See Accompanying Notes to Financial Statements.
10

Credit Suisse Trust — International Focus Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Singapore (2.0%)
Banks (2.0%)
United Overseas Bank, Ltd.	142,775	$1,955,350
TOTAL SINGAPORE		1,955,350
Spain (4.5%)
Banks (1.8%)
Banco Santander SA	80,547	1,739,650
Diversified Telecommunication Services (1.5%)
Telefonica SA	45,208	1,465,474
Tobacco (1.2%)
Altadis SA	16,703	1,211,956
TOTAL SPAIN		4,417,080
Switzerland (4.5%)
Banks (1.5%)
UBS AG	31,376	1,446,675
Food Products (1.3%)
Nestle SA	2,925	1,343,131
Pharmaceuticals (1.7%)
Novartis AG	30,933	1,691,643
TOTAL SWITZERLAND		4,481,449
Taiwan (1.2%)
Diversified Telecommunication Services (1.2%)
Chunghwa Telecom Company, Ltd. ADR	58,550	1,235,991
TOTAL TAIWAN		1,235,991
United Kingdom (20.7%)
Aerospace & Defense (1.4%)
BAE Systems PLC	138,156	1,371,044
Banks (3.2%)
Barclays PLC	49,779	502,733
HSBC Holdings PLC§	114,085	1,918,243
Royal Bank of Scotland Group PLC	88,953	785,406
		3,206,382
Beverages (2.0%)
SABMiller PLC	70,360	1,974,698
Commercial Services & Supplies (0.4%)
Hays PLC	179,531	415,273
Food & Drug Retailing (1.6%)
Tesco PLC	172,690	1,642,717
Metals & Mining (2.7%)
BHP Billiton PLC	87,503	2,668,256

See Accompanying Notes to Financial Statements.
11

Credit Suisse Trust — International Focus Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
United Kingdom
Oil & Gas (2.8%)
BP PLC	108,429	$1,325,026
Royal Dutch Shell PLC Class A§	34,441	1,453,729
		2,778,755
Pharmaceuticals (2.7%)
AstraZeneca PLC	19,065	820,611
GlaxoSmithKline PLC	71,529	1,816,587
		2,637,198
Tobacco (2.1%)
Imperial Tobacco Group PLC	37,753	2,041,939
Wireless Telecommunication Services (1.8%)
Vodafone Group PLC	479,340	1,799,399
TOTAL UNITED KINGDOM		20,535,661
TOTAL COMMON STOCKS (Cost $74,487,318)		99,118,815
SHORT-TERM INVESTMENT (18.9%)
State Street Navigator Prime Portfolio§§ (Cost $18,781,744)	18,781,744	18,781,744
TOTAL INVESTMENTS AT VALUE (118.9%) (Cost $93,269,062)		117,900,559
LIABILITIES IN EXCESS OF OTHER ASSETS (-18.9%)		(18,754,539)
NET ASSETS (100.0%)		$99,146,020

INVESTMENT ABBREVIATION

ADR = American Depositary Receipt

*  Non-income producing security.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.
12

Credit Suisse Trust — International Focus Portfolio
Statement of Assets and Liabilities
December 31, 2007

Assets
Investments at value, including collateral for securities on loan of $18,781,744 (Cost $93,269,062) (Note 2)	$117,900,559[1]
Foreign currency at value (cost $552,584)	551,203
Dividend and interest receivable	94,395
Receivable for portfolio shares sold	5,883
Prepaid expenses and other assets	11,540
Total Assets	118,563,580
Liabilities
Advisory fee payable (Note 3)	84,854
Administrative services fee payable (Note 3)	10,098
Payable upon return of securities loaned (Note 2)	18,781,744
Due to custodian	345,180
Payable for portfolio shares redeemed	92,369
Trustees' fee payable	804
Other accrued expenses payable	102,511
Total Liabilities	19,417,560
Net Assets
Capital stock, $0.001 par value (Note 6)	6,257
Paid-in capital (Note 6)	160,073,394
Undistributed net investment income	1,277,977
Accumulated net realized loss on investments and foreign currency transactions	(86,840,040)
Net unrealized appreciation from investments and foreign currency translations	24,628,432
Net Assets	$99,146,020
Shares outstanding	6,256,685
Net asset value, offering price, and redemption price per share	$15.85

1  Including $17,924,778 of securities on loan.

See Accompanying Notes to Financial Statements.
13

Credit Suisse Trust — International Focus Portfolio
Statement of Operations
For the Year Ended December 31, 2007

Investment Income (Note 2)
Dividends	$2,599,667
Interest	52,797
Securities lending	113,359
Foreign taxes withheld	(240,597)
Total investment income	2,525,226
Expenses
Investment advisory fees (Note 3)	953,530
Administrative services fees (Note 3)	114,418
Printing fees (Note 3)	58,802
Custodian fees	51,116
Audit and tax fees	28,261
Trustees' fees	19,857
Legal fees	18,387
Interest expense (Note 4)	5,095
Transfer agent fees	3,775
Insurance expense	3,710
Commitment fees (Note 4)	2,373
Miscellaneous expense	8,646
Total expenses	1,267,970
Less: fees waived (Note 3)	(7,632)
Net expenses	1,260,338
Net investment income	1,264,888
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized gain from investments	17,664,262
Net realized gain from foreign currency transactions	16,611
Net change in unrealized appreciation (depreciation) from investments	(4,533,948)
Net change in unrealized appreciation (depreciation) from foreign currency translations	63,080
Net realized and unrealized gain from investments and foreign currency related items	13,210,005
Net increase in net assets resulting from operations	$14,474,893

See Accompanying Notes to Financial Statements.
14

Credit Suisse Trust — International Focus Portfolio
Statements of Changes in Net Assets

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
From Operations
Net investment income	$1,264,888	$1,021,698
Net realized gain from investments and foreign currency transactions	17,680,873	8,456,656
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	(4,470,868)	6,338,235
Net increase in net assets resulting from operations	14,474,893	15,816,589
From Dividends
Dividends from net investment income	(981,812)	(967,042)
Net decrease in net assets resulting from dividends	(981,812)	(967,042)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	15,532,378	13,572,464
Reinvestment of dividends	981,812	967,042
Net asset value of shares redeemed	(25,667,303)	(26,794,834)
Net decrease in net assets from capital share transactions	(9,153,113)	(12,255,328)
Net increase in net assets	4,339,968	2,594,219
Net Assets
Beginning of year	94,806,052	92,211,833
End of year	$99,146,020	$94,806,052
Undistributed net investment income	$1,277,977	$969,893

See Accompanying Notes to Financial Statements.
15

Credit Suisse Trust — International Focus Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2007	2006	2005	2004	2003
Per share data
Net asset value, beginning of year	$13.74	$11.70	$10.04	$8.85	$6.68
INVESTMENT OPERATIONS
Net investment income	0.22	0.15	0.14	0.11	0.09
Net gain on investments and foreign currency related items (both realized and unrealized)	2.05	2.02	1.62	1.17	2.12
Total from investment operations	2.27	2.17	1.76	1.28	2.21
LESS DIVIDENDS
Dividends from net investment income	(0.16)	(0.13)	(0.10)	(0.09)	(0.04)
Net asset value, end of year	$15.85	$13.74	$11.70	$10.04	$8.85
Total return[1]	16.60%	18.65%	17.56%	14.63%	33.09%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$99,146	$94,806	$92,212	$87,301	$90,970
Ratio of expenses to average net assets	1.32%	1.32%	1.42%	1.37%	1.41%
Ratio of net investment income to average net assets	1.33%	1.08%	1.17%	0.98%	1.01%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.01%	0.04%	—	—	—
Portfolio turnover rate	41%	37%	47%	90%	131%

1  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

See Accompanying Notes to Financial Statements.
16

Credit Suisse Trust — International Focus Portfolio
Notes to Financial Statements
December 31, 2007

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers eight managed investment portfolios of which one, the International Focus Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks long-term capital appreciation. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of The Commonwealth of Massachusetts as a business trust on March 15, 1995.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

17

Credit Suisse Trust — International Focus Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 2. Significant Accounting Policies

B) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

18

Credit Suisse Trust — International Focus Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 2. Significant Accounting Policies

G) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FORWARD FOREIGN CURRENCY CONTRACTS — The Portfolio may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At December 31, 2007, the Portfolio had no open forward foreign currency contracts.

I) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2007, total earnings from the Portfolio's investment in cash collateral received in connection with securities lending arrangements was $1,107,565 of which $968,167 was rebated to borrowers (brokers). The Portfolio retained $113,359 in income from the cash collateral investment, and SSB, as lending agent, was paid $26,039.

19

Credit Suisse Trust — International Focus Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 2. Significant Accounting Policies

The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

J) OTHER — The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

The Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income is earned or gains are realized.

The Portfolio may invest up to 15% of its net assets in non-publicly traded securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from such sales could differ from the price originally paid by the Portfolio or the current carrying values, and the difference could be material.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 1.00% of the Portfolio's average daily net assets. Effective March 1, 2006 to February 28, 2007, Credit Suisse agreed to voluntarily waive part of its investment advisory fee from 1.00% to 0.95%. For the year ended December 31, 2007, investment advisory fees earned and voluntarily waived were $953,530 and $7,632, respectively. Credit Suisse will not recapture from the Portfolio any fees it waived during the fiscal year ended December 31, 2007. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at anytime.

20

Credit Suisse Trust — International Focus Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse Asset Management Limited ("Credit Suisse U.K.") and Credit Suisse Asset Management Limited ("Credit Suisse Australia"), each an affiliate of Credit Suisse, are sub-investment advisers to the Portfolio (the "Sub-Advisors"). Credit Suisse U.K.'s and Credit Suisse Australia's sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net investment advisory fee and are not paid by the Portfolio.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Portfolio's average daily net assets. For the year ended December 31, 2007, co-administrative services fees earned by CSAMSI were $85,818.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2007, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $28,600.

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2007, Merrill was paid $13,902 for its services to the Portfolio.

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2007, the Portfolio had no loans outstanding. During the year ended

21

Credit Suisse Trust — International Focus Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 4. Line of Credit

December 31, 2007, the Portfolio had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate%	Maximum Daily Loan Outstanding
$1,576,727	5.288%	$2,010,000

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2007, purchases and sales of investment securities (excluding short-term investments) were $38,930,916 and $43,551,095, respectively.

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Shares sold	1,004,291	1,061,928
Shares issued in reinvestment of dividends	64,424	76,205
Shares redeemed	(1,709,884)	(2,120,998)
Net decrease	(641,169)	(982,865)

On December 31, 2007, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
5	85%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

22

Credit Suisse Trust — International Focus Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 7. Federal Income Taxes

The tax character of dividends paid during the years ended December 31, 2007 and 2006, respectively, for the Portfolio were as follows:

Ordinary Income
2007	2006
$981,812	$967,042

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales and unused capital loss carryforwards. At December 31, 2007, the components of distributable earnings on a tax basis for the Portfolio were as follows:

Undistributed net investment income	$1,277,977
Accumulated net realized loss	(86,724,681)
Unrealized appreciation	24,513,073
$(60,933,631)

At December 31, 2007, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31,
2009	2010	2011
$46,227,886	$37,413,453	$3,083,342

During the tax year ended December 31, 2007, the Portfolio utilized $17,674,651 of the capital loss carryforwards.

It is uncertain that the Portfolio will realize the full benefit of these losses prior to expiration.

At December 31, 2007, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were: $93,384,420, $27,616,882, $(3,100,743) and $24,516,139, respectively.

At December 31, 2007, the Portfolio reclassified $25,008 from accumulated net realized loss from investments to undistributed net investment income, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions and adjustments to income and gain/(loss) on Partnerships. Net assets were not affected by these reclassifications.

23

Credit Suisse Trust — International Focus Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. During the period ended December 31, 2007, Management has adopted FIN 48. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required in subsequent reports.

24

Credit Suisse Trust — International Focus Portfolio
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Trust and Shareholders of
Credit Suisse Trust — International Focus Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Focus Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 25, 2008

25

Credit Suisse Trust — International Focus Portfolio
Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory and Sub-Advisory Agreements, the Board of Trustees, including the Independent Trustees, at a meeting held on November 13 and 14, 2007, considered the following factors with respect to the International Focus Portfolio (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee rate of 1.00% for the Portfolio ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse") or Credit Suisse Asset Management Limited ("Credit Suisse U.K.") and Credit Suisse Asset Management Limited ("Credit Suisse Australia"). The Board noted that Credit Suisse had voluntarily waived fees through February 28, 2007 to reduce the fee to 0.97% ("Net Advisory Fee"). The Board noted that the compensation paid to Credit Suisse U.K. and Credit Suisse Australia (collectively, the "Sub-Advisers") does not increase the fees or expenses otherwise incurred by the Portfolio's shareholders.

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee, Net Advisory Fee, the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory and

Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement and by the Sub-Advisers under the Sub-Advisory Agreements. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse and the Sub-Advisers. The Board reviewed background information about Credit Suisse and the Sub-Advisers, including their respective Forms ADV. The Board considered the background and experience of both Credit Suisse's and the Sub-Advisers' senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse and the Sub-Advisers. With respect to the Sub-Advisers, the Board also considered their expertise in managing the types of global investments that the Portfolio

26

Credit Suisse Trust — International Focus Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

utilizes in its investment strategy. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

In approving the Sub-Advisory Agreements, the Board also considered the benefits of retaining Credit Suisse's United Kingdom and Australian affiliates given the increased complexity of the domestic and international securities markets, specifically that retention of Credit Suisse U.K. and Credit Suisse Australia expands the universe of companies and countries from which investment opportunities could be sought and enhances the ability of the Portfolio to obtain the best price and execution on trades in international markets.

Portfolio Performance

The Board received and considered the performance results of the Portfolio over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including any fee waivers or fee caps, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

27

Credit Suisse Trust — International Focus Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse, the Sub-Advisers and their affiliates as a result of their relationships with the Portfolio. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Portfolio, administrative and brokerage relationships with affiliates of Credit Suisse and the Sub-Advisers and benefits potentially derived from an increase in Credit Suisse's and the Sub-Advisers' businesses as a result of their relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse, the Sub-Advisers and their affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's and the Sub-Advisers' method for allocating portfolio investment opportunities among their advisory clients.

Conclusions

In selecting Credit Suisse and the Sub-Advisers, and approving the Advisory Agreement and the investment advisory fee under such agreement and the Sub-Advisory Agreements, the Board concluded that:

•  Although the Contractual Advisory Fee of 1.00% was higher than the median of the Portfolio's Expense Group, the Board considered the fee to be reasonable taking the relatively small size of the Portfolio into account.

•  The Portfolio's performance was above most of its peers in the Performance Universe for the one- and three-year period but was below most of its peers in its Performance Universe for the other periods reviewed. The Portfolio's performance was above most of its peers in its Performance Group for the one-, two-, and three-year term periods. The Board noted that performance was improving and acknowledged the steps undertaken by Credit Suisse to improve performance. The Board stated it would continue to monitor performance.

•  Aside from performance (as described above), the Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse and the Sub-Advisers and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement and by the Sub-Advisers under the Sub-Advisory Agreements are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

28

Credit Suisse Trust — International Focus Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the relatively small size of the Portfolio and the Portfolio's recent performance in its Performance Group, the Portfolio's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement and the Sub-Advisory Agreements. The Independent Trustees were advised by separate independent legal counsel throughout the process.

29

Credit Suisse Trust — International Focus Portfolio
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	35	Director of Epoch
Holding Corporation
(an investment
management and investment advisory
services company);
Director of The Adams Express Company
(a closed-end investment
company); Director of
Petroleum and
Resources Corporation
					(a closed-end investment company).

Jeffrey E. Garten[2] Box 208200 New Haven, Connecticut 06520-8200 (1946)	Trustee, Nominating and Audit Committee Member	Since 1998	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	28	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Alcan, Inc. (smelting and refining of nonferrous metals company).

1   Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

2   Mr. Garten was initially appointed as a Trustee of the Trust on February 6, 1998. He resigned as Trustee on February 3, 2000 and was subsequently reappointed on December 21, 2000.

30

Credit Suisse Trust — International Focus Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Peter F. Krogh SFS/ICC 702 Georgetown University Washington, DC 20057 (1937)	Trustee, Nominating and Audit Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	28	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Nominating Committee Chairman and Audit Committee Member	Trustee since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	35	Director of iCAD, Inc. (surgical and medical instruments and apparatus company);
Director of Presstek, Inc.
					(digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company).

Interested Trustee

Michael E. Kenneally[3] c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1954)	Trustee	Since 2004	Chairman and Global Chief Executive Officer of Credit Suisse from March 2003 to July 2005; Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003.	28	None

3   Mr. Kenneally is a Trustee who is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he was an officer of Credit Suisse within the last two fiscal years.

31

Credit Suisse Trust — International Focus Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Lawrence D. Haber c/o Credit Suisse Asset Management, LLC. Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1951)	Chief Executive Officer and President	Since 2007	Managing Director and Chief Operating Officer of Credit Suisse; Member of Credit Suisse's Management Committee; Chief Financial Officer of Merrill Lynch Investment Managers from 1997 to 2003.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1965)	Treasurer	Since 2006	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

32

Credit Suisse Trust — International Focus Portfolio
December 31, 2007 (unaudited)

Important Tax Information for Corporate Shareholders

Corporate Shareholders should note for the year ended December 31, 2007, the percentage of the Portfolio's investment income (i.e., net investment income plus short-term capital gains) that qualified for the intercorporate dividends received deduction is 0%.

33

Credit Suisse Trust — International Focus Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

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P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TRINT-AR-1207

CREDIT SUISSE FUNDS

Annual Report

December 31, 2007

CREDIT SUISSE TRUST
■  BLUE CHIP PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2007; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Blue Chip Portfolio
Annual Investment Adviser's Report
December 31, 2007 (unaudited)

  January 25, 2008

Dear Shareholder:

For the twelve months ended December 31, 2007, Credit Suisse Trust — Blue Chip Portfolio1 (the "Portfolio") had a gain of 7.56%, versus an increase of 5.49% for the Standard & Poor's 500 Index2 (the "S&P 500").

Market Review: A challenging market on many fronts

For the year ended December 31, 2007, U.S. large-cap stocks gained in 2007 with the benchmark S&P 500 posting a 5.49% total return including dividends. Eight out of the ten economic sectors in the large-cap S&P 500 advanced in 2007. Rising global demand and elevated commodity prices boosted the energy and materials sectors to post the highest returns of 32.4% and 20%, respectively. The biggest laggard in the large-cap space was financials (-20.8%), which were negatively impacted by the credit market turmoil and housing market slowdown.

The U.S. Federal Reserve held its benchmark rate at 5.25% until September 2007 when the target federal funds rate was cut by 50 basis points to 4.75%, marking the first cut in four years. The Federal Reserve cut the target rate by another 25 basis points in October and again in December to 4.25%. The cuts were made in an effort to prevent some of the adverse effects on the overall economy from the depressed housing market and tighter lending conditions for both consumers and corporations.

The aggressive lending environment over the past few years led to a rise in mortgage defaults. U.S. home foreclosures rose 68% in November from a year earlier, according to data compiled by RealtyTrac Inc. As a result, the U.S. housing sector weakened significantly in 2007 as mortgage providers tightened their lending standards and some lenders went bankrupt. Home prices in 20 U.S. metropolitan areas dropped in October by the most in at least six years. Property values fell 6.1% from October 2006, according to the S&P/Case-Shiller home-price index.

The Chicago Board Options Exchange Volatility Index (VIX), a measure of expected stock market volatility, reached a five-year low in January 2007. However, market conditions changed rapidly in mid-2007 and the VIX reached a four-year high in November 2007 amid deteriorating conditions in the U.S. housing and credit markets.

Despite the housing market slowdown, the economy grew at a solid 4.9% annual rate in the third quarter of 2007. The personal consumption expenditures (PCE) price index, excluding food and energy, rose 2.2% year-over-year in November. The increase was the biggest since March 2007. The Fed watches the PCE price index for signs of inflation and its preferred range for this gauge is 1.0% to 2.0%.

The labor market also showed signs of weakening in 2007. Non-farm payrolls rose 1.3 million in 2007, compared with gains of 2.3 million in 2006.

1

Credit Suisse Trust — Blue Chip Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

The unemployment rate rose from 4.7% in November to 5.0% in December 2007, the highest level since November 2005. And, the Reuters/University of Michigan final index of consumer confidence dropped to 75.5 in December, the lowest since October 2005. The gauge has averaged 88 since monthly data were first compiled in 1978.

Strategic Review and Market Outlook: Potential for further rate cuts

The leading positive relative contributors to performance came from stock selection in financials, industrials, and consumer discretionary. The largest detractors to performance came primarily from stock selection within the healthcare sector, followed closely by information technology.

The U.S. Federal Reserve anticipates economic growth will be "somewhat more sluggish" than the 1.8% – 2.5% they had projected for 2008. And, Fed policy makers also expect core inflation to "trend down a bit over the next few years."

The Federal Reserve on January 22, 2008 took significant action between scheduled meetings by cutting rates 75 basis points to 3.50%. The Fed cited the weakening economic outlook and increasing downside risks to growth.

The Fed is scheduled to meet next on January 30 to discuss interest rates. Based on interest-rate futures on January 25, traders expect policy makers to further lower the target rate for overnight lending by 50 to 75 basis points.

In our opinion, U.S. housing markets may remain weak through the first half of 2008. Additionally, expectations for U.S. stock market volatility, as measured by the VIX Index, are for levels above historical averages. The pace of mergers and acquisitions by private equity firms isn't expected to reach the level seen in the first half of 2007, as the availability of debt financing has lessened significantly.

The Credit Suisse Quantitative Equities Group

Jordan Low
Eric Leng
Todd Jablonski

The value of investments generally will fluctuate in response to market movements.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

2

Credit Suisse Trust — Blue Chip Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — Blue Chip Portfolio1 and the
S&P 500 Index2, 3 from Inception (11/30/01).

3

Credit Suisse Trust — Blue Chip Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Average Annual Returns as of December 31, 20071

1 Year	5 Years	Since Inception
7.56%	12.42%	4.67%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Standard & Poor's 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of The McGraw-Hill Companies, Inc. Investors cannot invest directly in an index.

3  Performance for the benchmark is not available for the period beginning November 30, 2001 (commencement of operations). For that reason, performance is shown for the period beginning December 1, 2001.

4

Credit Suisse Trust — Blue Chip Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2007.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

5

Credit Suisse Trust — Blue Chip Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended December 31, 2007

Actual Portfolio Return
Beginning Account Value 7/1/07	$1,000.00
Ending Account Value 12/31/07	$1,005.70
Expenses Paid per $1,000*	$4.80
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/07	$1,000.00
Ending Account Value 12/31/07	$1,020.42
Expenses Paid per $1,000*	$4.84
Annualized Expense Ratios*	0.95%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

6

Credit Suisse Trust — Blue Chip Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments and may vary over time.

7

Credit Suisse Trust — Blue Chip Portfolio
Schedule of Investments
December 31, 2007

	Number of Shares	Value
COMMON STOCKS (98.7%)
Aerospace & Defense (3.0%)
Boeing Co.	1,200	$104,952
Lockheed Martin Corp.	700	73,682
Raytheon Co.	1,200	72,840
Rockwell Collins, Inc.	900	64,773
United Technologies Corp.	100	7,654
		323,901
Air Freight & Couriers (0.6%)
FedEx Corp.	600	53,502
United Parcel Service, Inc. Class B	100	7,072
		60,574
Auto Components (1.1%)
Autoliv, Inc.	900	47,439
Johnson Controls, Inc.	1,900	68,476
		115,915
Automobiles (0.3%)
Hertz Global Holdings, Inc.*	300	4,767
Thor Industries, Inc.	600	22,806
		27,573
Banks (2.7%)
Bank of America Corp.	2,500	103,150
Bank of New York Mellon Corp.	1,300	63,388
Northern Trust Corp.	800	61,264
Wachovia Corp.	300	11,409
Wells Fargo & Co.	1,600	48,304
		287,515
Beverages (2.2%)
Coca-Cola Co.	1,200	73,644
Molson Coors Brewing Co. Class B	200	10,324
Pepsi Bottling Group, Inc.	1,400	55,244
PepsiCo, Inc.	1,300	98,670
		237,882
Biotechnology (0.8%)
Amgen, Inc.*	1,400	65,016
Celgene Corp.	100	4,621
Genzyme Corp.	200	14,888
		84,525
Chemicals (1.6%)
Dow Chemical Co.	2,100	82,782
Monsanto Co.	800	89,352
		172,134

See Accompanying Notes to Financial Statements.
8

Credit Suisse Trust — Blue Chip Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Commercial Services & Supplies (0.7%)
DST Systems, Inc.	100	$8,255
Robert Half International, Inc.	1,100	29,744
Steelcase, Inc. Class A	2,600	41,262
		79,261
Commingled Fund (0.9%)
SPDR Trust Series 1	700	102,347
Communications Equipment (1.9%)
Cisco Systems, Inc.*	6,900	186,783
QUALCOMM, Inc.	600	23,610
		210,393
Computers & Peripherals (5.2%)
Apple Computer, Inc.*	700	138,656
Dell, Inc.*	1,800	44,118
Hewlett-Packard Co.	2,700	136,296
International Business Machines Corp.	700	75,670
Network Appliance, Inc.*	1,800	44,928
NVIDIA Corp.*	1,800	61,236
Seagate Technology	1,100	28,050
Western Digital Corp.*	1,100	33,231
		562,185
Diversified Financials (8.1%)
American Express Co.	100	5,202
Charles Schwab Corp.	3,000	76,650
Citigroup, Inc.	3,600	105,984
Federated Investors, Inc. Class B	1,400	57,624
First Marblehead Corp.	1,400	21,420
Franklin Resources, Inc.	600	68,658
Goldman Sachs Group, Inc.	400	86,020
JPMorgan Chase & Co.	4,000	174,600
Morgan Stanley	1,900	100,909
Nymex Holdings, Inc.	400	53,444
State Street Corp.	1,000	81,200
Western Union Co.	1,900	46,132
		877,843
Diversified Telecommunication Services (3.9%)
AT&T, Inc.	6,397	265,859
Verizon Communications, Inc.	3,600	157,284
		423,143
Electric Utilities (2.4%)
Constellation Energy Group	400	41,012
DTE Energy Co.	1,200	52,752
Edison International	600	32,022
FirstEnergy Corp.	1,000	72,340
Public Service Enterprise Group, Inc.	600	58,944
		257,070

See Accompanying Notes to Financial Statements.
9

Credit Suisse Trust — Blue Chip Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Electrical Equipment (0.5%)
Rockwell Automation, Inc.	800	$55,168
Energy Equipment & Services (2.1%)
ENSCO International, Inc.	1,100	65,582
Halliburton Co.	700	26,537
National-Oilwell Varco, Inc.*	600	44,076
Noble Corp.	900	50,859
Schlumberger, Ltd.	400	39,348
		226,402
Food & Drug Retailing (1.3%)
Kroger Co.	2,500	66,775
Safeway, Inc.	1,400	47,894
Sysco Corp.	1,000	31,210
		145,879
Food Products (0.3%)
Kellogg Co.	700	36,701
Healthcare Equipment & Supplies (2.0%)
Baxter International, Inc.	1,200	69,660
Hlth Corp.*	1,300	17,420
Kinetic Concepts, Inc.*	1,000	53,560
Medtronic, Inc.	1,500	75,405
		216,045
Healthcare Providers & Services (3.7%)
Aetna, Inc.	1,300	75,049
Coventry Health Care, Inc.*	1,100	65,175
Humana, Inc.*	900	67,779
McKesson Corp.	900	58,959
UnitedHealth Group, Inc.	2,040	118,728
WellPoint, Inc.*	200	17,546
		403,236
Hotels, Restaurants & Leisure (0.1%)
McDonald's Corp.	100	5,891
Household Durables (0.5%)
Whirlpool Corp.	700	57,141
Household Products (2.5%)
Clorox Co.	900	58,653
Procter & Gamble Co.	2,900	212,918
		271,571
Industrial Conglomerates (4.2%)
3M Co.	600	50,592
General Electric Co.	6,900	255,783
Honeywell International, Inc.	1,400	86,198
Tyco International, Ltd.	1,700	67,405
		459,978

See Accompanying Notes to Financial Statements.
10

Credit Suisse Trust — Blue Chip Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Insurance (5.5%)
ACE, Ltd.	600	$37,068
Aflac, Inc.	1,100	68,893
American International Group, Inc.	1,800	104,940
Aon Corp.	1,000	47,690
Assurant, Inc.	900	60,210
Endurance Specialty Holdings, Ltd.	100	4,173
Loews Corp.	1,400	70,476
Prudential Financial, Inc.	900	83,736
Travelers Companies, Inc.	600	32,280
Unum Group	200	4,758
W.R. Berkley Corp.	1,000	29,810
XL Capital, Ltd. Class A	1,000	50,310
		594,344
Internet & Catalog Retail (0.1%)
Amazon.com, Inc.*	100	9,264
Internet Software & Services (1.6%)
Google, Inc. Class A*	200	138,296
IAC/InterActiveCorp*	1,100	29,612
		167,908
IT Consulting & Services (0.5%)
Accenture, Ltd. Class A	1,600	57,648
Leisure Equipment & Products (0.4%)
Callaway Golf Co.	300	5,229
Mattel, Inc.	2,200	41,888
		47,117
Machinery (1.6%)
Caterpillar, Inc.	1,200	87,072
Cummins, Inc.	500	63,685
Eaton Corp.	100	9,695
Parker Hannifin Corp.	150	11,297
		171,749
Media (2.6%)
Comcast Corp. Class A	300	5,478
DIRECTV Group, Inc.*	2,800	64,736
News Corp. Class A	3,600	73,764
Regal Entertainment Group Class A	2,200	39,754
Walt Disney Co.	3,200	103,296
		287,028
Metals & Mining (1.2%)
Freeport-McMoRan Copper & Gold, Inc.	802	82,157
Nucor Corp.	800	47,376
		129,533

See Accompanying Notes to Financial Statements.
11

Credit Suisse Trust — Blue Chip Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Multiline Retail (1.1%)
Big Lots, Inc.*	700	$11,193
Family Dollar Stores, Inc.	1,800	34,614
Wal-Mart Stores, Inc.	1,600	76,048
		121,855
Oil & Gas (12.1%)
Chevron Corp.	2,300	214,659
ConocoPhillips	1,788	157,880
Devon Energy Corp.	300	26,673
Exxon Mobil Corp.	5,200	487,188
Hess Corp.	300	30,258
Marathon Oil Corp.	1,200	73,032
Murphy Oil Corp.	900	76,356
Occidental Petroleum Corp.	1,200	92,388
Transocean, Inc.*	639	91,473
Valero Energy Corp.	900	63,027
		1,312,934
Paper & Forest Products (0.4%)
International Paper Co.	1,200	38,856
Pharmaceuticals (7.6%)
Abbott Laboratories	300	16,845
Bristol-Myers Squibb Co.	3,500	92,820
Eli Lilly and Co.	300	16,017
Endo Pharmaceuticals Holdings, Inc.*	500	13,335
Forest Laboratories, Inc.*	1,000	36,450
Johnson & Johnson	2,900	193,430
Merck & Company, Inc.	1,700	98,787
Pfizer, Inc.	7,900	179,567
Schering-Plough Corp.	3,000	79,920
Sepracor, Inc.*	2,000	52,500
Watson Pharmaceuticals, Inc.*	1,800	48,852
		828,523
Road & Rail (0.7%)
Union Pacific Corp.	600	75,372
Semiconductor Equipment & Products (3.2%)
Analog Devices, Inc.	1,000	31,700
Intel Corp.	6,700	178,622
MEMC Electronic Materials, Inc.*	500	44,245
Texas Instruments, Inc.	2,900	96,860
		351,427
Software (4.3%)
Autodesk, Inc.	800	39,808
BMC Software, Inc.*	800	28,512
Microsoft Corp.	8,200	291,920
Oracle Corp.*	4,900	110,642
		470,882

See Accompanying Notes to Financial Statements.
12

Credit Suisse Trust — Blue Chip Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Specialty Retail (0.6%)
Bare Escentuals, Inc.*	200	$4,850
Best Buy Company, Inc.	100	5,265
RadioShack Corp.	3,000	50,580
		60,695
Textiles & Apparel (0.3%)
Nike, Inc. Class B	500	32,120
Tobacco (2.3%)
Altria Group, Inc.	1,500	113,370
Loews Corp. Carolina Group	800	68,240
UST, Inc.	1,200	65,760
		247,370
TOTAL COMMON STOCKS (Cost $9,153,788)		10,704,898
	Par (000)
SHORT-TERM INVESTMENT (1.2%)
State Street Bank and Trust Co. Euro Time Deposit, 3.100%, 1/02/08 (Cost $135,000)	$135	135,000
TOTAL INVESTMENTS AT VALUE (99.9%) (Cost $9,288,788)		10,839,898
OTHER ASSETS IN EXCESS OF LIABILITIES (0.1%)		7,644
NET ASSETS (100.0%)		$10,847,542

*  Non-income producing security.

See Accompanying Notes to Financial Statements.
13

Credit Suisse Trust — Blue Chip Portfolio
Statement of Assets and Liabilities
December 31, 2007

Assets
Investments at value (Cost $9,288,788) (Note 2)	$10,839,898
Cash	985
Dividend and interest receivable	17,286
Receivable for portfolio shares sold	11,453
Receivable from investment adviser (Note 3)	6,339
Prepaid expenses	75
Total Assets	10,876,036
Liabilities
Administrative services fee payable (Note 3)	1,997
Trustees' fee payable	804
Other accrued expenses payable	25,693
Total Liabilities	28,494
Net Assets
Capital stock, $0.001 par value (Note 6)	852
Paid-in capital (Note 6)	10,273,261
Undistributed net investment income	97,441
Accumulated net realized loss on investments	(1,075,122)
Net unrealized appreciation from investments	1,551,110
Net Assets	$10,847,542
Shares outstanding	851,627
Net asset value, offering price, and redemption price per share	$12.74

See Accompanying Notes to Financial Statements.
14

Credit Suisse Trust — Blue Chip Portfolio
Statement of Operations
For the Year Ended December 31, 2007

Investment Income (Note 2)
Dividends	$202,910
Interest	3,339
Total investment income	206,249
Expenses
Investment advisory fees (Note 3)	57,067
Administrative services fees (Note 3)	24,042
Trustees' fees	19,855
Audit and tax fees	17,001
Printing fees (Note 3)	16,400
Legal fees	14,093
Custodian fees	9,841
Transfer agent fees	1,876
Interest expense (Note 4)	598
Insurance expense	443
Commitment fees (Note 4)	291
Total expenses	161,507
Less: fees waived (Note 3)	(53,080)
Net expenses	108,427
Net investment income	97,822
Net Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investments	787,062
Net change in unrealized appreciation (depreciation) from investments	(68,810)
Net realized and unrealized gain from investments	718,252
Net increase in net assets resulting from operations	$816,074

See Accompanying Notes to Financial Statements.
15

Credit Suisse Trust — Blue Chip Portfolio
Statements of Changes in Net Assets

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
From Operations
Net investment income	$97,822	$97,495
Net realized gain from investments	787,062	783,587
Net change in unrealized appreciation (depreciation) from investments	(68,810)	718,724
Net increase in net assets resulting from operations	816,074	1,599,806
From Dividends
Dividends from net investment income	(97,194)	(96,044)
Net decrease in net assets resulting from dividends	(97,194)	(96,044)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	1,935,326	1,684,418
Reinvestment of dividends	97,194	96,044
Net asset value of shares redeemed	(2,771,300)	(3,524,491)
Net decrease in net assets from capital share transactions	(738,780)	(1,744,029)
Net decrease in net assets	(19,900)	(240,267)
Net Assets
Beginning of year	10,867,442	11,107,709
End of year	$10,847,542	$10,867,442
Undistributed net investment income	$97,441	$97,372

See Accompanying Notes to Financial Statements.
16

Credit Suisse Trust — Blue Chip Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2007	2006	2005	2004	2003
Per share data
Net asset value, beginning of year	$11.95	$10.41	$9.91	$9.15	$7.35
INVESTMENT OPERATIONS
Net investment income	0.12	0.10	0.09	0.08	0.07
Net gain on investments (both realized and unrealized)	0.78	1.53	0.48	0.75	1.76
Total from investment operations	0.90	1.63	0.57	0.83	1.83
LESS DIVIDENDS
Dividends from net investment income	(0.11)	(0.09)	(0.07)	(0.07)	(0.03)
Net asset value, end of year	$12.74	$11.95	$10.41	$9.91	$9.15
Total return[1]	7.56%	15.79%	5.78%	9.13%	24.92%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$10,848	$10,867	$11,108	$13,437	$15,776
Ratio of expenses to average net assets	0.95%	0.95%	1.04%	1.16%	1.16%
Ratio of net investment income to average net assets	0.86%	0.88%	0.74%	0.69%	0.58%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.47%	0.58%	0.47%	0.50%	0.33%
Portfolio turnover rate	124%	131%	114%	47%	40%

1  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

See Accompanying Notes to Financial Statements.
17

Credit Suisse Trust — Blue Chip Portfolio
Notes to Financial Statements
December 31, 2007

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers eight managed investment portfolios of which one, the Blue Chip Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks long-term capital appreciation. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of The Commonwealth of Massachusetts as a business trust on March 15, 1995.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed,

18

Credit Suisse Trust — Blue Chip Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 2. Significant Accounting Policies

the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

B) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

D) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

E) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

F) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

G) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest

19

Credit Suisse Trust — Blue Chip Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 2. Significant Accounting Policies

thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio had no securities out on loan during the year ended December 31, 2007.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 0.50% of the Portfolio's average daily net assets. For the year ended December 31, 2007, investment advisory fees earned and voluntarily waived were $57,067 and $53,080, respectively. Credit Suisse will not recapture from the Portfolio any fees it waived during the fiscal year ended December 31, 2007. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Portfolio's average daily net assets. For the year ended December 31, 2007, co-administrative services fees earned by CSAMSI were $10,272.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2007, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $13,770.

20

Credit Suisse Trust — Blue Chip Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 3. Transactions with Affiliates and Related Parties

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2007, Merrill was paid $13,895 for its services to the Portfolio.

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. During the year ended December 31, 2007, the Portfolio had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding
$213,056	5.613%	$401,000

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2007, purchases and sales of investment securities (excluding short-term investments) were $13,959,047 and $14,533,178, respectively.

21

Credit Suisse Trust — Blue Chip Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $0.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Shares sold	156,069	153,746
Shares issued in reinvestment of dividends	7,832	8,828
Shares redeemed	(221,807)	(319,850)
Net increase (decrease)	(57,906)	(157,276)

On December 31, 2007, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
1	97%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends paid during the years ended December 31, 2007 and 2006, respectively, for the Portfolio were as follows:

Ordinary Income
2007	2006
$97,194	$96,044

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales and deferral of post-October losses.

At December 31, 2007, the components of distributable earnings on a tax basis for the Portfolio were as follows:

Undistributed net investment income	$97,440
Accumulated net realized loss	(1,004,942)
Unrealized appreciation	1,480,931
$573,429

22

Credit Suisse Trust — Blue Chip Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 7. Federal Income Taxes

At December 31, 2007, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31,
2011
$1,004,942

During the tax year ended December 31, 2007, the Portfolio utilized $764,926 of the capital loss carryforwards.

It is uncertain that the Portfolio will realize the full benefit of these losses prior to expiration.

At December 31, 2007, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $9,358,967, $1,810,669, $(329,738) and $1,480,931, respectively.

At December 31, 2007, the Portfolio reclassified $559 from undistributed net investment income to accumulated net realized loss from investments, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of distributions received from real estate investment trusts. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how

23

Credit Suisse Trust — Blue Chip Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 9. Recent Accounting Pronouncements

a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. During the period ended December 31, 2007, Management has adopted FIN 48. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required in subsequent reports.

24

Credit Suisse Trust — Blue Chip Portfolio
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Trust and Shareholders of
Credit Suisse Trust — Blue Chip Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Blue Chip Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 25, 2008

25

Credit Suisse Trust — Blue Chip Portfolio
Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement, the Board of Trustees, including the Independent Trustees, at a meeting held on November 13 and 14, 2007, considered the following factors with respect to the Blue Chip Portfolio (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee of 0.50% ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse"). The Board noted that Credit Suisse had waived the advisory fee (the "Net Advisory Fee") and reimbursed expenses during the year. The Board acknowledged that voluntary fee waivers and expense reimbursements could be discontinued at any time.

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee, Net Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds (the "Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Portfolio Performance

The Board received and considered the performance results of the Portfolio over time, along with comparisons both to the relevant performance group

26

Credit Suisse Trust — Blue Chip Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including any fee waivers or fee caps, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Portfolio, administrative and brokerage relationships with affiliates of Credit Suisse and benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

27

Credit Suisse Trust — Blue Chip Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

Conclusions

In selecting Credit Suisse, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  As the Contractual Advisory Fee was at the low end in the Portfolio's Expense Group and Credit Suisse had waived the advisory fee and reimbursed expenses, the Board considered the fee to be reasonable.

•  The Portfolio's performance for the past one, two and three-year periods was above the median for its Performance Group and Performance Universe.

•  The Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio and willingness to waive fees and expenses, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the fee waiver and the relatively small size of the Portfolio and the amount of the Contractual Advisory Fee, the Portfolio's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

28

Credit Suisse Trust — Blue Chip Portfolio
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	35	Director of
Epoch Holding
Corporation (an
investment
management
and investment
advisory
services
company);
Director of The
Adams Express
Company (a
closed-end
investment
company);
Director of
Petroleum and
Resources
Corporation (a
closed-end
investment
					company).

Jeffrey E. Garten Box 208200 New Haven, Connecticut 06520-8200 (1946)	Trustee, Nominating and Audit Committee Member	Since Portfolio Inception	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	28	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Alcan, Inc. (smelting and refining of nonferrous metals company).

1   Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

29

Credit Suisse Trust — Blue Chip Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Director
Independent Trustees

Peter F. Krogh SFS/ICC 702 Georgetown University Washington, DC 20057 (1937)	Trustee, Nominating and Audit Committee Member	Since Portfolio Inception	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	28	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Nominating Committee Chairman and Audit Committee Member	Trustee since Portfolio Inception and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	35	Director of
iCAD, Inc.
(surgical and
medical
instruments and
apparatus
company);
Director of
Presstek, Inc.
(digital imaging
technologies
company);
Director of
Wood
Resources, LLC.
(plywood
manufacturing
					company).

Interested Trustee

Michael E. Kenneally[2] c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1954)	Trustee	Since 2004	Chairman and Global Chief Executive Officer of Credit Suisse from March 2003 to July 2005; Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003.	28	None

2   Mr. Kenneally is a Trustee who is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he was an officer of Credit Suisse within the last two fiscal years.

30

Credit Suisse Trust — Blue Chip Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Lawrence D. Haber c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1951)	Chief Executive Officer and President	Since 2007	Managing Director and Chief Operating Officer of Credit Suisse; Member of Credit Suisse's Management Committee; Chief Financial Officer of Merrill Lynch Investment Managers from 1997 to 2003.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since Portfolio Inception	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated
with Credit Suisse since July 2003; Associated with the law
firm of Willkie Farr & Gallagher LLP from 1998 to 2003;
Officer of other Credit Suisse Funds.

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1965)	Treasurer	Since 2006	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

31

Credit Suisse Trust — Blue Chip Portfolio
December 31, 2007 (unaudited)

Important Tax Information for Corporate Shareholders

Corporate Shareholders should note for the year ended December 31, 2007, the percentage of the Fund's investment income (i.e., net investment income plus short-term capital gains) that qualified for the intercorporate dividends received deduction is 100%.

32

Credit Suisse Trust — Blue Chip Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

33

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ www.credit-suisse.com/US

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.   TRBLC-AR-1207

CREDIT SUISSE FUNDS

Annual Report

December 31, 2007

CREDIT SUISSE TRUST
■  COMMODITY RETURN STRATEGY PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2007; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report
December 31, 2007 (unaudited)

January 29, 2008

Dear Shareholder:

For the 12-month period ended December 31, 2007, Credit Suisse Trust — Commodity Return Strategy Portfolio1 (the "Portfolio") had a gain of 17.33%. The Dow Jones-AIG Commodity Index Total Return2 ("DJ-AIG Index") had a same period increase of 16.23%.

Market Review: A strong year for commodities

For the annual period ending December 31, 2007, commodities posted strong positive gains — marking the sixth consecutive year of gains. The Dow Jones AIG Total Return Index returned 16.23% for the year, outperforming the 5.49% total return of the S&P 500 Index and the 7.0% total return of the Lehman Brothers U.S. Aggregate Bond Index.

During the year, commodities within the agriculture, energy and precious metals sectors contributed positively to performance, whereas industrial metals and livestock related commodities were negative. While the index had positive returns for the vast majority of the year, it wasn't until September 2007 that it reached year-to-date performance of more than 10%. Much of this surge was due to expectations that the Federal Reserve would lower the target for the federal funds rate as a result of the credit crisis, creating the potential for unexpected inflation.

Agriculture was the top performing commodity group for the fiscal year, rising 29.89% on a total return basis on wheat (+59.18%), soybeans (+61.49%), and soybean oil (+58.70%). Due to adverse weather conditions throughout much of the world, including Australia and Canada, wheat production estimates dropped, leading to higher prices. Soybeans and soybean oil rose on expectations of an acreage shift from soybeans to wheat to take advantage of high wheat prices, potentially creating a smaller than expected soybean crop. Precious metals were also up strongly (+25.95%), on the lower U.S. dollar and higher inflation expectations. The energy sector rose 20.69%, but performance of individual commodities was mixed. Heating oil was the strongest performer, up 53.40% on limited available inventories.

While most of the commodities that the Portfolio gained exposure to rose during the strong commodity market in the fiscal year, some also fell. Zinc fell 40.58% as the potential for a U.S. recession lowered projected demand for economically-sensitive industrial metals. Lean hogs were down 26.41% on lower than expected exports to China — despite the Porcine Reproductive and Respiratory Syndrome Virus (PRRSV) that lowered the hog supply in China. Natural gas performed poorly for the second year in a row, falling 19.30% on a cool summer and lack of severe hurricane activity.

1

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Strategic Review and Market Outlook: Diversification and Potential Upside

Fears of rising inflation and the falling U.S. dollar during the turmoil in the credit markets contributed to performance. In the fixed income portion of the Portfolio, holdings maintained a bias toward high quality short-term assets, especially floating rate notes. These assets were able to take advantage of a Fed that kept the overnight funds rate steady at 5.25% until September. However, the final five months of the year displayed unprecedented turmoil in the markets, resulting in an almost complete lack of liquidity and widening spreads. This negatively affected some of the Portfolio's holdings in fixed income securities. To lower the Portfolio's exposure to sectors affected by the turmoil in credit markets, in recent months most new purchases have been of U.S. agency securities.

Historically, commodity index returns have tended to exhibit long-term positive returns with low correlations to other asset classes, creating potential risk/return benefits within a diversified portfolio. With the credit crisis this fiscal year, we once again witnessed the diversification benefits of commodities. Despite equity and credit markets performing poorly, commodities still performed well. This is because many of the factors that drive commodity prices, such as inflation expectations, currencies, and physical supply-demand factors, have historically either not affected, or had the opposite effect, on the equity and fixed income markets.

In addition to our strong belief in the diversification benefits of commodities, we remain tactically bullish on the commodity market in the coming year. Many of the same factors that have driven prices up recently remain in place. There are still very low supplies of crude oil and wheat, leaving both vulnerable to upward price spikes in the case of further supply disruptions. Fundamentally, with the continued growth from China, we believe that the low supply situation in crude oil may continue in the foreseeable future without a meaningful increase in production by the Organization of Petroleum Exporting Countries (OPEC). Additionally, with the turmoil in the credit markets likely to continue in 2008, any further rate cuts from the Federal Reserve could potentially result in higher inflation and a weaker U.S. dollar — two factors that have historically coincided with higher commodity prices.

The DJ-AIG Index is a broadly diversified futures index composed of futures contracts on 19 physical commodities. The Index is weighted among commodity sectors using dollar-adjusted liquidity and production data. Currently, four energy products, six metals and nine agricultural products are represented in the Index. The DJ-AIG Index is rebalanced as of the beginning of each calendar year so that as of that time no single commodity constitutes less than 2% or more

2

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

than 15% of the index, and each sector represented in the index is limited to 33%. However, following this rebalancing and for the remainder of the calendar year these percentages may change so that a single commodity may constitute a lesser or greater percentage of the index and different sectors may represent different proportions of the index.

The Portfolio seeks total return and is designed to replicate the performance of the DJ-AIG Index. The Portfolio gains exposure to commodities markets by investing in structured notes whose principal and/or coupon payments are linked to the DJ-AIG Index and through investment in the Credit Suisse Cayman Commodity Fund II, Ltd. (the "Subsidiary"), a wholly owned subsidiary of the Portfolio formed in the Cayman Islands, swap agreements on the DJ-AIG Index and futures contracts on individual commodities or a subset of commodities and options on them.

The Portfolio has obtained a private letter ruling from the Internal Revenue Service (IRS) confirming that the income produced by certain types of structured notes constitutes "qualifying income" under the Internal Revenue Code of 1986, as amended. In addition, the IRS has also issued another private letter ruling to the Portfolio in which the IRS concluded that income derived from the Portfolio's investment in its Subsidiary will constitute qualifying income to the Portfolio, even if the Subsidiary itself owns commodity futures, commodity swaps or other similar positions.

The Credit Suisse Commodities Management Team

Christopher Burton

Andrew Karsh

Andrew S. Lenskold

Kam T. Poon

This Portfolio is non-diversified, which means it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified mutual fund and may therefore be subject to greater volatility. Exposure to commodity markets should only form a small part of a diversified portfolio. Investment in commodity markets may not be suitable for all investors. The Portfolio's investment in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investment in traditional securities, particularly in investments involving leverage.

The use of derivatives such as commodity-linked structured notes, swaps and futures entails substantial risks, including risk of loss of a significant portion of their principal

3

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

value, lack of a secondary market, increased volatility, correlation risk, liquidity risk, interest-rate risk, market risk, credit risk, valuation risk and tax risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative's cost. At any time, the risk of loss of any individual security held by the Portfolio could be significantly higher than 50% of the security's value. For a detailed discussion of these and other risks, please refer to the Portfolio's Prospectus, which should be read carefully before you invest.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Portfolio could be materially different from that projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

4

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — Commodity Return Strategy Portfolio1 and the
Dow Jones-AIG Commodity Index2,3 from Inception (2/28/06).

Average Annual Returns as of December 31, 20071

1 Year	Since Inception
17.33%	12.78%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Dow Jones-AIG Commodity Index Total Return is composed of futures contracts on 19 physical commodities. Investors cannot invest directly in an index.

3  Performance for the benchmark is not available for the period beginning February 28, 2006, (commencement of operations). For that reason, performance is shown for the period beginning March 1, 2006.

5

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2007.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

6

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended December 31, 2007

Actual Portfolio Return
Beginning Account Value 7/1/07	$1,000.00
Ending Account Value 12/31/07	$1,127.00
Expenses Paid per $1,000*	$5.09
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/07	$1,000.00
Ending Account Value 12/31/07	$1,020.42
Expenses Paid per $1,000*	$4.84
Annualized Expense Ratios*	0.95%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

7

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Sector Breakdown*
United States Agency Obligations	38.4%
Commodity-Index Structured Notes	36.0%
Mortgage Backed Securities	17.6%
Asset Backed Securities	5.2%
Wholly-Owned Subsidiary	1.9%
Short-Term Investment	0.9%
Total	100.0%

*  Expressed as a percentage of total investments and may vary over time.

8

Credit Suisse Trust — Commodity Return Strategy Portfolio
Schedule of Investments
December 31, 2007

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
COMMERCIAL PAPER (5.2%)
ASSET BACKED (5.2%)
$3,000	Whitehawk CDO Funding, Ltd., Series 2004-1A, Class A1J# (Cost $3,000,000)	(AAA, Aaa)	12/15/08	5.041	$2,941,980
MORTGAGE BACKED SECURITIES (17.6%)
5,000	Brunel Residential Mortgage Securities, Series 2007-1A, Class A3#	(AAA, Aaa)	01/13/08	5.194	4,998,968
5,000	Pendeford Master Issuer PLC, Series 2007-1A, Class 1A#	(A-1, P-1)	02/12/08	5.222	5,000,000
TOTAL MORTGAGE BACKED SECURITIES (Cost $10,000,000)					9,998,968
STRUCTURED NOTES (36.2%)
2,100	AIG: Commodity Index Linked Notes	(A-1+, P-1)	12/08/08	4.996	2,173,395
300	AIG: Commodity Index Linked Notes	(A-1+, P-1)	12/08/08	4.996	303,558
1,500	Barclays Bank PLC:Commodity Index Linked Notes#	(A-1+, P-1)	01/20/09	4.916	1,635,303
1,500	Bear Stearns Company, Inc.: Commodity Index Linked Notes#	(A-1+, P-1)	12/09/08	4.685	1,552,425
7,000	Commonwealth Bank of Australia: Commodity Index Linked Notes#	(AAA, Aaa)	02/07/08	4.318	10,249,820
2,300	Merrill Lynch & Co, Inc.: Commodity Index Linked Notes#	(AAA, Aaa)	02/17/09	4.750	2,420,681
500	Morgan Stanley: Commodity Index Linked Notes	(A-1, P-1)	11/17/08	4.998	584,285
1,500	Natixis Financial Products, Inc.: Commodity Index Linked Notes#	(A-1+, P-1)	12/08/08	4.976	1,558,905
TOTAL STRUCTURED NOTES (Cost $16,700,000)					20,478,372
UNITED STATES AGENCY OBLIGATIONS (38.5%)
3,000	Fannie Mae Discount Notes ‡‡	(AAA, Aaa)	01/16/08	4.150	2,995,100
800	Fannie Mae Discount Notes	(AAA, Aaa)	01/24/08	4.169	797,848
15	Fannie Mae Discount Notes	(AAA, Aaa)	01/30/08	4.339	14,948
350	Fannie Mae Discount Notes	(AAA, Aaa)	02/01/08	4.410	348,689
500	Fannie Mae Discount Notes	(AAA, Aaa)	02/06/08	4.329	497,865
20	Fannie Mae Discount Notes	(AAA, Aaa)	02/13/08	4.163	19,899
1,300	Fannie Mae Discount Notes ‡‡	(AAA, Aaa)	02/15/08	4.144	1,293,133
4,000	Fannie Mae Discount Notes ‡‡	(AAA, Aaa)	03/12/08	4.129	3,968,228
750	Federal Home Loan Bank Discount Notes	(AAA, Aaa)	01/07/08	4.238	749,478
700	Federal Home Loan Bank Discount Notes	(AAA, Aaa)	01/11/08	4.390	699,158
300	Federal Home Loan Bank Discount Notes	(AAA, Aaa)	01/25/08	4.321	299,148
4,200	Federal Home Loan Bank Discount Notes ‡‡	(AAA, Aaa)	01/30/08	4.350	4,185,485
3,000	Federal Home Loan Bank Discount Notes ‡‡	(AAA, Aaa)	02/29/08	4.339	2,978,957
2,000	Freddie Mac Discount Notes	(AAA, Aaa)	01/30/08	4.150	1,992,992
950	Freddie Mac Discount Notes	(AAA, Aaa)	01/31/08	4.138	946,635
TOTAL UNITED STATES AGENCY OBLIGATIONS (Cost $21,785,965)					21,787,563

See Accompanying Notes to Financial Statements.
9

Credit Suisse Trust — Commodity Return Strategy Portfolio
Schedule of Investments (continued)
December 31, 2007

Par (000)		Maturity	Rate%	Value
SHORT-TERM INVESTMENT (0.9%)
$495	State Street Bank and Trust Co. Euro Time Deposit ‡‡ (Cost $495,000)	01/02/08	3.100	$495,000
Number of Shares
WHOLLY-OWNED SUBSIDIARY (1.9%)
DIVERSIFIED FINANCIALS (1.9%)
100	Credit Suisse Cayman Commodity Fund II, Ltd. (Cost $1,000,000)			1,085,580
TOTAL INVESTMENTS AT VALUE (100.3%) (Cost $52,980,965)				56,787,463
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%)				(163,002)
NET ASSETS (100.0%)				$56,624,461

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

#  Variable rate obligations — The interest rate shown is the rate as of December 31, 2007.

‡‡  Collateral segregated for futures contracts.

See Accompanying Notes to Financial Statements.
10

Credit Suisse Trust — Commodity Return Strategy Portfolio
Statement of Assets and Liabilities
December 31, 2007

Assets
Investments at value (Cost $52,980,965) (Note 2)	$56,787,463
Cash	854
Interest receivable	128,695
Variation margin receivable (Note 2)	1,859
Receivable for portfolio shares sold	199
Prepaid expenses	1,284
Total Assets	56,920,354
Liabilities
Advisory fee payable (Note 3)	4,240
Administrative services fee payable (Note 3)	5,425
Distribution fee payable (Note 3)	11,397
Payable for portfolio shares redeemed	140,446
Organizational fee payable (Note 3)	58,636
Trustees' fee payable	804
Other accrued expenses payable	74,945
Total Liabilities	295,893
Net Assets
Capital stock, $0.001 par value (Note 6)	4,891
Paid-in capital (Note 6)	46,203,259
Accumulated net investment loss	(10,406)
Accumulated net realized gain from investments and futures contracts	6,627,955
Net unrealized appreciation from investments and futures contracts	3,798,762
Net Assets	$56,624,461
Shares outstanding	4,890,613
Net asset value, offering price, and redemption price per share	$11.58

See Accompanying Notes to Financial Statements.
11

Credit Suisse Trust — Commodity Return Strategy Portfolio
Statement of Operations
For the Year Ended December 31, 2007

Investment Income (Note 2)
Interest	$6,420,890
Expenses
Investment advisory fees (Note 3)	640,829
Administrative services fees (Note 3)	149,264
Distribution fees (Note 3)	320,415
Legal fees	83,027
Audit and tax fees	60,478
Trustees' fees	20,632
Custodian fees	14,393
Printing fees (Note 3)	13,284
Offering costs (Note 3)	9,477
Commitment fees (Note 4)	4,074
Transfer agent fees	2,990
Insurance expense	1,802
Total expenses	1,320,665
Less: fees waived (Note 3)	(103,090)
Net expenses	1,217,575
Net investment income	5,203,315
Net Realized and Unrealized Gain (Loss) from Investments and Futures Contracts
Net realized gain from investments	12,892,231
Net realized gain from futures contracts	14,983
Net change in unrealized appreciation (depreciation) from investments	(104,594)
Net change in unrealized appreciation (depreciation) from futures contracts	(33,096)
Net realized and unrealized gain from investments and futures contracts	12,769,524
Net increase in net assets resulting from operations	$17,972,839

See Accompanying Notes to Financial Statements.
12

Credit Suisse Trust — Commodity Return Strategy Portfolio
Statements of Changes in Net Assets

For the Year For the Period	Ended December 31, 2007	Ended December 31, 2006[1]
From Operations
Net investment income	$5,203,315	$2,251,135
Net realized gain (loss) from investments, futures contracts and swap contracts	12,907,214	(6,279,259)
Net change in unrealized appreciation (depreciation) from investments and futures contracts	(137,690)	3,936,452
Net increase (decrease) in net assets resulting from operations	17,972,839	(91,672)
From Dividends
Dividends from net investment income	(5,262,535)	(2,251,480)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	81,389,351	151,418,130
Reinvestment of dividends	5,262,535	2,213,080
Net asset value of shares redeemed	(188,644,559)	(5,381,228)
Net increase (decrease) in net assets from capital share transactions	(101,992,673)	148,249,982
Net increase (decrease) in net assets	(89,282,369)	145,906,830
Net Assets
Beginning of year	145,906,830	—
End of year	$56,624,461	$145,906,830
Undistributed net investment income (loss)	$(10,406)	$48,814

1  For the period February 28, 2006 (commencement of operations) through December 31, 2006.

See Accompanying Notes to Financial Statements.
13

Credit Suisse Trust — Commodity Return Strategy Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Period)

	For the Year Ended December 31, 2007	For the Period Ended December 31, 2006[1]
Per share data
Net asset value, beginning of period	$10.37	$10.00
INVESTMENT OPERATIONS
Net investment income[2]	0.54	0.38
Net gain on investments, futures contracts and swap contracts (both realized and unrealized)	1.22	0.25
Total from investment operations	1.76	0.63
LESS DIVIDENDS
Dividends from net investment income	(0.55)	(0.26)
Net asset value, end of period	$11.58	$10.37
Total return[3]	17.33%	6.36%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$56,624	$145,907
Ratio of expenses to average net assets	0.95%	0.95%[4]
Ratio of net investment income to average net assets	4.06%	4.28%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.08%	0.31%[4]
Portfolio turnover rate	93%	27%

1  For the period February 28, 2006 (commencement of operations) through December 31, 2006.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.
14

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements
December 31, 2007
Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers eight managed investment portfolios of which one, the Commodity Return Strategy Portfolio (the "Portfolio"), is included in this report. The Portfolio is a non-diversified open-end management investment company that seeks total return. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of The Commonwealth of Massachusetts as a business trust on March 15, 1995.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Swap contracts are generally valued at a price at which the counterparty to such contract would repurchase the instrument or terminate the contract. Securities, options, futures contracts and other assets (including swaps and structured note agreements), for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. Structured note agreements are valued in

15

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 2. Significant Accounting Policies

accordance with a dealer-supplied valuation based on changes in the value of the underlying index. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

B) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

D) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Portfolio must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Portfolio derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income"). The Portfolio may seek to track the performance of the Dow Jones-AIG Commodity Index ("DJ-AIG Index") through investing in structured notes designed to track the performance of the DJ-AIG Index. The Portfolio has received a private letter ruling from the IRS which confirms that the Portfolio's use of certain types of structured notes designed to track the performance of the DJ-AIG Index produce Qualifying

16

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 2. Significant Accounting Policies

Income. In addition, the Portfolio may, through its investment in the Credit Suisse Cayman Commodity Fund II, Ltd., a wholly owned and controlled Cayman Islands subsidiary, ("the Subsidiary"), seek to track the performance of the DJ-AIG Index by the Subsidiary's investments in commodity-linked swaps and/or futures contracts. The Portfolio has obtained a private letter ruling from the IRS that its investment in the Subsidiary will produce Qualifying Income. If the Portfolio is unable to ensure continued qualification as a RIC, the Portfolio may be required to change its investment objective, policies or techniques, or may be liquidated. If the Portfolio fails to qualify as a RIC, the Portfolio will be subject to federal income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). If the Portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Portfolio would be subject to the risk of diminished returns. If the Portfolio should fail to qualify as a RIC, it would be considered as a single investment, which may result in variable contracts invested in the Portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the variable contracts would be taxed currently to the holders, and the contracts would remain subject to taxation as ordinary income thereafter, even if they become adequately diversified.

E) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

F) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

G) FUTURES — The Portfolio may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Portfolio is required to deposit cash and/or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are

17

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 2. Significant Accounting Policies

recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit and subsequent payments required for a futures transaction. At December 31, 2007, the Portfolio had the following open futures contracts:

Futures Contract	Number of Contracts	Expiration Date	Contract Amount	Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Notes Futures	85	03/31/08	$17,833,033	$17,871,250	$38,217
U.S. Treasury 10 Year Notes Futures	(51)	03/19/08	(5,736,969)	(5,782,922)	(45,953)
			$12,096,064	$12,088,328	$(7,736)

H) SWAPS — The Portfolio may enter into commodity index swaps for hedging purposes or to seek to increase total return. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Portfolio will enter into index swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

The Portfolio may enter into total return swap contracts, involving commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

18

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 2. Significant Accounting Policies

The Portfolio records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions.

I) COMMODITY INDEX-LINKED NOTES — The Portfolio may invest in structured notes whose value is based on the price movements of a commodity index. The structured notes are often leveraged, increasing the volatility of each note's value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in the value of the structured notes are recorded as unrealized gains and losses in the accompanying financial statements. Net payments are recorded as net realized gains/ (losses). These notes are subject to prepayment, credit and interest risks. The Portfolio has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Portfolio records a realized gain or loss. At December 31, 2007, the value of these securities comprised 36.2% of the Portfolio's net assets and resulted in unrealized appreciation of $3,778,372.

J) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio had no securities out on loan during the year ended December 31, 2007.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from the securities

19

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 2. Significant Accounting Policies

lending activities. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

K) OTHER — The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

The Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income is earned or gains are realized.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 0.50% of the Portfolio's average daily net assets. For the year ended December 31, 2007, investment advisory fees earned and voluntarily waived were $640,829 and $103,090, respectively. Credit Suisse will not recapture from the Portfolio any fees it waived during the fiscal year ended December 31, 2007. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Portfolio's average daily net assets. For the year ended December 31, 2007, co-administrative services fees earned by CSAMSI were $115,349.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2007, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $33,915.

20

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 3. Transactions with Affiliates and Related Parties

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares. Pursuant to distribution plans adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives fees for its distribution services. These fees are calculated at an annual rate of 0.25% of the average daily net assets.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2007, Merrill was paid $14,591 for its services to the Portfolio.

The Portfolio will reimburse Credit Suisse for offering costs in the amount of $58,636 that have been paid by Credit Suisse. Offering costs, including initial registration costs, were deferred and charged to expenses during the Portfolio's first year of operation. For the period January 1, 2007 through February 28, 2007, $9,477 was expensed to the Portfolio.

Investment in Cayman Commodity Fund II, Ltd. The Portfolio may invest up to 25% of its total assets in the Subsidiary, which invests primarily in commodity and financial futures and option contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Portfolio wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by Credit Suisse.

The Portfolio does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Portfolio's Schedule of Investments. Unrealized appreciation or depreciation on the Portfolio's investment in the Subsidiary is recorded in the Portfolio's Statement of Assets and Liabilities and Portfolio's Statement of Operations.

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through June of 2027. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary's net income and capital gain, to the extent of its earnings and profits, will be included each year in the Portfolio's investment company taxable income.

21

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2007, and during the year ended December 31, 2007, the Portfolio had no borrowings under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2007, purchases and sales of investment securities (excluding short-term investments) were $55,200,000 and $90,409,503, respectively.

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $0.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2007	For the Period Ended December 31, 2006[1]
Shares sold	7,693,479	14,354,276
Shares issued in reinvestment of dividends	486,914	217,832
Shares redeemed	(17,357,645)	(504,243)
Net increase (decrease)	(9,177,252)	14,067,865

1  For the period February 28, 2006 (commencement date) through December 31, 2006.

On December 31, 2007, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
1	94%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

22

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends paid during the years ended December 31, 2007 and 2006, respectively by the Portfolio were as follows:

Ordinary Income
2007	2006
$5,262,535	$2,251,480

The tax basis of components of distributable earnings differ from the amount reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to a mark to market of futures contracts and income from the Subsidiary. At December 31, 2007, the components of distributable earnings on a tax basis for the Portfolio were as follows:

Undistributed net investment income	$4,356,595
Accumulated realized gain	2,338,795
Unrealized appreciation	3,720,921
$10,416,311

During the tax year ended December 31, 2007, the Portfolio utilized $6,063,568 of capital loss carryforwards.

At December 31, 2007, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $53,066,542, $3,779,973, $(59,052) and $3,720,921, respectively.

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for

23

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 9. Recent Accounting Pronouncements

Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. During the period ended December 31, 2007, management has adopted FIN 48. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required in subsequent reports.

24

Credit Suisse Trust — Commodity Return Strategy Portfolio
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Trust and Shareholders of
Credit Suisse Trust — Commodity Return Strategy Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Commodity Return Strategy Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2007, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 25, 2008

25

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement, the Board of Trustees, including the Independent Trustees, at a meeting held on November 13 and 14, 2007, considered the following factors with respect to the Commodity Return Strategy Portfolio (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee rate of 0.50% for the Portfolio ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse"). The Board also reviewed and considered the fee waivers and/or expense reimbursement arrangements currently in place for the Portfolio and considered the actual fee rate of 0.19% paid by the Portfolio after taking waivers and reimbursements into account ("Net Advisory Fee"). The Board acknowledged that voluntary fee waivers and expense reimbursements could be discontinued at any time.

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee, Net Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds (the "Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

26

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

Portfolio Performance

The Board received and considered the performance results of the Portfolio, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including any fee waivers or fee caps, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, benefits potentially derived from an increase in Credit Suisse's business as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution and reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

27

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

Conclusions

In selecting Credit Suisse, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  The contractual management fee was the lowest in the Portfolio's Expense Group and the Board considered the fee to be reasonable.

•  The Portfolio's return for the year was the second highest in the Performance Group, but was below most of the funds in the Performance Universe. The Board noted that the Performance Group was limited to funds that, like the Portfolio, invested primarily in commodity-related investments, while the Performance Universe was composed of all specialty diversified equity funds, not just commodity funds.

•  The Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio and willingness to waive fees and expenses, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the fee waiver and the amount of the Contractual Advisory Fee, the Portfolio's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

28

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Directors/Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Trustee, Nominating Committee Member and Audit Committee Chairman	Since Portfolio Inception	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	35	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company).

Jeffrey E. Garten Box 208200 New Haven, Connecticut 06520-8200 (1946)	Trustee, Nominating and Audit Committee Member	Since Portfolio Inception	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	28	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Alcan, Inc. (smelting and refining of nonferrous metals company).

1   Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

29

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Directors/Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Director
Independent Trustees

Peter F. Krogh SFS/ICC 702 Georgetown University Washington, DC 20057 (1937)	Trustee, Nominating and Audit Committee Member	Since Portfolio Inception	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	28	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Nominating Committee Chairman and Audit Committee Member	Since Portfolio Inception	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	35	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company).

Interested Trustee

Michael E. Kenneally[2] c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1954)	Trustee	Since Portfolio Inception	Chairman and Global Chief Executive Officer of Credit Suisse from March 2003 to July 2005; Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003.	28	None

2   Mr. Kenneally is a Trustee who is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he was an officer of Credit Suisse within the last two fiscal years.

30

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Directors/Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Lawrence D. Haber c/o Credit Suisse Asset Management, LLC. Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1951)	Chief Executive Officer and President	Since 2007	Managing Director and Chief Operating Officer of Credit Suisse; Member of Credit Suisse's Management Committee; Chief Financial Officer of Merrill Lynch Investment Managers from 1997 to 2003.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since Portfolio Inception	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since Portfolio Inception	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006, Vice President and Secretary Portfolio Inception	Since Portfolio Inception	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1965)	Treasurer	Since Portfolio Inception	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

31

Credit Suisse Trust — Commodity Return Strategy Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

32

■  CREDIT SUISSE
CAYMAN COMMODITY FUND II, LTD.
(THE "SUBSIDIARY")

For the period ended December 31, 2007

33

Credit Suisse Cayman Commodity Fund II, Ltd. (the "Subsidiary")
Schedule of Investments
December 31, 2007

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
GOVERNMENT AGENCY (75.4%)
500	Fannie Mae Discount Notes	(AAA,Aaa)	01/16/08	3.281	$499,183
70	Fannie Mae Discount Notes‡‡	(AAA,Aaa)	02/13/08	4.239	69,642
250	Federal Home Loan Bank Discount Notes	(AAA,Aaa)	01/02/08	4.343	249,826
TOTAL GOVERNMENT AGENCY (Cost $818,651)					818,651
SHORT-TERM INVESTMENT (24.3%)
264	State Street Bank and Trust Co. Euro Time Deposit, 3.600%, 01/02/08 (Cost $264,000)				264,000
TOTAL INVESTMENTS AT VALUE (99.7%) (Cost $1,082,651)					1,082,651
OTHER ASSETS IN EXCESS OF LIABILITIES (0.3%)					2,929
NET ASSETS (100.00%)					$1,085,580

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Services, Inc. ("Moody's") are unaudited.

‡‡  Collateral segregated for futures contracts.

See Accompanying Notes to Financial Statements.
34

Credit Suisse Cayman Commodity Fund II, Ltd. (the "Subsidiary")
Statement of Assets and Liabilities
December 31, 2007

Assets
Investments at value (Cost $1,082,651) (Note 2)	$1,082,651
Cash	237
Interest receivable	23
Variation margin receivable (Note 2)	2,666
Other assets	24,269
Total Assets	1,109,846
Liabilities
Accrued expenses payable	24,266
Total Liabilities	24,266
Net Assets
Par value of participating shares (Note 4)	100
Paid-in capital (Note 4)	999,900
Accumulated net investment income	20,144
Accumulated net realized gain on futures contracts	76,227
Net unrealized depreciation on futures contracts	(10,791)
Net Assets	$1,085,580
Shares Outstanding	100,000
Net asset value, redemption price per share and offering price per share	$10.86

See Accompanying Notes to Financial Statements.
35

Credit Suisse Cayman Commodity Fund II, Ltd. (the "Subsidiary")
Statement of Operations
For the Period July 27, 20071 through December 31, 2007

Investment Income (Note 2)
Interest	$20,144
Total investment income	20,144
Expenses
Administration fees (Note 3)	266
Audit fees	24,000
Total expenses	24,266
Less: fees reimbursed (Note 3)	(24,266)
Net expenses	—
Net investment income	20,144
Net Realized and Unrealized Gain (Loss) from Futures Contracts
Net realized gain on futures contracts	76,227
Net change in unrealized appreciation (depreciation) from futures contracts	(10,791)
Net realized and unrealized gain from futures contracts	65,436
Net increase in net assets resulting from operations	$85,580

1  Commencement of operations

See Accompanying Notes to Financial Statements.
36

Credit Suisse Cayman Commodity Fund II, Ltd. (the "Subsidiary")
Statement of Changes in Net Assets

For the Period Ended December 31, 2007[1]
From Operations
Net investment income	$20,144
Net realized gain from futures contracts	76,227
Net change in unrealized appreciation (depreciation) from futures contracts	(10,791)
Net increase in net assets resulting from operations	85,580
From Capital Transactions (Note 4)
Proceeds from sale of shares	1,000,000
Net increase in net assets from capital share transactions	1,000,000
Net increase in net assets	1,085,580
Net Assets
Beginning of period	—
End of period (including accumulated net investment income of $20,144)	$1,085,580

1  For the period July 27, 2007 (commencement of operations) through December 31, 2007.

See Accompanying Notes to Financial Statements.
37

Credit Suisse Cayman Commodity Fund II, Ltd. (the "Subsidiary")
Notes to Financial Statements
December 31, 2007

Note 1. Organization

Credit Suisse Cayman Commodity Fund II, Ltd. (the "Fund") is organized as a Cayman Islands Company. The Fund intends to carry on the business of an investment company. The Fund's investment manager is Credit Suisse Asset Management, LLC ("Credit Suisse"). As of December 31, 2007, 100% of the Fund's participating shares were owned by Credit Suisse Trust — Commodity Return Strategy Portfolio.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Swap contracts are generally valued at a price at which the counterparty to such contract would repurchase the instrument or terminate the contract. Securities, options, futures contracts and other assets (including swaps), for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

38

Credit Suisse Cayman Commodity Fund II, Ltd. (the "Subsidiary")
Notes to Financial Statements (continued)
December 31, 2007

Note 2. Significant Accounting Policies

B) INCOME TAXES — The Fund has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through June of 2027. No such taxes are levied in the Cayman Islands at the present time. The Fund is a Controlled Foreign Corporation under U.S. tax laws and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) FUTURES — The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash and/or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. At December 31, 2007, the Fund had the following open futures contracts:

Contract Description	Unrealized Appreciation (Depreciation)
Contracts to Purchase
Energy	$67,058
Agriculture	$147
$67,205
Contracts to Sell
Energy	$(95,108)
Agriculture	$17,112
$(77,996)
Net unrealized (depreciation)	$(10,791)

39

Credit Suisse Cayman Commodity Fund II, Ltd. (the "Subsidiary")
Notes to Financial Statements (continued)
December 31, 2007

Note 2. Significant Accounting Policies

E) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse recognizes that it receives compensation for performing investment advisory services for the Credit Suisse Trust Commodity Return Strategy Portfolio pursuant to a separate investment advisory agreement and agrees to receive no additional compensation for rendering its services to the Fund. During the period ended December 31, 2007, Credit Suisse voluntarily reimbursed the Fund $24,266 in Fund expenses. Reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

State Street Bank and Trust Company ("SSB") serves as administrator to the Fund. For its administrative services, SSB currently receives a fee based on the Fund's average daily net assets. For the period ended December 31, 2007, administrative services fees earned by SSB were $266.

Note 4. Capital Transactions

The Fund has authorized 5,000,000 participating shares of $.01 par value per share. The Fund issued 100,000 participating shares for $1,000,000 on July 27, 2007 in conjunction with the initial capitalization of the Fund. Capital transactions were as follows:

For the Period Ended December 31, 2007[1]
Shares sold	100,000
Net increase	100,000

1  For the period from July 27, 2007 (commencement of operations) to December 31, 2007.

40

Credit Suisse Cayman Commodity Fund II, Ltd. (the "Subsidiary")
Notes to Financial Statements (continued)
December 31, 2007

Note 5. Financial Highlights

The following represents the total return of the Fund for the period from July 27, 2007 through December 31, 2007. Total return was calculated based upon the daily returns of the Fund during this period. The calculation has not been annualized for reporting purposes:

Total Return	8.60%

The following represents certain financial ratios of the Fund for the period noted. The computation of the net investment income and total expense ratios was based upon the daily net assets of the Fund during these periods. The calculations have been annualized for reporting purposes:

Ratio to Average Net Assets:	For the Period Ended December 31, 2007[1]
Net investment income	4.46%
Total expenses (before expense reimbursement)	5.37%
Total expenses (after expense reimbursement)	0.00%

1  For the period from July 27, 2007 (commencement of operations) to December 31, 2007.

Note 6. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 7. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent.

41

Credit Suisse Cayman Commodity Fund II, Ltd. (the "Subsidiary")
Notes to Financial Statements (continued)
December 31, 2007

Note 7. Recent Accounting Pronouncements

During the period ended December 31, 2007, Management has adopted FIN 48. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required in subsequent reports.

42

Credit Suisse Cayman Commodity Fund II, Ltd. (the "Subsidiary")
Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Credit Suisse Cayman Commodity Fund II, Ltd.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Credit Suisse Cayman Commodity Fund II, Ltd. (the "Fund"), at December 31, 2007, and the results of its operations and the changes in its net assets for the period from July 27, 2007 to December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 25, 2008

43

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P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TRCOM-AR-1207

CREDIT SUISSE FUNDS

Annual Report

December 31, 2007

CREDIT SUISSE TRUST
■  EMERGING MARKETS PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2007; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Emerging Markets Portfolio
Annual Investment Adviser's Report
December 31, 2007 (unaudited)

January 28, 2008

Dear Shareholder:

For the twelve-month period ended December 31, 2007, Credit Suisse Trust — Emerging Markets Portfolio1 (the "Portfolio") had a gain of 29.44%, versus an increase of 39.78% for the Morgan Stanley Capital International Emerging Markets Free Index.2

Market Review: A volatile, yet strong market

For the year ended December 31, 2007, emerging markets showed very strong performance led by BRIC (Brazil, Russia, India and China) and some smaller markets. By sector, strongest performance was seen in materials, energy and industrials (particularly sub-segments related to infrastructure spending). In fact, information technology was the only sector to post negative returns for the year. Markets proved more volatile in Q3 and Q4 as the sub-prime fallout and broader credit market tightness translated into lower risk appetite and concerns over global growth, but overall, emerging market equities continued to outperform developed market peers.

Strategic Review

For the annual period ended December 31, 2007, the Portfolio returned 29.44%, as compared to 39.78% for the MSCI Emerging Markets Free Index. On a country basis, leading contributors to performance included an overweight to Turkey, where index-heavy banks strongly outperformed. Our country overweight and stock selection in Russia (focused on selected energy and wireless telecoms) was also positive, as were our overweights in Brazil and smaller markets such as Egypt.

The fund underperformed primarily due to our underweight in China, a market which showed very strong performance over the year and significant IPO activity, which resulted in a large increase in its benchmark weight within the index. Lack of exposure to some of the smaller cap names which were leading performers also detracted from performance. Stock selection in India and South Korea was also negative overall for the period.

Market Outlook

Going into 2008, emerging market equities face a more uncertain growth environment than in previous years. The stress in credit markets emanating from the fallout from the sub-prime crisis has placed greater uncertainty on the U.S. growth outlook for 2008 and hence global growth as a whole and has resulted in a sharp rise in risk aversion which has hit emerging market stocks

1

Credit Suisse Trust — Emerging Markets Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

disproportionately. While we do not expect the U.S. economy to slide into outright recession, growth risks are increasingly on the downside, which is already feeding into commodity prices and export growth within certain emerging markets.

Having said that, slowdown in the U.S. economy does not necessarily translate into significant slowdown globally as it did in the past. Europe and Japan are on a stronger macroeconomic footing while domestically-driven growth within the emerging markets remains strong and more durable than in previous cycles. Over the past decade, the adoption of market-based policies, trade and capital account liberalization, and strong capital expenditure have created longer-term sources of growth for much of the emerging world and, by extension, the global economy as a whole. As a result, emerging markets themselves are becoming growth leaders and now account for about 30% of the global economy compared to 23% a decade ago. In 2007, they are estimated to have contributed 47% of the world's growth. Moreover, most of this has been led by domestic growth, as investment spending has accelerated across many markets (China, Russia, India, Brazil, Indonesia, Central Europe, Middle East) while consumption growth has entered a take-off phase as per capita GDPs have risen.

Meanwhile, macro and micro fundamentals within emerging markets remain supportive. Emerging markets were chained to the global events over the course of the 1990s due to weak external fundamentals and fixed exchange rates, which meant that any deterioration in global growth and liquidity had direct negative transmission effects on the real economy. The sharp improvement in external surpluses, fiscal, monetary and exchange rate management and greater policy continuity have put emerging markets on a stronger footing than in previous cycles. As a result, while developed market economies enter 2008 on shaky ground, emerging market countries — almost across the board — come into the current turbulence with multi-year positive growth momentum, record levels of investment and portfolio flows and lower debt levels. On the micro level, emerging market corporates are underleveraged compared to the past, while banks in general have limited exposure to the type of financial engineering structures that have resulted in the liquidity crunch and capital losses amongst developed market financial institutions.

One area of concern has been the rising levels of inflation in much of the emerging world. Much of this is related to the global rise in food and energy prices which command a larger share of CPI baskets in the developing world (27% on average versus 15% in developed world CPI baskets). In addition, the complications of managing external liquidity and a build-up in reserves have resulted in higher monetary growth in much of the emerging world which could

2

Credit Suisse Trust — Emerging Markets Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

potentially threaten domestic price levels. In 2007, we saw several cases where monetary authorities unexpectedly hiked rates to deal with incipient inflation problems — South Africa, Chile, Taiwan, Mexico and of course China. While we do not see inflation as a serious issue for emerging markets generally as yet, there could continue to be monetary policy surprises that could affect individual market sentiment.

Given the more uncertain outlook for U.S. growth, growth visibility and uncorrelated growth are likely to be strong investment themes for 2008, which could take a variety of forms. The first of these is a focus on domestic demand, i.e. consumption and investment. On the consumption side, the reduction in real interest rates, growing disposable incomes and deepening financial intermediation have significantly increased the potential for domestic spending in a number of markets. Longer-term demographics favour consumption in the developing world, given the projected structure of working age population and growth in labour force. As countries progress up the development ladder, we expect developing market consumers to close the gap with peers in other markets, be it in the form of rising car ownership, greater overseas travel or enhanced demand for financial services products.

Infrastructure is also likely to remain an important theme. The improvement in fiscal balances over the past decade and greater macro stability have allowed governments in emerging markets to embark on longer-term infrastructure spending after severe neglect over the 1990s — a theme that did not go unnoticed by investors in 2007, as infrastructure-related sub-segments (construction and engineering, transport) posted very strong returns. We believe that the search for earnings visibility will continue to support the investment case for infrastructure-related stocks. Expansion in ports, airports, highways, rail systems and power generation capacity is a multi-year phenomenon that will continue to support overall growth, regardless of the global cycle — and could even be stepped up as a countercyclical policy tool should global growth falter more than expected.

Smaller markets and smaller caps have also shown themselves to be less correlated to the global cycle. Positive demographic and growth trends and economic liberalization make for a compelling investment case across many "frontier" markets in Africa, the former Soviet Union, Asia and the Gulf region. In the past, regulatory and liquidity constraints have limited foreign participation in these markets but over the past few years, we have seen greater liberalization in market access. Similarly, smaller cap stocks which tend to be more domestic in focus have also attracted greater investor attention.

While global flows to emerging markets could continue to prove volatile in the short term, we still believe that global asset allocation will continue to favor a

3

Credit Suisse Trust — Emerging Markets Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

shift toward emerging markets. With emerging markets now accounting for close to 50% of the world economy and continuing to increase as a proportion of global market cap (now 11%), they are simply becoming too important to ignore by global asset allocators and the current sell-off is creating attractive entry points into what we believe to be a longer-term structural growth story.

The Credit Suisse Emerging Markets Team

Neil Gregson

Annabel Betz

Elizabeth H. Eaton

Matthew J.K. Hickman

Stephen Parr

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging-market investments. The Portfolio may involve a greater degree of risk than other funds that seek capital growth by investing in larger, more developed markets.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

4

Credit Suisse Trust — Emerging Markets Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — Emerging Markets Portfolio1 and the
MSCI Emerging Markets Free Index2,3 for Ten Years.

Average Annual Returns as of December 31, 20071

1 Year	5 Years	10 Years	Since Inception
29.44%	31.40%	12.38%	12.38%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Morgan Stanley Capital International Emerging Markets Free Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

3  Performance for the benchmark is not available for the period beginning December 31, 1997 (commencement of operations). For that reason performance is shown for the period beginning January 1, 1998.

5

Credit Suisse Trust — Emerging Markets Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2007.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

6

Credit Suisse Trust — Emerging Markets Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended December 31, 2007

Actual Portfolio Return
Beginning Account Value 7/1/07	$1,000.00
Ending Account Value 12/31/07	$1,137.20
Expenses Paid per $1,000*	$7.27
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/07	$1,000.00
Ending Account Value 12/31/07	$1,018.40
Expenses Paid per $1,000*	$6.87
Annualized Expense Ratios*	1.35%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

7

Credit Suisse Trust — Emerging Markets Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

8

Credit Suisse Trust — Emerging Markets Portfolio
Schedule of Investments
December 31, 2007

	Number of Shares	Value
COMMON STOCKS (90.6%)
Argentina (0.5%)
Energy Equipment & Services (0.5%)
Tenaris SA ADR	19,200	$858,816
TOTAL ARGENTINA		858,816
Austria (0.3%)
Energy Equipment & Services (0.3%)
C.A.T. oil AG*	26,412	581,174
TOTAL AUSTRIA		581,174
Brazil (7.3%)
Airlines (0.2%)
Gol-Linhas Aereas Inteligentes SA ADR§	14,500	359,890
Banks (0.5%)
Unibanco - Uniao de Bancos Brasileiros SA GDR	6,800	949,552
Beverages (0.2%)
Companhia de Bebidas das Americas ADR§	4,140	281,520
Diversified Telecommunication Services (0.5%)
Brasil Telecom Participacoes SA	32,359	845,333
Electric Utilities (0.8%)
Obrascon Huarte Lain Brasil SA	52,800	667,119
Terna Participacoes SA	49,700	865,562
		1,532,681
Food Products (0.2%)
Cosan SA Industria e Comercio	27,200	317,843
Oil & Gas (2.6%)
Petroleo Brasileiro SA - Petrobras ADR	48,400	4,657,048
Real Estate (0.8%)
Cyrela Brazil Realty SA	36,000	489,438
PDG Realty SA Empreendimentos e Participacoes	68,300	959,270
		1,448,708
Specialty Retail (1.2%)
B2W Compania Global do Varejo	31,500	1,256,461
Lojas Renner SA	34,000	687,640
Redecard SA	16,227	262,549
		2,206,650
Transportation Infrastructure (0.3%)
Wilson Sons, Ltd. BDR*	41,349	602,813
TOTAL BRAZIL		13,202,038
Chile (0.3%)
Electric Utilities (0.3%)
Enersis SA ADR§	34,500	553,035
TOTAL CHILE		553,035

See Accompanying Notes to Financial Statements.
9

Credit Suisse Trust — Emerging Markets Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
China
Airlines (1.1%)
Air China, Ltd. Series H§	792,000	$1,162,928
China Eastern Airlines Corporation, Ltd. Series H*§	881,597	857,254
		2,020,182
Banks (1.8%)
China Construction Bank Series H§	1,786,400	1,498,255
Industrial & Commercial Bank of China Series H§	2,478,500	1,756,342
		3,254,597
Electrical Equipment (1.0%)
Dongfang Electrical Machinery Company, Ltd. Series H	226,000	1,877,145
Insurance (2.1%)
China Life Insurance Company, Ltd. Series H§	418,100	2,137,102
Ping An Insurance Group Company, Ltd. Series H§	147,000	1,554,379
		3,691,481
Metals & Mining (0.7%)
Maanshan Iron & Steel Company, Ltd. Series H§	850,019	555,867
Yanzhou Coal Mining Company, Ltd. Series H§	375,082	724,664
		1,280,531
Oil & Gas (1.6%)
China Petroleum & Chemical Corp. Series H	584,400	864,872
PetroChina Company, Ltd. Series H	1,116,100	1,965,833
		2,830,705
Real Estate (1.1%)
Beijing Capital Land, Ltd. Series H	1,839,001	1,105,327
Shimao Property Holdings, Ltd.§	364,000	911,955
		2,017,282
Textiles & Apparel (0.8%)
China Hongxing Sports, Ltd.§	1,123,981	737,607
Sino Techfibre, Ltd.	967,300	662,010
		1,399,617
TOTAL CHINA		18,371,540
Colombia (0.3%)
Diversified Financials (0.3%)
Suramericana de Inversiones SA	57,200	565,975
TOTAL COLOMBIA		565,975
Egypt (1.4%)
Construction & Engineering (0.9%)
Orascom Construction Industries	15,900	1,642,291
Diversified Telecommunication Services (0.5%)
Telecom Egypt	246,000	931,430
TOTAL EGYPT		2,573,721

See Accompanying Notes to Financial Statements.
10

Credit Suisse Trust — Emerging Markets Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Hong Kong (4.9%)
Oil & Gas (1.1%)
CNOOC, Ltd.	1,229,500	$2,064,787
Real Estate (0.3%)
China Resources Land, Ltd.	237,542	517,173
Wireless Telecommunication Services (3.5%)
China Mobile, Ltd.	356,344	6,205,551
TOTAL HONG KONG		8,787,511
India (6.8%)
Automobiles (0.5%)
Mahindra & Mahindra, Ltd.	45,700	982,080
Chemicals (1.3%)
Reliance Industries, Ltd.	33,010	2,405,680
Diversified Financials (0.8%)
ICICI Bank, Ltd. ADR	24,900	1,531,350
Diversified Telecommunication Services (1.0%)
Bharti Airtel, Ltd.*	68,574	1,715,211
Electrical Equipment (1.0%)
Bharat Heavy Electricals, Ltd.	26,400	1,718,122
Gas Utilities (0.8%)
Gail India, Ltd.	108,200	1,469,172
Industrial Conglomerates (0.8%)
Grasim Industries, Ltd.	15,100	1,374,763
IT Consulting & Services (0.6%)
Infosys Technologies, Ltd. ADR§	23,800	1,079,568
TOTAL INDIA		12,275,946
Indonesia (2.1%)
Banks (1.0%)
PT Bank Central Asia	1,380,000	1,057,480
PT Bank Mandiri	2,339,631	857,491
		1,914,971
Construction & Engineering (0.3%)
PT Truba Alam Manunggal Engineering TBK*	3,700,000	553,382
Industrial Conglomerates (0.3%)
PT Bakrie & Brothers TBK*	16,500,000	498,331
Wireless Telecommunication Services (0.5%)
PT Telekomunikasi Indonesia	803,900	851,041
TOTAL INDONESIA		3,817,725

See Accompanying Notes to Financial Statements.
11

Credit Suisse Trust — Emerging Markets Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Israel (1.0%)
Electronic Equipment & Instruments (0.3%)
Orbotech, Ltd.*§	25,100	$440,505
Pharmaceuticals (0.7%)
Teva Pharmaceutical Industries, Ltd. ADR	27,600	1,282,848
TOTAL ISRAEL		1,723,353
Kazakhstan (1.2%)
Oil & Gas (1.2%)
KazMunaiGas Exploration Production GDR Rule 144A‡	68,300	2,117,300
TOTAL KAZAKHSTAN		2,117,300
Malaysia (1.4%)
Construction & Engineering (0.2%)
Muhibbah Engineering Berhad	254,900	287,272
Diversified Financials (0.3%)
AMMB Holdings Berhad	509,400	580,971
Hotels, Restaurants & Leisure (0.3%)
Resorts World Berhad	498,300	580,736
Industrial Conglomerates (0.6%)
IOI Corporation Berhad	439,075	1,021,626
TOTAL MALAYSIA		2,470,605
Mexico (4.8%)
Beverages (0.4%)
Fomento Economico Mexicano SAB de CV ADR	18,731	714,962
Construction Materials (0.6%)
Cemex SA de CV ADR*§	40,249	1,040,437
Household Durables (0.3%)
Consorcio ARA SA de CV§	460,200	514,411
Metals & Mining (0.4%)
Grupo Mexico SA de CV Series B	114,450	719,356
Multiline Retail (0.4%)
Wal-Mart de Mexico SAB de CV ADR§	18,000	621,000
Real Estate (0.6%)
Urbi Desarrollos Urbanos SA de CV*§	307,772	1,063,101
Transportation Infrastructure (0.4%)
Grupo Aeroportuario del Pacifico SA de CV ADR	17,300	772,099
Wireless Telecommunication Services (1.7%)
America Movil SAB de CV ADR Series L	37,074	2,275,973
America Movil SAB de CV Series L	266,342	817,502
		3,093,475
TOTAL MEXICO		8,538,841

See Accompanying Notes to Financial Statements.
12

Credit Suisse Trust — Emerging Markets Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Poland (0.5%)
Banks (0.5%)
Powszechna Kasa Oszczednosci Bank Polski SA	40,000	$852,717
TOTAL POLAND		852,717
Russia (12.8%)
Banks (1.9%)
Sberbank RF	797,000	3,357,464
Electric Utilities (0.7%)
OGK-5	383,394	66,833
RAO Unified Energy System of Russia*	930,900	1,214,668
TGK-5 JSC	12,655,572	11,390
		1,292,891
Industrial Conglomerates (0.9%)
Mining and Metallurgical Company Norilsk Nickel ADR	5,700	1,543,275
Metals & Mining (0.3%)
Evraz Group SA GDR	6,500	503,750
Oil & Gas (5.9%)
Gazprom	514,914	7,203,206
Gazprom ADR	15,700	887,157
Lukoil ADR	30,100	2,603,650
		10,694,013
Pharmaceuticals (0.8%)
Pharmstandard*	5,242	376,113
Pharmstandard GDR*	38,000	1,045,000
		1,421,113
Wireless Telecommunication Services (2.3%)
Mobile Telesystems	115,000	1,752,893
OAO Vimpel Communications ADR	57,845	2,406,352
		4,159,245
TOTAL RUSSIA		22,971,751
Singapore (1.3%)
Energy Equipment & Services (0.4%)
First Resources, Ltd.*	836,120	720,268
Food Products (0.7%)
Golden Agri-Resources, Ltd.	500,000	728,188
Indofood Agri Resources, Ltd.*	300,000	498,595
		1,226,783
Marine (0.2%)
Cosco Corp. (Singapore), Ltd.	116,699	460,719
TOTAL SINGAPORE		2,407,770

See Accompanying Notes to Financial Statements.
13

Credit Suisse Trust — Emerging Markets Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
South Africa (5.4%)
Banks (0.7%)
FirstRand, Ltd.	416,552	$1,201,520
Construction & Engineering (0.6%)
Group Five, Ltd.	63,300	507,632
Murray & Roberts Holdings, Ltd.	39,000	578,746
		1,086,378
Construction Materials (0.6%)
Pretoria Portland Cement Company, Ltd.	164,819	1,053,264
Food Products (0.4%)
Tiger Brands, Ltd.	28,800	706,742
Insurance (0.5%)
Discovery Holdings, Ltd.	1	4
Liberty Group, Ltd.	66,300	871,027
		871,031
Metals & Mining (0.9%)
Anglo Platinum, Ltd.	11,500	1,696,416
Oil & Gas (0.5%)
Sasol	16,500	817,632
Wireless Telecommunication Services (1.2%)
MTN Group, Ltd.	119,600	2,240,067
TOTAL SOUTH AFRICA		9,673,050
South Korea (14.1%)
Banks (1.6%)
Kookmin Bank*	23,010	1,696,159
Shinhan Financial Group Company, Ltd.*	21,396	1,213,684
		2,909,843
Beverages (0.4%)
Hite Brewery Company, Ltd.	4,700	710,589
Construction & Engineering (2.3%)
GS Engineering & Construction Corp.	11,610	1,909,145
Hyundai Development Co.	13,760	1,330,196
Hyundai Engineering & Construction Company, Ltd.*§	10,000	929,660
		4,169,001
Diversified Financials (0.8%)
Woori Investment & Securities Company, Ltd.	48,900	1,358,377
Machinery (2.8%)
Daewoo Shipbuilding & Marine Engineering Company, Ltd.*	31,000	1,690,975
Hyundai Heavy Industries Company, Ltd.*	5,600	2,610,161
Pyeong San Company, Ltd.*§	15,000	803,115
		5,104,251

See Accompanying Notes to Financial Statements.
14

Credit Suisse Trust — Emerging Markets Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
South Korea
Metals & Mining (1.7%)
POSCO ADR§	19,900	$2,993,159
Multiline Retail (2.1%)
Hyundai Department Store Company, Ltd.	16,329	2,057,888
Shinsegae Company, Ltd.*	2,350	1,810,905
		3,868,793
Semiconductor Equipment & Products (2.4%)
Samsung Electronics Company, Ltd.	7,261	4,273,081
TOTAL SOUTH KOREA		25,387,094
Taiwan (9.8%)
Chemicals (0.7%)
Formosa Plastics Corp.	436,000	1,213,670
Computers & Peripherals (0.7%)
Acer, Inc.	236,400	458,232
Wistron Corp.	476,424	875,039
		1,333,271
Construction Materials (1.1%)
Asia Cement Corp.	1,360,908	1,971,909
Diversified Financials (0.8%)
Yuanta Financial Holdings Company, Ltd.*	2,260,900	1,458,677
Electronic Equipment & Instruments (2.4%)
Delta Electronics, Inc.	145,270	491,904
Hon Hai Precision Industry Company, Ltd.	456,395	2,812,980
InnoLux Display Corp.	298,227	994,216
		4,299,100
Food Products (0.9%)
Uni-President Enterprises Corp.	1,276,770	1,703,697
Industrial Conglomerates (0.5%)
Far Eastern Textile, Ltd.	752,000	874,098
Insurance (0.5%)
Cathay Financial Holding Company, Ltd.	408,043	843,115
Metals & Mining (0.6%)
China Steel Corp.	790,559	1,051,656
Semiconductor Equipment & Products (1.6%)
MediaTek, Inc.	86,000	1,102,335
Taiwan Semiconductor Manufacturing Company, Ltd.	928,596	1,760,606
		2,862,941
TOTAL TAIWAN		17,612,134

See Accompanying Notes to Financial Statements.
15

Credit Suisse Trust — Emerging Markets Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Thailand (1.3%)
Banks (0.7%)
Kasikornbank Public Company, Ltd.	295,000	$758,930
Siam City Bank Public Company, Ltd.	987,100	436,115
		1,195,045
Construction & Engineering (0.6%)
Italian - Thai Development Public Company, Ltd.*	4,500,000	1,084,485
TOTAL THAILAND		2,279,530
Turkey (2.4%)
Banks (1.4%)
Turkiye Garanti Bankasi AS	170,233	1,519,062
Turkiye Is Bankasi Series C	147,000	918,240
		2,437,302
Commercial Services & Supplies (0.4%)
TAV Havalimanlari Holding AS*	83,250	758,220
Wireless Telecommunication Services (0.6%)
Turkcell Iletisim Hizmetleri AS§	102,800	1,129,124
TOTAL TURKEY		4,324,646
Zambia (0.5%)
Metals & Mining (0.5%)
First Quantum Minerals, Ltd.	11,000	948,143
TOTAL ZAMBIA		948,143
TOTAL COMMON STOCKS (Cost $101,508,034)		162,894,415
PREFERRED STOCKS (8.0%)
Brazil (8.0%)
Banks (1.4%)
Banco Bradesco SA	34,300	1,097,407
Banco Itau Holding Financeira SA	59,600	1,523,483
		2,620,890
Beverages (0.4%)
Companhia de Bebidas das Americas ADR§	10,200	724,506
Diversified Telecommunication Services (1.0%)
Telemar Norte Leste SA Class A	24,600	946,685
Telesp - Telecomunicacoes de Sao Paulo SA	32,400	822,742
		1,769,427
Industrial Conglomerates (0.6%)
Bradespar SA	39,600	1,058,966
Itausa - Investimentos Itau SA	2,027	13,381
		1,072,347

See Accompanying Notes to Financial Statements.
16

Credit Suisse Trust — Emerging Markets Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
PREFERRED STOCKS
Brazil
Metals & Mining (1.9%)
Companhia Vale do Rio Doce ADR	119,800	$3,352,004
Oil & Gas (2.0%)
Petroleo Brasileiro SA - Petrobras ADR	30,800	3,549,392
Road & Rail (0.7%)
ALL America Latina Logistica	96,000	1,242,607
TOTAL PREFERRED STOCKS (Cost $4,288,844)		14,331,173
RIGHTS (0.0%)
Brazil (0.0%)
Food Products (0.0%)
Cosan SA Industria e Comercio, strike price BRL 21.00, expires 01/07/08	11,851	—
TOTAL BRAZIL		—
Thailand (0.0%)
Diversified Telecommunication Services (0.0%)
True Corporation Public Company, Ltd. strike price THB 20.60, expires 04/03/08^	50,021	—
TOTAL THAILAND		—
TOTAL RIGHTS (Cost $0)		—
SHORT-TERM INVESTMENTS (9.7%)
State Street Navigator Prime Portfolio§§	14,984,938	14,984,938
	Par (000)
State Street Bank and Trust Co. Euro Time Deposit, 3.100%, 1/02/08	$2,534	2,534,000
TOTAL SHORT-TERM INVESTMENTS (Cost $17,518,938)		17,518,938
TOTAL INVESTMENTS AT VALUE (108.3%) (Cost $123,315,816)		194,744,526
LIABILITIES IN EXCESS OF OTHER ASSETS (-8.3%)		(14,927,872)
NET ASSETS (100.0%)		$179,816,654

INVESTMENT ABBREVIATIONS

ADR = American Depositary Receipt

BDR = Brazilian Depositary Receipt

GDR = Global Depositary Receipt

*  Non-income producing security.

‡  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2007, these securities amounted to a value of $2,117,300 or 1.2% of net assets.

^  Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.
17

Credit Suisse Trust — Emerging Markets Portfolio
Statement of Assets and Liabilities
December 31, 2007

Assets
Investments at value, including collateral for securities on loan of $14,984,938 (Cost $123,315,816) (Note 2)	$194,744,526[1]
Cash	897
Foreign currency at value (cost $180,084)	180,627
Dividend and interest receivable	276,432
Receivable for portfolio shares sold	232,847
Prepaid expenses and other assets	17,785
Total Assets	195,453,114
Liabilities
Advisory fee payable (Note 3)	190,041
Administrative services fee payable (Note 3)	18,169
Payable upon return of securities loaned (Note 2)	14,984,938
Payable for portfolio shares redeemed	244,860
Deferred foreign tax liability (Note 2)	106,971
Trustees' fee payable	804
Other accrued expenses payable	90,677
Total Liabilities	15,636,460
Net Assets
Capital stock, $0.001 par value (Note 6)	7,627
Paid-in capital (Note 6)	50,465,009
Undistributed net investment income	1,201,133
Accumulated net realized gain from investments and foreign currency transactions	56,816,943
Net unrealized appreciation from investments and foreign currency translations	71,325,942
Net Assets	$179,816,654
Shares outstanding	7,626,907
Net asset value, offering price, and redemption price per share	$23.58

1  Including $14,273,298 of securities on loan.

See Accompanying Notes to Financial Statements.
18

Credit Suisse Trust — Emerging Markets Portfolio
Statement of Operations
For the Year Ended December 31, 2007

Investment Income (Note 2)
Dividends	$4,450,440
Interest	167,200
Securities lending	112,501
Foreign taxes withheld	(471,330)
Total investment income	4,258,811
Expenses
Investment advisory fees (Note 3)	2,183,988
Administrative services fees (Note 3)	228,182
Custodian fees	184,046
Interest expense (Note 4)	36,232
Audit and tax fees	34,652
Trustees' fees	19,852
Legal fees	15,931
Printing fees (Note 3)	14,657
Insurance expense	8,111
Transfer agent fees	4,931
Commitment fees (Note 4)	4,363
Miscellaneous expense	28,095
Total expenses	2,763,040
Less: fees waived (Note 3)	(293,555)
Net expenses	2,469,485
Net investment income	1,789,326
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized gain from investments (net of Foreign Capital Gain Tax $64,182)	57,931,762
Net realized loss from foreign currency transactions	(394,205)
Net change in unrealized appreciation (depreciation) from investments	(14,167,971)
Net change in unrealized appreciation (depreciation) from foreign currency translations	137,608
Net realized and unrealized gain from investments and foreign currency related items	43,507,194
Net increase in net assets resulting from operations	$45,296,520

See Accompanying Notes to Financial Statements.
19

Credit Suisse Trust — Emerging Markets Portfolio
Statements of Changes in Net Assets

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
From Operations
Net investment income	$1,789,326	$2,384,682
Net realized gain from investments and foreign currency transactions	57,537,557	24,141,498
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	(14,030,363)	32,665,333
Net increase in net assets resulting from operations	45,296,520	59,191,513
From Dividends and Distributions
Dividends from net investment income	(2,363,281)	(1,180,743)
Distributions from net realized gains	(24,399,983)	(2,900,006)
Net decrease in net assets resulting from dividends and distributions	(26,763,264)	(4,080,749)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	40,554,090	53,674,806
Reinvestment of dividends and distributions	26,763,264	4,080,749
Net asset value of shares redeemed	(148,352,555)	(56,737,879)
Net increase (decrease) in net assets from capital share transactions	(81,035,201)	1,017,676
Net increase (decrease) in net assets	(62,501,945)	56,128,440
Net Assets
Beginning of year	242,318,599	186,190,159
End of year	$179,816,654	$242,318,599
Undistributed net investment income	$1,201,133	$1,830,087

See Accompanying Notes to Financial Statements.
20

Credit Suisse Trust — Emerging Markets Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Year)

	For The Year Ended December 31,
	2007	2006	2005	2004	2003
Per share data
Net asset value, beginning of year	$21.85	$16.82	$13.25	$10.63	$7.44
INVESTMENT OPERATIONS
Net investment income	0.37	0.21	0.14	0.12	0.07
Net gain on investments and foreign currency related items (both realized and unrealized)	5.58	5.19	3.53	2.53	3.12
Total from investment operations	5.95	5.40	3.67	2.65	3.19
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.37)	(0.11)	(0.10)	(0.03)	—
Distributions from net realized gains	(3.85)	(0.26)	—	—	—
Total dividends and distributions	(4.22)	(0.37)	(0.10)	(0.03)	—
Net asset value, end of year	$23.58	$21.85	$16.82	$13.25	$10.63
Total return[1]	29.44%	32.51%	27.84%	25.02%	42.88%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$179,817	$242,319	$186,190	$115,224	$73,782
Ratio of expenses to average net assets	1.30%	1.36%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets	0.94%	1.11%	1.11%	1.21%	0.94%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.15%	0.23%	0.25%	0.29%	0.41%
Portfolio turnover rate	62%	80%	77%	121%	167%

1  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

See Accompanying Notes to Financial Statements.
21

Credit Suisse Trust — Emerging Markets Portfolio
Notes to Financial Statements
December 31, 2007

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers eight managed investment portfolios of which one, the Emerging Markets Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks long-term growth of capital. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of The Commonwealth of Massachusetts as a business trust on March 15, 1995.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed,

22

Credit Suisse Trust — Emerging Markets Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 2. Significant Accounting Policies

the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

B) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and

23

Credit Suisse Trust — Emerging Markets Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 2. Significant Accounting Policies

disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FORWARD FOREIGN CURRENCY CONTRACTS — The Portfolio may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At December 31, 2007, the Portfolio had no open forward foreign currency contracts.

I) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2007, total earnings from the

24

Credit Suisse Trust — Emerging Markets Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 2. Significant Accounting Policies

Portfolio's investment in cash collateral received in connection with securities lending arrangements was $1,087,311, of which $949,060 was rebated to borrowers (brokers). The Portfolio retained $112,501 in income from the cash collateral investment, and SSB, as lending agent, was paid $25,750. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

J) OTHER — The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

The Portfolio's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Portfolio to operational and other risks as well. Some countries may have restrictions that could limit the Portfolio's access to attractive investment opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Portfolio to increased volatility or substantial declines in value.

The Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income is earned or gains are realized.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. Effective October 1, 2006, the Portfolio pays Credit Suisse for its advisory services a fee that consists of two components: (1) a monthly base management fee calculated by applying a fixed rate of 1.20% ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable

25

Credit Suisse Trust — Emerging Markets Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 3. Transactions with Affiliates and Related Parties

rate of up to 0.20% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period. The performance measurement period will generally be 36 months. During the period from October 1, 2006 through September 30, 2007, only the Base Fee applied to the Portfolio. The fee adjustment went into effect on October 1, 2007. After 12 months have passed, the measurement period will be equal to the number of months that have elapsed since October 1, 2006 until 36 months has passed, after which the measurement period will become 36 months. The Base Fee is calculated and accrued daily. The Performance Adjustment is accrued and calculated daily. The investment advisory fee is paid monthly in arrears. No Performance Adjustment will be applied unless the difference between the Portfolio's investment performance and the investment record of the MSCI Emerging Markets Free Index, the Portfolio's benchmark index (the "Index"), is 1.00% or greater (plus or minus) during the applicable performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the relevant month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). The investment performance of the Portfolio for the performance measurement period is used to calculate the Portfolio's Performance Adjustment. After Credit Suisse determines whether the Portfolio's performance was above or below the Index by comparing the investment performance of the Portfolio against the investment record of the Index, Credit Suisse will apply the Performance Adjustment (positive or negative) across the Portfolio.

The following table shows the structure of the Performance Adjustment. No Performance Adjustment will be applied unless the difference between the Portfolio's investment performance and the investment record of the Index is 1.00% or greater (plus or minus) during the applicable performance measurement period.

	Annualized Return (Net of Expenses) Relative to Index	Performance Adjustment
	Over 2.00%	+0.20%
	1.00% to 2.00%	+0.10%
Base Fee plus/minus	0.00% to 1.00%	None
	0.00% to -1.00%	None
	-1.00% to -2.00%	-0.10%
	Over -2.00%	-0.20%

For the year ended December 31, 2007, investment advisory fees earned and voluntarily waived were $2,283,972 and $293,555, respectively, less a

26

Credit Suisse Trust — Emerging Markets Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 3. Transactions with Affiliates and Related Parties

performance fee adjustment of $99,984. Credit Suisse will not recapture from the Portfolio any fees it waived during the fiscal year ended December 31, 2007. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at anytime.

Credit Suisse Asset Management Limited ("Credit Suisse U.K.") and Credit Suisse Asset Management Limited ("Credit Suisse Australia"), affiliates of Credit Suisse, are sub-investment advisers to the Portfolio (the "Sub-Advisers"). Credit Suisse U.K's and Credit Suisse Australia's sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net investment advisory fee and are not paid by the Portfolio.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Portfolio's average daily net assets. For the year ended December 31, 2007, co-administrative services fees earned by CSAMSI were $171,298.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2007, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $56,884.

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2007, Merrill was paid $15,406 for its services to the Portfolio.

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which

27

Credit Suisse Trust — Emerging Markets Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 4. Line of Credit

is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2007, the Portfolio had no loans outstanding under the Credit Facility. During the year ended December 31, 2007, the Portfolio had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate%	Maximum Daily Loan Outstanding
$4,708,458	5.771%	$17,247,000

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2007, purchases and sales of investment securities (excluding short-term investments) were $115,350,106 and $212,287,476, respectively.

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Shares sold	1,735,883	2,834,504
Shares issued in reinvestment of dividends and distributions	1,264,207	225,705
Shares redeemed	(6,461,658)	(3,040,925)
Net increase (decrease)	(3,461,568)	19,284

On December 31, 2007, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
4	94%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

28

Credit Suisse Trust — Emerging Markets Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 7. Federal Income Taxes

The tax characteristics of dividends and distributions paid during the years ended December 31, 2007, and 2006, respectively, by the Portfolio were as follows:

Ordinary Income		Long-Term Capital Gain
2007	2006	2007	2006
$10,113,031	$1,930,716	$16,650,233	$2,150,033

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/ tax differences. These differences are primarily due to losses deferred on wash sales, post-October loss deferrals and the mark-to-market income from Passive Foreign Investment Companies.

At December 31, 2007, the components of distributable earnings on a tax basis for the Portfolio were as follows:

Undistributed net investment income	$18,662,054
Accumulated net realized gains	40,633,293
Unrealized appreciation	70,058,486
Deferral of Post – October currency losses	(9,815)
$129,344,018

Under current tax law, certain currency losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2007, the Portfolio elected to defer net losses arising between November 1, 2007 and December 31, 2007 as follows:

Currency
$(9,815)

At December 31, 2007, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having and excess of cost over value and the net unrealized appreciation from investments were $124,583,273, $72,876,174, $(2,714,921) and $70,161,253, respectively.

At December 31, 2007, the Portfolio reclassified $54,999 from undistributed net investment income to accumulated net realized gain from investments, to adjust for current year permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions, realized capital gains tax and the sale of Passive Foreign Investment Companies. Net assets were not affected by these reclassifications.

29

Credit Suisse Trust — Emerging Markets Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. During the period ended December 31, 2007, Management has adopted FIN 48. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required in subsequent reports.

30

Credit Suisse Trust — Emerging Markets Portfolio
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Trust and Shareholders of
Credit Suisse Trust — Emerging Markets Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 25, 2008

31

Credit Suisse Trust — Emerging Markets Portfolio
Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory and Sub-Advisory Agreements, the Board of Trustees, including the Independent Trustees, at a meeting held on November 13 and 14, 2007, considered the following factors with respect to the Emerging Markets Portfolio (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the current contractual advisory fee with a base rate of 1.20% for the Portfolio plus a variable performance adjustment fee based upon the Portfolio's performance relative to its benchmark during a performance adjustment period ("Contractual Advisory Fee"), in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse") or Credit Suisse Asset Management Limited ("Credit Suisse U.K.") and Credit Suisse Asset Management Limited ("Credit Suisse Australia"). The Board also reviewed and considered the fee waivers and/or expense reimbursement arrangements currently in place for the Portfolio and considered the actual fee rate of 1.00% paid by the Portfolio after taking waivers and reimbursements into account ("Net Advisory Fee"). The Board acknowledged that voluntary fee waivers and expense reimbursements could be discontinued at any time. The Board noted that the compensation paid to Credit Suisse U.K. and Credit Suisse Australia (collectively, the "Sub-Advisers") does not increase the fees or expenses otherwise incurred by the Portfolio's shareholders.

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee, Net Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds (the "Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory and

Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement and by the Sub-Advisers under the Sub-Advisory Agreements. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse and the Sub-Advisers. The Board reviewed background information about Credit Suisse and the Sub-Advisers, including their respective Forms ADV. The Board considered the background and experience of both Credit Suisse's and the

32

Credit Suisse Trust — Emerging Markets Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

Sub-Advisers' senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse and the Sub-Advisers. With respect to the Sub-Advisers, the Board also considered their expertise in managing the types of global investments that the Portfolio utilizes in its investment strategy. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

In approving the Sub-Advisory Agreements, the Board also considered the benefits of retaining Credit Suisse's United Kingdom and Australian affiliates given the increased complexity of the domestic and international securities markets, specifically that retention of Credit Suisse U.K. and Credit Suisse Australia expands the universe of companies and countries from which investment opportunities could be sought and enhances the ability of the Portfolio to obtain the best price and execution on trades in international markets.

Portfolio Performance

The Board received and considered the performance results of the Portfolio, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including any fee waivers or fee caps, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the

33

Credit Suisse Trust — Emerging Markets Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse, the Sub-Advisers and their affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Portfolio, administrative and brokerage relationships with affiliates of Credit Suisse and the Sub-Advisers and benefits potentially derived from an increase in Credit Suisse's and the Sub-Advisers' businesses as a result of their relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse, the Sub-Advisers and their affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's and the Sub-Advisers' method for allocating portfolio investment opportunities among their advisory clients.

Conclusions

In selecting Credit Suisse and the Sub-Advisers, and approving the Advisory Agreement and the investment advisory fee under such agreement and the Sub-Advisory Agreements, the Board concluded that:

•  The Board noted that while the Contractual Advisory Fee was above the median for the Expense Group, the net total expenses were below the median.

•  The Board was aware that the Portfolio's performance was below most funds in the Performance Group and the Performance Universe for all periods reviewed. The Board noted that the performance-based fee adjustment, which went into effect in October 2007, had been adopted to more closely align Credit Suisse's interests with the interests of the Portfolio's shareholders, which could results in improved investment performance over time for the benefit of all shareholders. The Board would continue to monitor steps taken by Credit Suisse to improve performance.

34

Credit Suisse Trust — Emerging Markets Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

•  Aside from performance (as described above), the Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse and the Sub-Advisers and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement and by the Sub-Advisers under the Sub-Advisory Agreements are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio and willingness to waive fees and expenses, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the amount of the net total expenses, the Portfolio's current fee structure was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement and the Sub-Advisory Agreements. The Independent Trustees were advised by separate independent legal counsel throughout the process.

35

Credit Suisse Trust — Emerging Markets Portfolio
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	35	Director of
Epoch Holding
Corporation (an
investment
management
and investment
advisory
services
company);
Director of The
Adams Express
Company
(a closed-end investment
company);
Director of
Petroleum and
Resources
Corporation
(a closed-end
investment
					company).

Jeffrey E. Garten[2] Box 208200 New Haven, Connecticut 06520-8200 (1946)	Trustee, Nominating and Audit Committee Member	Since 1998	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	28	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Alcan, Inc. (smelting and refining of nonferrous metals company).

1   Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

2   Mr. Garten was initially appointed as a Trustee of the Trust on February 6, 1998. He resigned as Trustee on February 3, 2000 and was subsequently reappointed on December 21, 2000.

36

Credit Suisse Trust — Emerging Markets Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Peter F. Krogh SFS/ICC 702 Georgetown University Washington, DC 20057 (1937)	Trustee, Nominating and Audit Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	28	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Nominating Committee Chairman and Audit Committee Member	Trustee since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	35	Director of
iCAD, Inc.
(surgical and
medical
instruments and
apparatus
company);
Director of
Presstek, Inc.
(digital imaging
technologies
company);
Director of
Wood
Resources, LLC.
(plywood
manufacturing
					company).

Interested Trustee

Michael E. Kenneally[3] c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1954)	Trustee	Since 2004	Chairman and Global Chief Executive Officer of Credit Suisse from March 2003 to July 2005; Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003.	28	None

3   Mr. Kenneally is a Trustee who is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he was an officer of Credit Suisse within the last two fiscal years.

37

Credit Suisse Trust — Emerging Markets Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Lawrence D. Haber c/o Credit Suisse Asset Management, LLC. Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1951)	Chief Executive Officer and President	Since 2007	Managing Director and Chief Operating Officer of Credit Suisse; Member of Credit Suisse's Management Committee; Chief Financial Officer of Merrill Lynch Investment Managers from 1997 to 2003.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1965)	Treasurer	Since 2006	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

38

Credit Suisse Trust — Emerging Markets Portfolio
December 31, 2007 (unaudited)

Important Tax Information for Corporate Shareholders

Corporate Shareholders should note for the year ended December 31, 2007, the percentage of the Portfolio's investment income (i.e., net investment income plus short-term capital gains) that qualified for the intercorporate dividends received deduction is 0%.

Important Tax Information for Shareholders

During the year ended December 31, 2007, the Portfolio declared $16,650,233 in dividends that were designated as long-term capital gains dividends.

39

Credit Suisse Trust — Emerging Markets Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

40

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TREMK-AR-1207

CREDIT SUISSE FUNDS

Annual Report

December 31, 2007

CREDIT SUISSE TRUST
■  GLOBAL SMALL CAP PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2007; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Global Small Cap Portfolio
Annual Investment Adviser's Report
December 31, 2007 (unaudited)

January 28, 2008

Dear Shareholder:

For the twelve months ended December 31, 2007, Credit Suisse Trust — Global Small Cap Portfolio (the "Portfolio") had a loss of -4.02%, versus an increase of 1.13% for the Morgan Stanley Capital International World Small Cap Index.1

Market Review: China remains the global growth engine

For the year ended December 31, 2007, global growth has remained robust as China continues to act as the growth engine within the Asian markets. In the United States, rising global demand and elevated commodity prices boosted the energy and materials sectors to post the highest returns within the large cap sector of 32.4% and 20%, respectively. Additionally, U.S. real Gross Domestic Product — driven by consumer demand and solid growth in the manufacturing and service sectors — is forecast to grow at around 2% for 2007 in spite of the exceptionally weak start to the year.

Growth within the Euro region appears to have decelerated with export growth showing signs of slowing, probably due to the strength of the Euro. China has tightened monetary policy while the Federal Reserve (Fed) has cut interest rates by 1.0% to 4.25%. The European Central Bank has raised rates by 0.25% on four occasions taking official rates to 4%, but they have remained on hold since June. In February, the Bank of Japan (BoJ) tightened for the second time in this current cycle to 0.5%.

The U.S. dollar declined against a broad index of world currencies and oil rose to record levels, surpassing the $100 intraday on January 2, 2008.

Strategic Review and Market Outlook: Economic growth in emerging markets remains robust

Internationally, the leading contributors to performance came from healthcare, industrials, and information technology. Domestically, the leading positive relative contributors to performance came from stock selection in materials, healthcare, and consumer discretionary. Conversely, on a global basis, the largest detractors to performance came from consumer discretionary, financials and materials. Domestically, the largest detractors to performance came primarily from stock selection within the industrials, followed closely by information technology and energy.

Globally, we have adopted a reasonably defensive stance for the UK and continental Europe in light of the uncertain economic outlook. This includes significant healthcare exposure through holdings such as Getinge (2.05% of the portfolio's net assets as of December 31). In Japan, we are focused on companies

Credit Suisse Trust — Global Small Cap Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

such as infrastructure-related firms that are set to grow in the expanding emerging markets, as well as companies that supply internationally competitive products. We also focus on companies such as those involved in the environment, energy conservation, medicine and healthcare, or ubiquitous services as we believe these sectors are less susceptible to economic fallout.

In the United States, we believe growth stocks could continue to outperform their value counterparts in 2008. We expect companies with solid growth prospects and strong operating results momentum to lead the market, and believe that companies fitting attractive valuation profiles will make a moderate comeback in the coming quarters. From a sector perspective, we are favorable toward the healthcare, energy, commercial services, and consumer staples groups. Conversely, the unsettled credit market and risks of further impact from mortgage losses leads us to underweight financial and consumer discretionary industries.

Overall, the economic outlook appears to be more uncertain than at any time in the past 5 years amid fears that the slowdown in the U.S. and the impact of the credit crisis will have major implications for the UK and Europe. Amid the general uncertainty, investors have become far more risk averse. This could potentially have major implications for less liquid asset classes — such as small cap equities. However, economic growth in emerging markets remains robust and the strength in these markets is compensating for the weakness in more established economies such as the United States. Against this backdrop we remain reasonably optimistic on the outlook for small cap equities.

In this context, we believe there are good opportunities for growth in niche markets — especially in Europe — as there are companies that have excellent positions in their respective fields of activity with a bias to exports in either Eastern Europe or the Asian markets. Furthermore, the convergence into a single European market has maintained its positive effect as the intra-European trade increases. This makes the region more robust against slower economic growth in the United States.

The outlook for the UK economy appears mixed. While most small cap companies continue to report healthy levels of profitability, there are fears that the impact of rising interest rates is now having a delayed effect on UK consumer spending. Further, although the UK Government has prudently scaled back its GDP growth expectations for 2008, it remains too early to say what, if any, impact the U.S. sub-prime crisis will have on UK financial institutions and the general availability of credit. In view of the uncertain outlook, the UK proportion of the fund is relatively defensive. It is also worth noting that the present volatility in the UK equity markets has the advantage of offering some attractive buying opportunities in the small cap arena.

Credit Suisse Trust — Global Small Cap Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

While the financial markets are likely to remain nervous globally, decoupling in the global economy continues and economic growth in BRICs (Brazil, Russia, India and China) has become more organic. This affects the Fund through Japan as small cap market valuations there have reached about the same level as those associated with major markets in the United States and Europe — historically very low levels by Japanese standards. Therefore, solid movement will be expected over the medium and long terms.

In the United States, we expect housing markets may remain weak through the first half of 2008. Additionally, expectations for U.S. stock market volatility, as measured by the VIX Index, are for levels above historical averages. We also expect the pace of mergers and acquisitions by private equity firms will not reach the level seen in the first half of 2007, as the availability of debt financing has lessened significantly.

Sincerely,

James Chapman
Jordan Low
Eric Leng
Todd Jablonski

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. Because of the nature of the Portfolio's investments in start-up and other small companies and certain aggressive strategies it may use, an investment in the Portfolio may be more volatile and less liquid than investments in larger companies and may not be appropriate for all investors.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

Credit Suisse Trust — Global Small Cap Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — Global Small Cap Portfolio1 and the
MSCI World Small Cap Index2 for Ten Years.

Credit Suisse Trust — Global Small Cap Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Average Annual Returns as of December 31, 20071

1 Year	5 Years	10 Years	Since Inception[3]
(4.02)%	17.08%	3.85%	4.35%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Morgan Stanley Capital International World Small Cap Index is an unmanaged broad-based index comprised of small cap companies from 23 developed markets. Index returns are price only and do not reflect the reinvestment of dividends. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

3  Inception date 9/30/96.

Credit Suisse Trust — Global Small Cap Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2007.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Trust — Global Small Cap Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended December 31, 2007

Actual Portfolio Return
Beginning Account Value 7/1/07	$1,000.00
Ending Account Value 12/31/07	$901.40
Expenses Paid per $1,000*	$6.42
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/07	$1,000.00
Ending Account Value 12/31/07	$1,018.45
Expenses Paid per $1,000*	$6.82
Annualized Expense Ratios*	1.34%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

Credit Suisse Trust — Global Small Cap Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Credit Suisse Trust — Global Small Cap Portfolio
Schedule of Investments
December 31, 2007

	Number of Shares	Value
COMMON STOCKS (98.1%)
Australia (6.9%)
Banks (1.0%)
Bendigo Bank, Ltd.§	67,000	$864,319
Commercial Services & Supplies (0.4%)
Iress Market Technology, Ltd.§	55,000	382,833
Diversified Financials (3.1%)
Austbrokers Holdings, Ltd.	312,000	1,250,330
Australian Infrastructure Fund§	256,000	693,237
Mortgage Choice, Ltd.§	395,000	746,309
		2,689,876
Machinery (0.4%)
Emeco Holdings, Ltd.§	329,000	306,490
Media (1.3%)
Seven Network, Ltd.§	67,000	747,877
STW Communications Group, Ltd.§	205,000	420,387
		1,168,264
Transportation Infrastructure (0.7%)
Babcock & Brown Infrastructure Group	419,192	585,526
TOTAL AUSTRALIA		5,997,308
Bermuda (0.7%)
Insurance (0.4%)
Argo Group International Holdings, Ltd.*	2,200	92,686
IPC Holdings, Ltd.§	2,000	57,740
Max Capital Group, Ltd.	5,300	148,347
Platinum Underwriters Holdings, Ltd.	1,600	56,896
		355,669
Internet & Catalog Retail (0.1%)
Global Sources, Ltd.§	3,960	111,751
Marine (0.2%)
Golar LNG, Ltd.§	3,200	70,784
TBS International, Ltd. Class A*§	1,700	56,202
		126,986
TOTAL BERMUDA		594,406
Cayman Islands (0.1%)
Food Products (0.1%)
Fresh Del Monte Produce, Inc.*	1,600	53,728
TOTAL CAYMAN ISLANDS		53,728
China (1.4%)
Communications Equipment (1.4%)
ZTE Corp. Series H§	237,550	1,263,065
TOTAL CHINA		1,263,065

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Denmark (1.2%)
Household Durables (1.2%)
Bang & Olufsen AS B Shares§	11,600	$1,084,123
TOTAL DENMARK		1,084,123
Finland (0.4%)
Communications Equipment (0.4%)
Elcoteq SE§	54,150	321,404
TOTAL FINLAND		321,404
France (1.0%)
Real Estate (1.0%)
Nexity	19,491	891,307
TOTAL FRANCE		891,307
Germany (9.8%)
Building Products (1.4%)
Pfleiderer AG§	57,300	1,186,470
Commercial Services & Supplies (1.3%)
CeWe Color Holding AG	28,500	1,121,525
Healthcare Providers & Services (1.6%)
Rhoen-Klinikum AG	43,050	1,355,987
Machinery (2.5%)
KUKA AG*§	58,000	2,206,985
Real Estate (0.7%)
Vivacon AG§	35,000	657,501
Specialty Retail (2.3%)
Fielmann AG	30,600	1,996,944
TOTAL GERMANY		8,525,412
Japan (16.3%)
Auto Components (2.3%)
NHK Spring Company, Ltd.	96,000	876,257
Nippon Seiki Company, Ltd.	50,000	1,091,704
		1,967,961
Chemicals (3.4%)
Kuraray Company, Ltd.	100,500	1,212,464
Nippon Shokubai Company, Ltd.	71,000	680,320
Teijin, Ltd.	251,850	1,073,364
		2,966,148
Commercial Services & Supplies (0.1%)
Take and Give Needs Company, Ltd.§	895	125,778
Communications Equipment (0.7%)
Epson Toyocom Corp.	153,000	645,549

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Japan
Computers & Peripherals (0.9%)
Melco Holdings, Inc.§	51,300	$801,141
Distributor (0.4%)
Happinet Corp.	21,100	307,309
Diversified Financials (0.9%)
Asset Managers Company, Ltd.	440	511,974
OMC Card, Inc.§	87,100	297,189
		809,163
Electrical Equipment (1.3%)
Hitachi Cable, Ltd.	187,000	1,103,503
Food Products (0.8%)
Mitsui Sugar Company, Ltd.	199,000	705,588
Hotels, Restaurants & Leisure (0.7%)
Round One Corp.	309	612,408
Internet & Catalog Retail (0.4%)
Belluna Company, Ltd.§	50,200	349,372
Internet Software & Services (1.4%)
ACCA Networks Company, Ltd.§	206	308,877
SBI Holdings, Inc.	3,375	907,504
		1,216,381
Machinery (1.0%)
Sodick Company, Ltd.	159,800	841,929
Media (1.3%)
Kadokawa Group Holdings, Inc.§	38,000	1,091,709
Specialty Retail (0.7%)
Village Vanguard Company, Ltd.	109	583,341
TOTAL JAPAN		14,127,280
Netherlands (3.0%)
Electronic Equipment & Instruments (1.2%)
Gemalto NV*§	34,200	1,075,242
Semiconductor Equipment & Products (1.5%)
ASM International NV	53,120	1,302,278
Software (0.3%)
Tele Atlas NV*§	6,744	278,481
TOTAL NETHERLANDS		2,656,001
Norway (3.0%)
Electronic Equipment & Instruments (1.6%)
Tandberg ASA	66,172	1,366,290
Machinery (1.4%)
Tomra Systems ASA§	172,000	1,210,773
TOTAL NORWAY		2,577,063

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Panama (0.1%)
Banks (0.1%)
Banco Latinoamericano de Exportaciones SA	2,900	$47,299
TOTAL PANAMA		47,299
Puerto Rico (0.1%)
Banks (0.1%)
First Bancorp.	10,400	75,816
Santander Bancorp	2,800	24,248
TOTAL PUERTO RICO		100,064
Sweden (4.1%)
Commercial Services & Supplies (0.7%)
Cision AB*§	216,000	569,220
Healthcare Equipment & Supplies (2.0%)
Getinge AB Class B	66,664	1,782,244
Machinery (1.4%)
Alfa Laval AB	21,652	1,215,748
TOTAL SWEDEN		3,567,212
Switzerland (1.3%)
Machinery (1.3%)
Georg Fischer AG*	1,865	1,147,440
TOTAL SWITZERLAND		1,147,440
United Kingdom (10.7%)
Commercial Services & Supplies (3.4%)
Michael Page International PLC	135,000	768,580
Serco Group PLC	240,000	2,209,068
		2,977,648
Diversified Financials (0.7%)
Melrose PLC	189,680	594,982
Industrial Conglomerates (3.7%)
Intertek Group PLC	100,000	1,974,168
Synergy Healthcare PLC	81,215	1,272,051
		3,246,219
Insurance (0.9%)
Amlin PLC	115,555	682,448
Amlin PLC, Class B	130,000	57,966
		740,414
Road & Rail (2.0%)
Arriva PLC	110,000	1,712,644
TOTAL UNITED KINGDOM		9,271,907

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
United States (38.0%)
Aerospace & Defense (0.7%)
Cubic Corp.	4,400	$172,480
Curtiss-Wright Corp.§	8,000	401,600
		574,080
Airlines (0.0%)
Alaska Air Group, Inc.*§	800	20,008
Auto Components (0.5%)
American Axle & Manufacturing Holdings, Inc.§	7,500	139,650
Cooper Tire & Rubber Co.	11,100	184,038
Lear Corp.*	3,900	107,874
		431,562
Banks (1.5%)
1st Source Corp.§	1,000	17,310
AMCORE Financial, Inc.§	1,800	40,860
Anchor Bancorp Wisconsin, Inc.§	1,300	30,576
BancFirst Corp.§	800	34,280
Bank of the Ozarks, Inc.	900	23,580
BankUnited Financial Corp. Class A§	2,500	17,250
Cathay General Bancorp§	2,400	63,576
Central Pacific Financial Corp.§	3,900	71,994
Chemical Financial Corp.§	800	19,032
Citizens Republic Bancorp, Inc.§	6,700	97,217
Community Trust Bancorp, Inc.	600	16,518
Corus Bankshares, Inc.§	2,600	27,742
Downey Financial Corp.§	800	24,888
East West Bancorp, Inc.§	3,600	87,228
First Community Bancorp§	2,200	90,728
FirstFed Financial Corp.*§	2,200	78,804
Hanmi Financial Corp.§	6,800	58,616
Pacific Capital Bancorp§	1,800	36,234
Prosperity Bancshares, Inc.§	2,700	79,353
Sterling Financial Corp.§	5,500	92,345
Sterling Financial Corp.	1,000	16,420
SVB Financial Group*§	2,700	136,080
Umpqua Holdings Corp.§	5,300	81,302
United Community Banks, Inc.§	3,500	55,300
		1,297,233
Beverages (0.1%)
Boston Beer Company, Inc. Class A*§	2,100	79,065

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
United States
Biotechnology (3.0%)
Acorda Therapeutics, Inc.*§	3,800	$83,448
Alexion Pharmaceuticals, Inc.*§	1,000	75,030
BioMarin Pharmaceutical, Inc.*§	8,600	304,440
Cubist Pharmaceuticals, Inc.*§	7,600	155,876
IDEXX Laboratories, Inc.*	3,200	187,616
Isis Pharmaceuticals, Inc.*§	9,400	148,050
LifeCell Corp.*§	3,500	150,885
Myriad Genetics, Inc.*§	3,200	148,544
Onyx Pharmaceuticals, Inc.*§	4,900	272,538
OSI Pharmaceuticals, Inc.*§	1,500	72,765
Pharmanet Development Group, Inc.*§	4,900	192,129
Regeneron Pharmaceuticals, Inc.*§	4,100	99,015
Savient Pharmaceuticals, Inc.*§	9,200	211,324
Seattle Genetics, Inc.*§	6,800	77,520
United Therapeutics Corp.*	2,000	195,300
ViroPharma, Inc.*§	24,900	197,706
		2,572,186
Building Products (0.1%)
Lennox International, Inc.§	2,000	82,840
Chemicals (1.7%)
Calgon Carbon Corp.*§	5,100	81,039
CF Industries Holdings, Inc.	6,200	682,372
Minerals Technologies, Inc.§	1,400	93,730
Olin Corp.§	7,800	150,774
OM Group, Inc.*§	5,200	299,208
W.R. Grace & Co.*	5,500	143,990
		1,451,113
Commercial Services & Supplies (2.6%)
Arbitron, Inc.§	1,400	58,198
Atlas Air Worldwide Holdings, Inc.*§	3,200	173,504
Bally Technologies, Inc.*§	3,800	188,936
Bowne & Company, Inc.§	2,200	38,720
Capella Education Co.*§	2,400	157,104
Clean Harbors, Inc.*§	1,900	98,230
Convergys Corp.*	8,000	131,680
CSG Systems International, Inc.*§	3,300	48,576
Darling International, Inc.*	6,800	78,608
DeVry, Inc.§	3,100	161,076
DynCorp International, Inc. Class A*	7,600	204,288
FTI Consulting, Inc.*§	4,100	252,724
Heidrick & Struggles International, Inc.§	1,500	55,665
Herman Miller, Inc.§	1,200	38,868
Koppers Holdings, Inc.	1,700	73,508
Korn/Ferry International*§	3,200	60,224
Pre-Paid Legal Services, Inc.*§	2,700	149,445
Strayer Education, Inc.§	500	85,290
Tetra Tech, Inc.*§	5,900	126,850
TrueBlue, Inc.*§	3,500	50,680
		2,232,174

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
United States
Commingled Fund (0.4%)
iShares Russell 2000 Index Fund§	4,400	$334,048
Communications Equipment (0.8%)
Arris Group, Inc.*§	2,874	28,680
Atheros Communications*	4,100	125,214
Comtech Telecommunications Corp.*§	3,100	167,431
Emulex Corp.*§	6,500	106,080
Foundry Networks, Inc.*§	4,300	75,336
Ixia*	3,200	30,336
Plantronics, Inc.§	2,400	62,400
ViaSat, Inc.*	2,000	68,860
		664,337
Computers & Peripherals (0.6%)
Hutchinson Technology, Inc.*	4,500	118,440
NCR Corp.*	14,700	368,970
Novatel Wireless, Inc.*§	2,400	38,880
Sigma Designs, Inc.*§	800	44,160
		570,450
Construction & Engineering (0.3%)
Perini Corp.*§	2,200	91,124
Shaw Group, Inc.*§	2,100	126,924
URS Corp.*	103	5,596
		223,644
Containers & Packaging (0.3%)
AptarGroup, Inc.	1,700	69,547
Myers Industries, Inc.	3,600	52,092
Rock-Tenn Co. Class A	2,600	66,066
Silgan Holdings, Inc.§	1,300	67,522
		255,227
Diversified Financials (0.9%)
Advanta Corp. Class B§	2,200	17,754
ASTA Funding, Inc.§	800	21,152
CBIZ, Inc.*§	3,700	36,297
Cohen & Steers, Inc.§	1,100	32,967
GAMCO Investors, Inc. Class A	1,300	89,960
GFI Group, Inc.*§	400	38,288
Greenhill & Company, Inc.§	1,400	93,072
MCG Capital Corp.§	7,600	88,084
Morningstar, Inc.*§	500	38,875
optionsXpress Holdings, Inc.§	3,500	118,370
Texas Capital Bancshares, Inc.*§	1,900	34,675
Walter Industries, Inc.§	5,800	208,394
		817,888

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
United States
Diversified Telecommunication Services (0.3%)
Cincinnati Bell, Inc.*§	19,200	$91,200
PAETEC Holding Corp.*§	2,800	27,300
Premiere Global Services, Inc.*	7,400	109,890
		228,390
Electric Utilities (0.7%)
Black Hills Corp.§	2,800	123,480
El Paso Electric Co.*	10,100	258,257
ITC Holdings Corp.§	2,000	112,840
Ormat Technologies, Inc.§	2,900	159,529
		654,106
Electrical Equipment (0.2%)
Encore Wire Corp.§	3,100	49,352
II-VI, Inc.*	2,800	85,540
Superior Essex, Inc.*§	1,000	24,000
		158,892
Electronic Equipment & Instruments (0.9%)
FLIR Systems, Inc.*§	2,800	87,640
Itron, Inc.*§	1,100	105,567
Littelfuse, Inc.*§	1,700	56,032
Methode Electronics, Inc.	8,100	133,164
MTS Systems Corp.§	800	34,136
Plexus Corp.*	3,600	94,536
Rofin-Sinar Technologies, Inc.*	2,000	96,220
Varian, Inc.*	2,400	156,720
		764,015
Energy Equipment & Services (1.2%)
Atwood Oceanics, Inc.*§	3,900	390,936
Basic Energy Services, Inc.*§	2,800	61,460
Dril-Quip, Inc.*§	2,600	144,716
Global Industries, Ltd.*	3,100	66,402
ION Geophysical Corp*§	5,300	83,634
Lufkin Industries, Inc.§	2,800	160,412
Oil States International, Inc.*§	2,500	85,300
Trico Marine Services, Inc.*§	1,800	66,636
		1,059,496
Food & Drug Retailing (1.7%)
Casey's General Stores, Inc.	3,500	103,635
Central European Distribution Corp.*§	5,200	302,016
Longs Drug Stores Corp.§	2,700	126,900
Nash Finch Co.§	1,900	67,032
Performance Food Group Co.*§	2,600	69,862
Spartan Stores, Inc.§	1,500	34,275
Terra Industries, Inc.*§	15,900	759,384
Winn-Dixie Stores, Inc.*	3,200	53,984
		1,517,088

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
United States
Food Products (0.3%)
Cal-Maine Foods, Inc.§	2,800	$74,284
Chiquita Brands International, Inc.*§	3,300	60,687
Sanderson Farms, Inc.§	3,700	124,986
USANA Health Sciences, Inc.*§	700	25,956
		285,913
Gas Utilities (0.6%)
Energen Corp.	4,000	256,920
New Jersey Resources Corp.§	700	35,014
Northwest Natural Gas Co.§	2,000	97,320
Southwest Gas Corp.	3,300	98,241
		487,495
Healthcare Equipment & Supplies (1.8%)
ArthroCare Corp.*§	2,000	96,100
Haemonetics Corp.*§	1,500	94,530
Hologic, Inc.*§	3,500	240,240
Immucor, Inc.*	5,500	186,945
Meridian Bioscience, Inc.§	3,850	115,808
ResMed, Inc.*§	2,700	141,831
SurModics, Inc.*§	4,200	227,934
Ventana Medical Systems, Inc.*	4,000	348,920
Wright Medical Group, Inc.*§	5,500	160,435
		1,612,743
Healthcare Providers & Services (1.5%)
Air Methods Corp.*§	3,800	188,746
Amedisys, Inc.*§	4,300	208,636
Amerigroup Corp.*	1,100	40,095
AmSurg Corp.*§	4,200	113,652
Kindred Healthcare, Inc.*§	4,900	122,402
Magellan Health Services, Inc.*§	800	37,304
Molina Healthcare, Inc.*§	1,000	38,700
PARAXEL International Corp.*	6,000	289,800
Sunrise Senior Living, Inc.*§	3,600	110,448
Tenet Healthcare Corp.*§	38,700	196,596
		1,346,379
Hotels, Restaurants & Leisure (0.4%)
Buffalo Wild Wings, Inc.*§	1,300	30,186
Chipotle Mexican Grill, Inc. Class B*§	300	36,915
Jack in the Box, Inc.*	1,200	30,924
Landry's Restaurants, Inc.§	1,400	27,580
Monarch Casino & Resort, Inc.*§	4,100	98,728
Papa John's International, Inc.*§	1,900	43,130
Ruby Tuesday, Inc.	2,600	25,350
WMS Industries, Inc.*§	1,600	58,624
		351,437

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
United States
Household Durables (0.4%)
American Greetings Corp. Class A§	5,200	$105,560
Tempur-Pedic International, Inc.§	4,800	124,656
Tupperware Brands Corp.	4,600	151,938
		382,154
Industrial Conglomerates (0.1%)
Chemed Corp.§	1,300	72,644
Insurance (0.8%)
American Equity Investment Life Holding Co.§	3,900	32,331
American Physicians Capital, Inc.§	700	29,022
CNA Surety Corp.*	1,700	33,643
Commerce Group, Inc.§	900	32,382
Employers Holdings, Inc.§	2,000	33,420
National Interstate Corp.§	1,000	33,100
Navigators Group, Inc.*	700	45,500
Philadelphia Consolidated Holding Corp.*	900	35,415
Safety Insurance Group, Inc.	1,000	36,620
Selective Insurance Group, Inc.	4,300	98,857
State Auto Financial Corp.§	2,400	63,120
Tower Group, Inc.§	1,500	50,100
United Fire & Casualty Co.	1,600	46,544
Zenith National Insurance Corp.§	2,800	125,244
		695,298
Internet & Catalog Retail (0.5%)
Blue Nile, Inc.*§	700	47,642
Insight Enterprises, Inc.*§	1,900	34,656
Priceline.com, Inc.*§	2,700	310,122
School Specialty, Inc.*§	1,500	51,825
		444,245
Internet Software & Services (0.8%)
Blue Coat Systems, Inc.*	2,300	75,601
NETGEAR, Inc.*§	3,500	124,845
Sohu.com, Inc.*§	3,300	179,916
United Online, Inc.§	15,800	186,756
ValueClick, Inc.*	3,100	67,890
Vignette Corp.*	2,200	32,142
		667,150
IT Consulting & Services (0.4%)
IHS, Inc. Class A*§	1,600	96,896
Phase Forward, Inc.*§	6,300	137,025
SAIC, Inc.*	1,700	34,204
Sapient Corp.*	6,600	58,146
		326,271

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
United States
Leisure Equipment & Products (0.3%)
Callaway Golf Co.§	5,100	$88,893
JAKKS Pacific, Inc.*§	3,400	80,274
Marvel Entertainment, Inc.*§	1,200	32,052
Polaris Industries, Inc.§	2,200	105,094
		306,313
Machinery (1.7%)
Actuant Corp. Class A§	4,400	149,644
Applied Industrial Technologies, Inc.	2,200	63,844
Badger Meter, Inc.§	1,000	44,950
Barnes Group, Inc.§	2,000	66,780
Bucyrus International, Inc.§	2,700	268,353
Cascade Corp.§	1,200	55,752
Ceradyne, Inc.*§	1,800	84,474
Columbus McKinnon Corp.*	2,500	81,550
Dionex Corp.*	1,900	157,434
Gorman-Rupp Co.§	1,250	39,000
Hurco Companies, Inc.*	1,200	52,380
Manitowoc Company, Inc.	2,300	112,309
Mueller Industries, Inc.	2,600	75,374
RBC Bearings, Inc.*	1,000	43,460
Robbins & Myers, Inc.	1,100	83,193
Valmont Industries, Inc.§	800	71,296
		1,449,793
Marine (0.2%)
Cal Dive International, Inc.*§	6,750	89,370
Genco Shipping & Trading, Ltd.§	1,100	60,236
		149,606
Media (0.5%)
Entercom Communications Corp.§	2,300	31,487
Interactive Data Corp.	1,100	36,311
Journal Communications, Inc. Class A§	3,800	33,972
Macrovision Corp.*	3,900	71,487
Netflix, Inc.*§	4,000	106,480
Scholastic Corp.*§	4,100	143,049
		422,786
Metals & Mining (1.0%)
Century Aluminum Co.*§	2,300	124,062
Cleveland-Cliffs, Inc.§	2,800	282,240
GrafTech International, Ltd.*§	11,600	205,900
Hecla Mining Co.*§	19,200	179,520
Massey Energy Co.	2,400	85,800
		877,522

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
United States
Oil & Gas (1.7%)
Alon USA Energy, Inc.§	2,100	$57,078
Bois d'Arc Energy, Inc.*	3,500	69,475
Comstock Resources, Inc.*§	3,300	112,200
Delek US Holdings, Inc.§	4,200	84,966
General Maritime Corp.§	5,200	127,140
Mariner Energy, Inc.*§	6,000	137,280
Petroleum Development Corp.*	4,200	248,346
PetroQuest Energy, Inc.*§	4,500	64,350
Rosetta Resources, Inc.*§	3,600	71,388
Stone Energy Corp.*	5,800	272,078
Swift Energy Co.*	5,800	255,374
		1,499,675
Paper & Forest Products (0.2%)
Buckeye Technologies, Inc.*	4,200	52,500
Potlatch Corp.	3,800	168,872
		221,372
Personal Products (0.2%)
Chattem, Inc.*	1,200	90,648
Elizabeth Arden, Inc.*§	3,300	67,155
		157,803
Pharmaceuticals (0.3%)
Alnylam Pharmaceuticals, Inc.*§	2,200	63,976
Omrix Biopharmaceuticals, Inc.*§	1,800	62,532
Salix Pharmaceuticals, Ltd.*§	3,600	28,368
Sciele Pharma, Inc.*	5,200	106,340
		261,216
Real Estate (1.0%)
Anthracite Capital, Inc.§	4,600	33,304
Arbor Realty Trust, Inc.§	1,600	25,776
Avatar Holdings, Inc.*§	800	33,456
Deerfield Capital Corp.§	4,100	32,800
Digital Realty Trust, Inc.§	2,000	76,740
Entertainment Properties Trust§	2,200	103,400
FelCor Lodging Trust, Inc.	4,700	73,273
First Industrial Realty Trust, Inc.§	900	31,140
Gramercy Capital Corp.§	1,400	34,034
Mid-America Apartment Communities, Inc.	1,900	81,225
National Health Investors, Inc.§	1,900	53,010
National Retail Properties, Inc.	1,500	35,070
Parkway Properties, Inc.§	2,100	77,658
Pennsylvania Real Estate Investment Trust	1,000	29,680
PS Business Parks, Inc.	700	36,785
RAIT Financail Trust§	3,000	25,860
Realty Income Corp.§	1,400	37,828
Redwood Trust, Inc.§	1,900	65,056
		886,095

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
United States
Road & Rail (0.1%)
Kansas City Southern*§	2,000	$68,660
Semiconductor Equipment & Products (1.6%)
Advanced Energy Industries, Inc.*	7,200	94,176
AMIS Holdings, Inc.*§	4,400	44,088
Amkor Technology, Inc.*§	8,300	70,799
Cymer, Inc.*§	2,800	109,004
Entegris, Inc.*§	4,000	34,520
Kulicke and Soffa Industries, Inc.*	8,700	59,682
Microsemi Corp.*§	5,400	119,556
MKS Instruments, Inc.*	3,200	61,248
Monolithic Power Systems, Inc.*	3,200	68,704
ON Semiconductor Corp.*§	7,400	65,712
Photronics, Inc.*§	6,300	78,561
Semtech Corp.*§	9,600	148,992
Skyworks Solutions, Inc.*	11,600	98,600
Varian Semiconductor Equipment Associates, Inc.*§	2,550	94,350
Zoran Corp.*§	11,200	252,112
		1,400,104
Software (1.2%)
Aspen Technology, Inc.*§	13,000	210,860
Blackbaud, Inc.§	1,200	33,648
Informatica Corp.*§	8,700	156,774
MicroStrategy, Inc. Class A*§	1,400	133,140
Progress Software Corp.*	3,400	114,512
SPSS, Inc.*§	1,900	68,229
Sybase, Inc.*§	2,600	67,834
Taleo Corp. Class A*§	3,700	110,186
THQ, Inc.*§	4,800	135,312
		1,030,495
Specialty Retail (0.7%)
Aeropostale, Inc.*§	10,900	288,850
Buckle, Inc.§	1,100	36,300
Collective Brands, Inc.*§	2,200	38,258
Conn's, Inc.*§	1,500	25,665
Jo-Ann Stores, Inc.*§	1,800	23,544
Jos. A. Bank Clothiers, Inc.*§	5,300	150,785
Men's Wearhouse, Inc.	1,900	51,262
		614,664
Textiles & Apparel (0.5%)
Crocs, Inc.*§	800	29,448
Deckers Outdoor Corp.*§	1,000	155,060
Fossil, Inc.*§	1,600	67,168
Kellwood Co.§	4,200	69,888
Warnaco Group, Inc.*§	4,300	149,640
		471,204

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
United States
Tobacco (0.3%)
Universal Corp.§	2,800	$143,416
Vector Group, Ltd.§	4,385	87,963
		231,379
Water Utilities (0.1%)
American States Water Co.§	800	30,144
California Water Service Group§	900	33,318
		63,462
Wireless Telecommunication Services (0.3%)
Centennial Communications Corp.*§	3,800	35,302
NTELOS Holdings Corp.§	4,800	142,512
Syniverse Holdings, Inc.*	2,200	34,276
USA Mobility, Inc.*§	2,600	37,180
		249,270
TOTAL UNITED STATES		33,020,990
TOTAL COMMON STOCKS (Cost $80,128,100)		85,246,009
PREFERRED STOCK (2.2%)
Germany (2.2%)
Healthcare Equipment & Supplies (2.2%)
Draegerwerk AG (Cost $1,540,403)	26,000	1,912,785
SHORT-TERM INVESTMENT (28.6%)
State Street Navigator Prime Portfolio§§ (Cost $24,814,299)	24,814,299	24,814,299
TOTAL INVESTMENTS AT VALUE (128.9%) (Cost $106,482,802)		111,973,093
LIABILITIES IN EXCESS OF OTHER ASSETS (-28.9%)		(25,088,738)
NET ASSETS (100.0%)		$86,884,355

*  Non-income producing security.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio
Statement of Assets and Liabilities
December 31, 2007

Assets
Investments at value, including collateral for securities on loan of $24,814,299 (Cost $106,482,802) (Note 2)	$111,973,093[1]
Foreign currency at value (cost $10,472)	10,548
Dividend receivable	68,845
Receivable for portfolio shares sold	38,791
Prepaid expenses and other assets	22,218
Total Assets	112,113,495
Liabilities
Advisory fee payable (Note 3)	35,235
Administrative services fee payable (Note 3)	8,904
Payable upon return of securities loaned (Note 2)	24,814,299
Due to custodian	248,615
Payable for portfolio shares redeemed	26,500
Trustees' fee payable	804
Other accrued expenses payable	94,783
Total Liabilities	25,229,140
Net Assets
Capital stock, $0.001 par value (Note 6)	6,171
Paid-in capital (Note 6)	100,227,813
Undistributed net investment income	1,053,844
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(19,894,287)
Net unrealized appreciation from investments and foreign currency translations	5,490,814
Net Assets	$86,884,355
Shares outstanding	6,171,400
Net asset value, offering price, and redemption price per share	$14.08

1  Including $23,965,878 of securities on loan.

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio
Statement of Operations
For the Year Ended December 31, 2007

Investment Income (Note 2)
Dividends	$2,337,188
Interest	67,345
Securities lending	230,386
Foreign taxes withheld	(83,122)
Total investment income	2,551,797
Expenses
Investment advisory fees (Note 3)	1,339,060
Administrative services fees (Note 3)	148,588
Custodian fees	67,802
Printing fees (Note 3)	54,181
Audit and tax fees	27,888
Trustees' fees	19,857
Legal fees	12,077
Transfer agent fees	6,718
Insurance expense	5,103
Commitment fees (Note 4)	2,721
Interest expense (Note 4)	1,474
Miscellaneous expense	9,579
Total expenses	1,695,048
Less: fees waived (Note 3)	(225,230)
Net expenses	1,469,818
Net investment income	1,081,979
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts and Foreign Currency Related Items
Net realized gain from investments	5,960,734
Net realized loss from futures contracts	(3,264)
Net realized loss from foreign currency transactions	(9,509)
Net change in unrealized appreciation (depreciation) from investments	(9,600,599)
Net change in unrealized appreciation (depreciation) from futures contracts	2,592
Net change in unrealized appreciation (depreciation) from foreign currency translations	(151)
Net realized and unrealized loss from investments, futures contracts and foreign currency related items	(3,650,197)
Net decrease in net assets resulting from operations	$(2,568,218)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio
Statements of Changes in Net Assets

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
From Operations
Net investment income (loss)	$1,081,979	$(27,488)
Net realized gain from investments, futures contracts and foreign currency transactions	5,947,961	22,310,658
Net change in unrealized appreciation (depreciation) from investments, futures contracts and foreign currency translations	(9,598,158)	(7,853,700)
Net increase (decrease) in net assets resulting from operations	(2,568,218)	14,429,470
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	8,774,027	21,903,845
Net asset value of shares redeemed	(38,426,851)	(46,535,898)
Net decrease in net assets from capital share transactions	(29,652,824)	(24,632,053)
Net decrease in net assets	(32,221,042)	(10,202,583)
Net Assets
Beginning of year	119,105,397	129,307,980
End of year	$86,884,355	$119,105,397
Undistributed net investment income	$1,053,844	$1,351

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2007	2006	2005	2004	2003
Per share data
Net asset value, beginning of year	$14.67	$12.95	$11.15	$9.45	$6.40
INVESTMENT OPERATIONS
Net investment income (loss)	0.18	(0.00)[1]	(0.04)	(0.09)	(0.06)
Net gain (loss) on investments, futures contracts and foreign currency related items (both realized and unrealized)	(0.77)	1.72	1.84	1.79	3.11
Total from investment operations	(0.59)	1.72	1.80	1.70	3.05
Net asset value, end of year	$14.08	$14.67	$12.95	$11.15	$9.45
Total return[2]	(4.02)%	13.28%	16.14%	17.99%	47.66%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$86,884	$119,105	$129,308	$110,110	$102,577
Ratio of expenses to average net assets	1.37%	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets	1.01%	(0.02)%	(0.39)%	(0.85)%	(0.94)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.21%	0.16%	0.19%	0.17%	0.23%
Portfolio turnover rate	76%	117%	75%	79%	86%

1  This amount represents less than $(0.01) per share.

2  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Global Small Cap Portfolio
Notes to Financial Statements
December 31, 2007

Note 1. Organization

Credit Suisse Trust, (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers eight managed investment portfolios of which one, the Global Small Cap Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks long-term growth of capital. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of The Commonwealth of Massachusetts as a business trust on March 15, 1995.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed,

Credit Suisse Trust — Global Small Cap Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 2. Significant Accounting Policies

the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

B) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and

Credit Suisse Trust — Global Small Cap Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 2. Significant Accounting Policies

assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FORWARD FOREIGN CURRENCY CONTRACTS — The Portfolio may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At December 31, 2007, the Portfolio had no open forward foreign currency contracts.

I) FUTURES — The Portfolio may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed.

When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contracts. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit and

Credit Suisse Trust — Global Small Cap Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 2. Significant Accounting Policies

subsequent payments required for a futures transaction. At December 31, 2007, the Portfolio had no open futures contracts.

J) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2007, total earnings from the Portfolio's investment in cash collateral received in connection with securities lending arrangements was $1,601,813, of which $1,317,827 was rebated to borrowers (brokers). The Portfolio retained $230,386 in income from the cash collateral investment, and SSB, as lending agent, was paid $53,600. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

K) OTHER — The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

The Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income is earned or gains are realized.

Credit Suisse Trust — Global Small Cap Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 2. Significant Accounting Policies

The Portfolio may invest up to 15% of its net assets in non-publicly traded securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from such sales could differ from the price originally paid by the Portfolio or the current carrying values, and the difference could be material.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 1.25% of the Portfolio's average daily net assets. For the year ended December 31, 2007, investment advisory fees earned and voluntarily waived for the Portfolio were $1,339,060 and $225,230, respectively. Credit Suisse will not recapture from the Portfolio any fees it waived during the fiscal year ended December 31, 2007. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Limited ("Credit Suisse U.K."), Credit Suisse Asset Management Limited ("Credit Suisse Japan") and Credit Suisse Asset Management Limited ("Credit Suisse Australia"), each an affiliate of Credit Suisse, are sub-investment advisers to the Portfolio (the "Sub-Advisers"). Credit Suisse U.K.'s, Credit Suisse Japan's and Credit Suisse Australia's sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net investment advisory fee and are not paid by the Portfolio.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Portfolio's average daily net assets. For the year ended December 31, 2007, co-administrative services fees earned by CSAMSI were $96,412.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2007, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $52,176.

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

Credit Suisse Trust — Global Small Cap Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 3. Transactions with Affiliates and Related Parties

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2007, Merrill was paid $23,103 for its services to the Portfolio.

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2007, the Portfolio had no loans outstanding under the Credit Facility. During the year ended December 31, 2007, the Portfolio had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate%	Maximum Daily Loan Outstanding
$1,841,600	5.765%	$2,148,000

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2007, purchases and sales of investment securities (excluding short-term investments) were $80,443,165 and $107,481,494, respectively.

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Shares sold	576,327	1,576,665
Shares redeemed	(2,523,446)	(3,440,797)
Net decrease	(1,947,119)	(1,864,132)

Credit Suisse Trust — Global Small Cap Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 6. Capital Share Transactions

On December 31, 2007, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
5	79%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales, mark to market of forwards contracts, unused capital loss carryforwards, dividends received from Real Estate Investment Trusts and current year post October loss deferred. At December 31, 2007, the components of distributable earnings on a tax basis by the Portfolio were as follows:

Undistributed ordinary income	$1,052,166
Accumulated net realized loss	(19,528,575)
Unrealized appreciation	5,305,362
Deferral of post-October capital losses	(178,582)
$(13,349,629)

At December 31, 2007, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31,
2010	2011
$14,650,377	$4,878,198

During the tax year ended December 31, 2007, the Portfolio utilized $6,283,166 of the capital loss carryforwards.

It is uncertain that the Portfolio will realize the full benefit of these losses prior to expiration.

At December 31, 2007, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from

Credit Suisse Trust — Global Small Cap Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 7. Federal Income Taxes

investments for those securities having and excess of cost over value and the net unrealized appreciation from investments were $106,668,361, $17,749,369, $(12,444,637) and $5,304,732, respectively.

At December 31, 2007, the Portfolio reclassified $7,044 to accumulated net realized loss from investments and $22,442 to paid in capital from undistributed net investment income, adjusting for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency reclasses, income/(loss) from investment in partnerships and dividends received from Real Estate Investment Trusts. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. During the period ended December 31, 2007, Management has adopted FIN 48. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

Credit Suisse Trust — Global Small Cap Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 9. Recent Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required in subsequent reports.

Credit Suisse Trust — Global Small Cap Portfolio
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Trust and Shareholders of
Credit Suisse Trust — Global Small Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Small Cap Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 25, 2008

Credit Suisse Trust — Global Small Cap Portfolio
Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory and Sub-Advisory Agreements, the Board of Trustees, including the Independent Trustees, at a meeting held on November 13 and 14, 2007, considered the following factors with respect to the Global Small Cap Portfolio (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee rate of 1.25% for the Portfolio ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse") or Credit Suisse Asset Management Limited ("Credit Suisse U.K."), Credit Suisse Asset Management Limited ("Credit Suisse Australia") and Credit Suisse Asset Management Limited ("Credit Suisse Japan"). The Board also reviewed and considered the fee waivers and/or expense reimbursement arrangements currently in place for the Portfolio and considered the actual fee rate of 1.09% paid by the Portfolio after taking waivers and reimbursements into account ("Net Advisory Fee"). The Board acknowledged that voluntary fee waivers and reimbursements could be discontinued at any time. In addition, the Board noted that the compensation paid to Credit Suisse U.K., Credit Suisse Australia and Credit Suisse Japan (collectively, the "Sub-Advisers") does not increase the fees or expenses otherwise incurred by the Portfolio's shareholders.

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee, Net Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds (the "Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory and

Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement and by the Sub-Advisers under the Sub-Advisory Agreements. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse and the Sub-Advisers. The Board reviewed background information about Credit Suisse and the Sub-Advisers, including their respective Forms ADV. The Board considered the background and experience of both Credit Suisse's

Credit Suisse Trust — Global Small Cap Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

and the Sub-Advisers' senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse and the Sub-Advisers. With respect to the Sub-Advisers, the Board also considered their expertise in managing the types of global investments that the Portfolio utilizes in its investment strategy. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

In approving the Sub-Advisory Agreements, the Board also considered the benefits of retaining Credit Suisse's United Kingdom, Australian and Japanese affiliates given the increased complexity of the domestic and international securities markets, specifically that retention of Credit Suisse U.K., Credit Suisse Australia and Credit Suisse Japan expands the universe of companies and countries from which investment opportunities could be sought and enhances the ability of the Portfolio to obtain the best price and execution on trades in international markets.

Portfolio Performance

The Board received and considered the performance results of the Portfolio over time, along with comparisons, both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including any fee waivers or fee caps, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Credit Suisse Trust — Global Small Cap Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse, the Sub-Advisers and their affiliates as a result of their relationships with the Portfolio. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Portfolio, administrative and brokerage relationships with affiliates of Credit Suisse and the Sub-Advisers and benefits potentially derived from an increase in Credit Suisse's and the Sub-Advisers' businesses as a result of their relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse, the Sub-Advisers and their affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's and the Sub-Advisers' method for allocating portfolio investment opportunities among their advisory clients.

Conclusions

In selecting Credit Suisse and the Sub-Advisers, and approving the Advisory Agreement and the investment advisory fee under such agreement and the Sub-Advisory Agreements, the Board concluded that:

•  Both the Contractual and Net Advisory Fees were at the high end in the Portfolio's Expense Group. The Board considered the fee to be reasonable taking into account that Credit Suisse agreed to an increased fee waiver and the relatively small size of the Portfolio.

•  The Portfolio's performance was below most of the funds in its Performance Group and Performance Universe for most of the periods reviewed. The Board noted that performance for periods prior to December 2006 was not particularly relevant since the strategy for the

Credit Suisse Trust — Global Small Cap Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

U.S. portion of the Portfolio had changed to a quantitative strategy. The Board further noted that a new portfolio manager for the non-U.S. portion of the Portfolio had been appointed in October 2007. The Board determined it would continue to monitor steps undertaken by Credit Suisse to improve performance.

•  Aside from performance (as described above), the Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse and the Sub-Advisers and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement and by the Sub-Advisers under the Sub-Advisory Agreements are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio and willingness to waive fees and expenses, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the fee waiver and the relatively small size of the Portfolio, the Portfolio's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement and the Sub-Advisory Agreements. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Credit Suisse Trust — Global Small Cap Portfolio
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	35	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company).

Jeffrey E. Garten[2] Box 208200 New Haven, Connecticut 06520-8200 (1946)	Trustee, Nominating and Audit Committee Member	Since 1998	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	28	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Alcan, Inc. (smelting and refining of nonferrous metals company).

1   Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

2   Mr. Garten was initially appointed as a Trustee of the Trust on February 6, 1998. He resigned as Trustee on February 3, 2000 and was subsequently reappointed on December 21, 2000.

Credit Suisse Trust — Global Small Cap Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Peter F. Krogh SFS/ICC 702 Georgetown University Washington, DC 20057 (1937)	Trustee, Nominating and Audit Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	28	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Nominating Committee Chairman and Audit Committee Member	Trustee since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	35	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company).

Interested Trustee

Michael E. Kenneally[3] c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1954)	Trustee	Since 2004	Chairman and Global Chief Executive Officer of Credit Suisse from March 2003 to July 2005; Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003.	28	None

3   Mr. Kenneally is a Trustee who is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he was an officer of Credit Suisse within the last two fiscal years.

Credit Suisse Trust — Global Small Cap Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Lawrence D. Haber c/o Credit Suisse Asset Management, LLC. Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1951)	Chief Executive Officer and President	Since 2007	Managing Director and Chief Operating Officer of Credit Suisse; Member of Credit Suisse's Management Committee; Chief Financial Officer of Merrill Lynch Investment Managers from 1997 to 2003.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1965)	Treasurer	Since 2006	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

Credit Suisse Trust — Global Small Cap Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TRGSC-AR-1207

CREDIT SUISSE FUNDS

Annual Report

December 31, 2007

CREDIT SUISSE TRUST
■  LARGE CAP VALUE PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2007; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Large Cap Value Portfolio
Annual Investment Adviser's Report
December 31, 2007 (unaudited)

  January 25, 2008

Dear Shareholder:

For the twelve months ended December 31, 2007, Credit Suisse Trust — Large Cap Value Portfolio1 (the "Portfolio") had a gain of 1.79%, versus a return of -0.17% for the Russell 1000® Value Index2 (the "Russell 1000").

Market Review: A challenging market on many fronts

For the year ended December 31, 2007, U.S. large-cap stocks were mixed with the benchmark Russell 1000 Value Index returning -0.17%, and the bellwether S&P 500 Index posting a 5.49% total return including dividends. Eight out of the ten economic sectors in the large-cap S&P 500 Index advanced in 2007. Rising global demand and elevated commodity prices boosted the energy and materials sectors to post the highest returns of 32.4% and 20%, respectively. The biggest laggard in the large-cap space was financials (-20.8%), which were negatively impacted by the credit market turmoil and housing market slowdown.

The U.S. Federal Reserve held its benchmark rate at 5.25% until September 2007 when the target federal funds rate was cut by 50 basis points to 4.75%, marking the first cut in four years. The Federal Reserve cut the target rate by another 25 basis points in October and again in December to 4.25%. The cuts were made in an effort to prevent some of the adverse effects on the overall economy from the depressed housing market and tighter lending conditions for both consumers and corporations.

The aggressive lending environment over the past few years led to a rise in mortgage defaults. U.S. home foreclosures rose 68% in November from a year earlier, according to data compiled by RealtyTrac Inc. As a result, the U.S. housing sector weakened significantly in 2007 as mortgage providers tightened their lending standards and some lenders went bankrupt. Home prices in 20 U.S. metropolitan areas dropped in October by the most in at least six years. Property values fell 6.1% from October 2006, according to the S&P/Case-Shiller home-price index.

The Chicago Board Options Exchange Volatility Index (VIX), a measure of expected stock market volatility, reached a five-year low in January 2007. However, market conditions changed rapidly in mid-2007 and the VIX reached a four-year high in November 2007 amid deteriorating conditions in the U.S. housing and credit markets.

Despite the housing market slowdown, the economy grew at a solid 4.9% annual rate in the third quarter of 2007. The personal consumption expenditures (PCE) price index, excluding food and energy, rose 2.2% year-over-year in November. The increase was the biggest since March 2007. The Fed watches the PCE price index for signs of inflation and its preferred range for this gauge is 1.0% to 2.0%.

The labor market also showed signs of weakening in 2007. Non-farm payrolls rose 1.3 million in 2007, compared with gains of 2.3 million in 2006. The

1

Credit Suisse Trust — Large Cap Value Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

unemployment rate rose from 4.7% in November to 5.0% in December 2007, the highest level since November 2005. And, the Reuters/University of Michigan final index of consumer confidence dropped to 75.5 in December, the lowest since October 2005. The gauge has averaged 88 since monthly data were first compiled in 1978.

Strategic Review and Market Outlook: Potential for further rate cuts

The leading positive relative contributors to performance came from stock selection in consumer discretionary, utilities, and financials. The largest detractors to performance came primarily from stock selection within the materials sector, followed closely by energy and information technology groups.

The U.S. Federal Reserve anticipates economic growth will be "somewhat more sluggish" than the 1.8% – 2.5% they had projected for 2008. And, Fed policy makers also expect core inflation to "trend down a bit over the next few years."

The Federal Reserve on January 22, 2008 took significant action between scheduled meetings by cutting rates 75 basis points to 3.50%. The Fed cited the weakening economic outlook and increasing downside risks to growth.

The Fed is scheduled to meet next on January 30 to discuss interest rates. Based on interest-rate futures on January 25, traders expect policy makers to further lower the target rate for overnight lending by 50 to 75 basis points.

In our opinion, U.S. housing markets may remain weak through the first half of 2008. Additionally, expectations for U.S. stock market volatility, as measured by the VIX Index, are for levels above historical averages. The pace of mergers and acquisitions by private equity firms isn't expected to reach the level seen in the first half of 2007, as the availability of debt financing has lessened significantly.

The Credit Suisse Quantitative Equities Group

Jordan Low
Eric Leng
Todd Jablonski

The value of investments generally will fluctuate in response to market movements and the Portfolio's performance will largely depend on the performance of value stocks, which may be more volatile than the overall market.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

2

Credit Suisse Trust — Large Cap Value Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — Large Cap Value Portfolio1 and the
Russell 1000® Value Index2 for Ten Years.

3

Credit Suisse Trust — Large Cap Value Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Average Annual Returns as of December 31, 20071

1 Year	5 Years	10 Years	Since Inception[3]
1.79%	12.86%	6.31%	6.60%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

3  Inception date 10/31/97.

4

Credit Suisse Trust — Large Cap Value Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2007.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

5

Credit Suisse Trust — Large Cap Value Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended December 31, 2007

Actual Portfolio Return
Beginning Account Value 7/1/07	$1,000.00
Ending Account Value 12/31/07	$954.40
Expenses Paid per $1,000*	$3.99
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/07	$1,000.00
Ending Account Value 12/31/07	$1,021.12
Expenses Paid per $1,000*	$4.13
Annualized Expense Ratios*	0.81%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

6

Credit Suisse Trust — Large Cap Value Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

7

Credit Suisse Trust — Large Cap Value Portfolio
Schedule of Investments
December 31, 2007

	Number of Shares	Value
COMMON STOCKS (99.4%)
Aerospace & Defense (2.7%)
Boeing Co.	3,300	$288,618
L-3 Communications Holdings, Inc.	3,100	328,414
Northrop Grumman Corp.	5,400	424,656
Raytheon Co.	6,000	364,200
		1,405,888
Auto Components (0.9%)
Autoliv, Inc.§	5,400	284,634
BorgWarner, Inc.§	3,800	183,958
		468,592
Automobiles (0.7%)
Hertz Global Holdings, Inc.*§	5,500	87,395
Thor Industries, Inc.§	6,700	254,667
		342,062
Banks (6.9%)
Bank of America Corp.	30,670	1,265,444
Bank of New York Mellon Corp.	6,000	292,560
Colonial BancGroup, Inc.§	3,900	52,806
National City Corp.§	2,600	42,796
Northern Trust Corp.§	2,400	183,792
PNC Financial Services Group, Inc.	4,700	308,555
U.S. Bancorp§	4,000	126,960
Wachovia Corp.§	7,700	292,831
Washington Mutual, Inc.§	2,900	39,469
Wells Fargo & Co.	31,200	941,928
		3,547,141
Beverages (1.4%)
Coca-Cola Co.	1,300	79,781
Pepsi Bottling Group, Inc.	8,500	335,410
PepsiAmericas, Inc.§	9,600	319,872
		735,063
Chemicals (1.5%)
Dow Chemical Co.§	13,600	536,112
E.I. du Pont de Nemours & Co.§	1,100	48,499
Lubrizol Corp.	3,300	178,728
		763,339
Commercial Services & Supplies (0.7%)
Allied Waste Industries, Inc.*§	4,500	49,590
Steelcase, Inc. Class A§	19,000	301,530
		351,120
Commingled Fund (1.0%)
iShares Russell 1000 Value Index Fund	6,200	497,550

See Accompanying Notes to Financial Statements.
8

Credit Suisse Trust — Large Cap Value Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Communications Equipment (0.1%)
Harris Corp.	1,100	$68,948
Computers & Peripherals (0.9%)
Dell, Inc.*	3,700	90,687
Hewlett-Packard Co.	3,300	166,584
Western Digital Corp.*	7,700	232,617
		489,888
Diversified Financials (10.2%)
Ameriprise Financial, Inc.	1,600	88,176
Capital One Financial Corp.§	2,000	94,520
Citigroup, Inc.	34,700	1,021,568
Eaton Vance Corp.§	1,200	54,492
Federal National Mortgage Association	2,700	107,946
Federated Investors, Inc. Class B§	3,200	131,712
First Marblehead Corp.§	2,400	36,720
Franklin Resources, Inc.§	900	102,987
Goldman Sachs Group, Inc.	1,500	322,575
JPMorgan Chase & Co.	31,100	1,357,515
Legg Mason, Inc.	700	51,205
Lehman Brothers Holdings, Inc.§	1,900	124,336
Merrill Lynch & Company, Inc.§	8,500	456,280
Morgan Stanley§	12,500	663,875
Nymex Holdings, Inc.§	1,900	253,859
State Street Corp.§	4,100	332,920
Western Union Co.	3,100	75,268
		5,275,954
Diversified Telecommunication Services (6.6%)
AT&T, Inc.	52,212	2,169,931
Sprint Nextel Corp.	3,900	51,207
Verizon Communications, Inc.	27,600	1,205,844
		3,426,982
Electric Utilities (5.3%)
Alliant Energy Corp.§	7,600	309,244
Constellation Energy Group	3,100	317,843
Dominion Resources, Inc.§	4,400	208,780
DTE Energy Co.§	7,000	307,720
Edison International§	3,100	165,447
FirstEnergy Corp.§	6,400	462,976
FPL Group, Inc.	3,000	203,340
Pepco Holdings, Inc.§	9,200	269,836
Public Service Enterprise Group, Inc.	4,800	471,552
		2,716,738
Electrical Equipment (0.7%)
Energizer Holdings, Inc.*§	2,800	313,964
Tyco Electronics, Ltd.	1,400	51,982
		365,946

See Accompanying Notes to Financial Statements.
9

Credit Suisse Trust — Large Cap Value Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Electronic Equipment & Instruments (0.4%)
Avnet, Inc.*	5,900	$206,323
Energy Equipment & Services (0.7%)
ENSCO International, Inc.§	5,900	351,758
Food & Drug Retailing (0.9%)
Kroger Co.	7,700	205,667
Safeway, Inc.§	8,000	273,680
		479,347
Food Products (0.8%)
Corn Products International, Inc.§	7,400	271,950
Kellogg Co.	1,000	52,430
Kraft Foods, Inc. Class A	3,400	110,942
		435,322
Gas Utilities (0.6%)
UGI Corp.§	10,700	291,575
Healthcare Equipment & Supplies (0.3%)
Kinetic Concepts, Inc.§	2,700	144,612
Healthcare Providers & Services (2.2%)
Aetna, Inc.	5,600	323,288
Coventry Health Care, Inc.*§	1,900	112,575
Humana, Inc.*§	4,000	301,240
McKesson Corp.	1,600	104,816
WellPoint, Inc.*	3,400	298,282
		1,140,201
Hotels, Restaurants & Leisure (0.2%)
McDonald's Corp.	2,100	123,711
Household Durables (0.9%)
American Greetings Corp. Class A§	6,900	140,070
Whirlpool Corp.§	3,700	302,031
		442,101
Household Products (2.1%)
Clorox Co.§	4,800	312,816
Procter & Gamble Co.	10,400	763,568
		1,076,384
Industrial Conglomerates (5.8%)
3M Co.	3,600	303,552
General Electric Co.	59,100	2,190,837
Honeywell International, Inc.	900	55,413
Tyco International, Ltd.	10,600	420,290
		2,970,092

See Accompanying Notes to Financial Statements.
10

Credit Suisse Trust — Large Cap Value Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Insurance (10.7%)
ACE, Ltd.§	900	$55,602
Aflac, Inc.	2,600	162,838
Allstate Corp.	4,400	229,812
American Financial Group, Inc.§	7,600	219,488
American International Group, Inc.	10,300	600,490
Aon Corp.	6,200	295,678
Assurant, Inc.§	3,400	227,460
Axis Capital Holdings, Ltd.§	8,400	327,348
CNA Financial Corp.§	6,400	215,808
Endurance Specialty Holdings, Ltd.§	7,500	312,975
Lincoln National Corp.	900	52,398
Loews Corp.	9,100	458,094
MetLife, Inc.	3,700	227,994
PartnerRe, Ltd.	700	57,771
Prudential Financial, Inc.	5,500	511,720
Reinsurance Group of America, Inc.§	5,800	304,384
RenaissanceRe Holdings, Ltd.§	1,300	78,312
StanCorp Financial Group, Inc.	1,100	55,418
Torchmark Corp.§	5,200	314,756
Transatlantic Holdings, Inc.§	900	65,403
Travelers Companies, Inc.	2,200	118,360
W.R. Berkley Corp.	10,200	304,062
XL Capital, Ltd. Class A§	6,200	311,922
		5,508,093
IT Consulting & Services (0.6%)
Accenture, Ltd. Class A§	8,400	302,652
Leisure Equipment & Products (0.1%)
Eastman Kodak Co.§	2,000	43,740
Machinery (1.1%)
Cummins, Inc.	500	63,685
Kennametal, Inc.	7,400	280,164
Parker Hannifin Corp.	2,800	210,868
		554,717
Media (2.3%)
News Corp. Class A	13,100	268,419
Regal Entertainment Group Class A§	14,600	263,822
Time Warner, Inc.	7,400	122,174
Walt Disney Co.§	16,600	535,848
		1,190,263
Metals & Mining (1.1%)
Alcoa, Inc.	1,900	69,445
Freeport-McMoRan Copper & Gold, Inc.	3,400	348,296
Nucor Corp.§	2,700	159,894
		577,635

See Accompanying Notes to Financial Statements.
11

Credit Suisse Trust — Large Cap Value Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Oil & Gas (17.5%)
Chevron Corp.	18,800	$1,754,604
ConocoPhillips	12,804	1,130,593
Continental Resources, Inc.*§	13,500	352,755
Devon Energy Corp.	5,700	506,787
Exxon Mobil Corp.	35,700	3,344,733
Marathon Oil Corp.	9,900	602,514
Murphy Oil Corp.§	3,500	296,940
Occidental Petroleum Corp.	10,000	769,900
Valero Energy Corp.	4,100	287,123
		9,045,949
Paper & Forest Products (0.7%)
International Paper Co.	11,300	365,894
Pharmaceuticals (6.4%)
Eli Lilly and Co.	1,800	96,102
Endo Pharmaceuticals Holdings, Inc.*	2,000	53,340
Johnson & Johnson	14,100	940,470
Merck & Company, Inc.	5,500	319,605
Pfizer, Inc.	62,800	1,427,444
Sepracor, Inc.§	10,900	286,125
Watson Pharmaceuticals, Inc.§	7,400	200,836
		3,323,922
Real Estate (0.2%)
Jones Lang LaSalle, Inc.§	1,300	92,508
Road & Rail (0.3%)
Kansas City Southern*§	1,500	51,495
Union Pacific Corp.	700	87,934
		139,429
Semiconductor Equipment & Products (1.0%)
Intel Corp.	11,800	314,588
Teradyne, Inc.*	4,400	45,496
Texas Instruments, Inc.	4,400	146,960
		507,044
Software (0.2%)
Microsoft Corp.	3,700	131,720
Specialty Retail (0.5%)
RadioShack Corp.§	9,300	156,798
Sherwin-Williams Co.§	1,500	87,060
		243,858
Tobacco (2.1%)
Altria Group, Inc.	6,000	453,480
Loews Corp. Carolina Group§	3,600	307,080
UST, Inc.§	5,500	301,400
		1,061,960

See Accompanying Notes to Financial Statements.
12

Credit Suisse Trust — Large Cap Value Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Wireless Telecommunication Services (0.1%)
Telephone and Data Systems, Inc.	800	$50,080
TOTAL COMMON STOCKS (Cost $47,014,740)		51,256,101
SHORT-TERM INVESTMENTS (23.8%)
State Street Navigator Prime Portfolio§§	12,049,324	12,049,324
	Par (000)
State Street Bank and Trust Co. Euro Time Deposit, 3.100%, 1/02/08	$250	250,000
TOTAL SHORT-TERM INVESTMENTS (Cost $12,299,324)		12,299,324
TOTAL INVESTMENTS AT VALUE (123.2%) (Cost $59,314,064)		63,555,425
LIABILITIES IN EXCESS OF OTHER ASSETS (-23.2%)		(11,980,688)
NET ASSETS (100.0%)		$51,574,737

*  Non-income producing security.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.
13

Credit Suisse Trust — Large Cap Value Portfolio
Statement of Assets and Liabilities
December 31, 2007

Assets
Investments at value, including collateral for securities on loan of $12,049,324 (Cost $59,314,064) (Note 2)	$63,555,425[1]
Cash	2,632
Dividend and interest receivable	100,324
Receivable for portfolio shares sold	26,036
Prepaid expenses and other assets	5,535
Total Assets	63,689,952
Liabilities
Advisory fee payable (Note 3)	22,085
Administrative services fee payable (Note 3)	5,256
Payable upon return of securities loaned (Note 2)	12,049,324
Payable for portfolio shares redeemed	3,653
Trustees' fee payable	804
Other accrued expenses payable	34,093
Total Liabilities	12,115,215
Net Assets
Capital stock, $0.001 par value (Note 6)	3,826
Paid-in capital (Note 6)	44,675,128
Undistributed net investment income	845,280
Accumulated net realized gain from investments and foreign currency transactions	1,809,142
Net unrealized appreciation from investments	4,241,361
Net Assets	$51,574,737
Shares outstanding	3,825,803
Net asset value, offering price, and redemption price per share	$13.48

1  Including $11,776,238 of securities on loan.

See Accompanying Notes to Financial Statements.
14

Credit Suisse Trust — Large Cap Value Portfolio
Statement of Operations
For the Year Ended December 31, 2007

Investment Income (Note 2)
Dividends	$1,259,649
Interest	14,642
Securities lending	18,065
Total investment income	1,292,356
Expenses
Investment advisory fees (Note 3)	274,057
Administrative services fees (Note 3)	72,125
Audit and tax fees	20,590
Printing fees (Note 3)	20,061
Trustees' fees	19,852
Legal fees	17,021
Custodian fees	12,676
Insurance expense	2,275
Transfer agent fees	2,000
Commitment fees (Note 4)	1,829
Miscellaneous expense	189
Total expenses	442,675
Net investment income	849,681
Net Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investments	1,854,302
Net change in unrealized appreciation (depreciation) from investments	(1,593,996)
Net realized and unrealized gain from investments	260,306
Net increase in net assets resulting from operations	$1,109,987

See Accompanying Notes to Financial Statements.
15

Credit Suisse Trust — Large Cap Value Portfolio
Statements of Changes in Net Assets

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
From Operations
Net investment income	$849,681	$743,994
Net realized gain from investments and foreign currency transactions	1,854,302	11,087,287
Net change in unrealized appreciation (depreciation) from investments	(1,593,996)	(1,655,802)
Net increase in net assets resulting from operations	1,109,987	10,175,479
From Dividends and Distributions
Dividends from net investment income	(734,026)	(560,490)
Distributions from net realized gains	(10,891,849)	—
Net decrease in net assets resulting from dividends and distributions	(11,625,875)	(560,490)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	1,159,214	1,652,792
Reinvestment of dividends and distributions	11,625,875	560,490
Net asset value of shares redeemed	(6,490,755)	(13,837,296)
Net increase (decrease) in net assets from capital share transactions	6,294,334	(11,624,014)
Net decrease in net assets	(4,221,554)	(2,009,025)
Net Assets
Beginning of year	55,796,291	57,805,316
End of year	$51,574,737	$55,796,291
Undistributed net investment income	$845,280	$736,770

See Accompanying Notes to Financial Statements.
16

Credit Suisse Trust — Large Cap Value Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2007	2006	2005	2004	2003
Per share data
Net asset value, beginning of year	$17.00	$14.38	$13.40	$12.10	$9.74
INVESTMENT OPERATIONS
Net investment income	0.24	0.23	0.11	0.12	0.09
Net gain on investments and foreign currency related items (both realized and unrealized)	0.08	2.54	0.98	1.25	2.35
Total from investment operations	0.32	2.77	1.09	1.37	2.44
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.24)	(0.15)	(0.11)	(0.07)	(0.08)
Distributions from net realized gains	(3.60)	—	—	—	—
Total dividends and distributions	(3.84)	—	—	—	—
Net asset value, end of year	$13.48	$17.00	$14.38	$13.40	$12.10
Total return[1]	1.79%	19.35%	8.14%	11.34%	25.16%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$51,575	$55,796	$57,805	$44,853	$29,536
Ratio of expenses to average net assets	0.81%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.55%	1.29%	1.03%	1.15%	0.97%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	—	0.06%	0.09%	0.14%	0.25%
Portfolio turnover rate	95%	143%	81%	53%	86%

1  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

See Accompanying Notes to Financial Statements.
17

Credit Suisse Trust — Large Cap Value Portfolio
Notes to Financial Statements
December 31, 2007

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers eight managed investment portfolios of which one, the Large Cap Value Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks long-term growth of capital and income. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of The Commonwealth of Massachusetts as a business trust on March 15, 1995.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed,

18

Credit Suisse Trust — Large Cap Value Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 2. Significant Accounting Policies

the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

B) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial

19

Credit Suisse Trust — Large Cap Value Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 2. Significant Accounting Policies

statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2007, total earnings from the Portfolio's investment in cash collateral received in connection with securities lending arrangements was $423,249, of which $401,009 was rebated to borrowers (brokers). The Portfolio retained $18,065 in income from the cash collateral investment, and SSB, as lending agent, was paid 4,175. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 0.50% of the Portfolio's average daily net assets. For the year ended December 31, 2007, investment advisory fees earned were $274,057.

20

Credit Suisse Trust — Large Cap Value Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Portfolio's average daily net assets. For the year ended December 31, 2007, co-administrative services fees earned by CSAMSI were $49,330.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2007, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $22,795.

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2007, Merrill was paid $15,249 for its services to the Portfolio.

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2007, and during the year ended December 31, 2007, the Portfolio had no borrowings under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2007, purchases and sales of investment securities (excluding short-term investments) were $51,692,599 and $55,682,477, respectively.

21

Credit Suisse Trust — Large Cap Value Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $0.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Shares sold	70,390	105,440
Shares issued in reinvestment of dividends	857,998	36,419
Shares redeemed	(384,581)	(878,987)
Net increase (decrease)	543,807	(737,128)

On December 31, 2007, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
2	96%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends and distributions paid during the years ended December 31, 2007 and 2006, respectively, for the Portfolio were as follows:

Ordinary Income		Long-Term Capital Gain
2007	2006	2007
$5,729,741	$560,490	$5,896,134

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales and deferral of post-October losses.

At December 31, 2007, the components of distributable earnings on a tax basis for the Portfolio were as follows:

Undistributed net investment income	$2,481,790
Accumulated net realized gain	1,050,238
Unrealized appreciation	4,179,005
Deferral of post-October currency losses	(815,250)
$6,895,783

22

Credit Suisse Trust — Large Cap Value Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 7. Federal Income Taxes

At December 31, 2007, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were: $59,376,420, $6,828,484, $(2,649,479) and $4,179,005, respectively.

At December 31, 2007, the Portfolio reclassified $7,145 from undistributed net investment income to accumulated net realized loss from investments, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions, prior return of capital adjustments on Real Estate Investment Trusts sold and dividends from Real Estate Investment Trusts reclassed from income to capital gains. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. During the period ended December 31, 2007, Management has adopted FIN 48.

23

Credit Suisse Trust — Large Cap Value Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 9. Recent Accounting Pronouncements

There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required in subsequent reports.

24

Credit Suisse Trust — Large Cap Value Portfolio
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Trust and Shareholders of
Credit Suisse Trust — Large Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Large Cap Value Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 25, 2008

25

Credit Suisse Trust — Large Cap Value Portfolio
Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement, the Board of Trustees, including the Independent Trustees, at a meeting held on November 13 and 14, 2007, considered the following factors with respect to the Large Cap Value Portfolio (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee rate of 0.50% ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse").

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Portfolio Performance

The Board received and considered the performance results of the Portfolio over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology

26

Credit Suisse Trust — Large Cap Value Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including any fee waivers or fee caps, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Portfolio, administrative and brokerage relationships with affiliates of Credit Suisse and benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

27

Credit Suisse Trust — Large Cap Value Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

Conclusions

In selecting Credit Suisse, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  The Contractual Advisory Fee was the second lowest in the Portfolio's Expense Group and the Board considered the fee to be reasonable.

•  The Portfolio's performance was above most of its peers in both the Performance Group and Performance Universe for most periods reviewed, but was below the median for the one-year period. The Board noted that changes in the Portfolio's investment strategies and portfolio management had gone into effect on December 1, 2006.

•  The Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse, and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the relatively small size of the Portfolio and the amount of the Contractual Advisory Fee, the Portfolio's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

28

Credit Suisse Trust — Large Cap Value Portfolio
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	35	Director of
Epoch Holding
Corporation (an
investment
management
and investment
advisory
services
company);
Director of The
Adams Express
Company (a
closed-end
investment
company);
Director of
Petroleum and
Resources
Corporation (a
closed-end
investment
					company).

Jeffrey E. Garten[2] Box 208200 New Haven, Connecticut 06520-8200 (1946)	Trustee, Nominating and Audit Committee Member	Since 1998	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	28	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Alcan, Inc. (smelting and refining of nonferrous metals company).

1   Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

2   Mr. Garten was initially appointed as a Trustee of the Trust on February 6, 1998. He resigned as Trustee on February 3, 2000 and was subsequently reappointed on December 21, 2000.

29

Credit Suisse Trust — Large Cap Value Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Peter F. Krogh SFS/ICC 702 Georgetown University Washington, DC 20057 (1937)	Trustee, Nominating and Audit Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	28	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Nominating Committee Chairman and Audit Committee Member	Trustee since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	35	Director of
iCAD, Inc.
(surgical and
medical
instruments and
apparatus
company);
Director of
Presstek, Inc.
(digital imaging
technologies
company);
Director of
Wood
Resources, LLC.
(plywood
manufacturing
					company).

Interested Trustee

Michael E. Kenneally[3] c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1954)	Trustee	Since 2004	Chairman and Global Chief Executive Officer of Credit Suisse from March 2003 to July 2005; Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003.	28	None

3   Mr. Kenneally is a Trustee who is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he was an officer of Credit Suisse within the last two fiscal years.

30

Credit Suisse Trust — Large Cap Value Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Lawrence D. Haber c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1951)	Chief Executive Officer and President	Since 2007	Managing Director and Chief Operating Officer of Credit Suisse; Member of Credit Suisse's Management Committee; Chief Financial Officer of Merrill Lynch Investment Managers from 1997 to 2003.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1965)	Treasurer	Since 2006	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

31

Credit Suisse Trust — Large Cap Value Portfolio
December 31, 2007 (unaudited)

Important Tax Information for Corporate Shareholders

Corporate Shareholders should note for the year ended December 31, 2007, the percentage of the Portfolio's investment income (i.e., net investment income plus short-term capital gains) that qualified for the intercorporate dividends received deduction is 20.57%.

Important Tax Information for Shareholders

During the year ended December 31, 2007, the Portfolio declared $5,896,134 in dividends that were designated as long-term capital gains dividends.

32

Credit Suisse Trust — Large Cap Value Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

33

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TRLCV-AR-1207

CREDIT SUISSE FUNDS

Annual Report

December 31, 2007

CREDIT SUISSE TRUST
■  MID-CAP CORE PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2007; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Mid-Cap Core Portfolio
Annual Investment Adviser's Report
December 31, 2007 (unaudited)

January 25, 2008

Dear Shareholder:

For the twelve months ended December 31, 2007, Credit Suisse Trust — Mid Cap Core Portfolio1 (the "Portfolio") had a gain of 11.68%, versus an increase of 7.98% for the Standard & Poor's MidCap 400 Index (S&P 400).2

Market Review: A challenging market on many fronts

For the year ended December 31, 2007, the benchmark S&P 400 Midcap Index returned 7.98% — outperforming the large-cap S&P 500 Index, which posted a 5.49% total return including dividends.

The U.S. Federal Reserve held its benchmark rate at 5.25% until September 2007 when the target federal funds rate was cut by 50 basis points to 4.75%, marking the first cut in four years. The Federal Reserve cut the target rate by another 25 basis points in October and again in December to 4.25%. The cuts were made in an effort to prevent some of the adverse effects on the overall economy from the depressed housing market and tighter lending conditions for both consumers and corporations.

The aggressive lending environment over the past few years led to a rise in mortgage defaults. U.S. home foreclosures rose 68% in November from a year earlier, according to data compiled by RealtyTrac Inc. As a result, the U.S. housing sector weakened significantly in 2007 as mortgage providers tightened their lending standards and some lenders went bankrupt. Home prices in 20 U.S. metropolitan areas dropped in October by the most in at least six years. Property values fell 6.1% from October 2006, according to the S&P/Case-Shiller home-price index.

The Chicago Board Options Exchange Volatility Index (VIX), a measure of expected stock market volatility, reached a five-year low in January 2007. However, market conditions changed rapidly in mid-2007 and the VIX reached a four-year high in November 2007 amid deteriorating conditions in the U.S. housing and credit markets.

Despite the housing market slowdown, the economy grew at a solid 4.9% annual rate in the third quarter of 2007. The personal consumption expenditures (PCE) price index, excluding food and energy, rose 2.2% year-over-year in November. The increase was the biggest since March 2007. The Fed watches the PCE price index for signs of inflation and its preferred range for this gauge is 1.0% to 2.0%.

1

Credit Suisse Trust — Mid-Cap Core Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

The labor market also showed signs of weakening in 2007. Non-farm payrolls rose 1.3 million in 2007, compared with gains of 2.3 million in 2006. The unemployment rate rose from 4.7% in November to 5.0% in December 2007, the highest level since November 2005. And, the Reuters/University of Michigan final index of consumer confidence dropped to 75.5 in December, the lowest since October 2005. The gauge has averaged 88 since monthly data were first compiled in 1978.

Strategic Review and Market Outlook: Potential for further rate cuts

The leading positive relative contributors to performance came from stock selection in materials, healthcare, and consumer discretionary. The largest detractors to performance came primarily from stock selection within the information technology sector, followed closely by consumer staples and financials.

The U.S. Federal Reserve anticipates economic growth will be "somewhat more sluggish" than the 1.8% – 2.5% they had projected for 2008. And, Fed policy makers also expect core inflation to "trend down a bit over the next few years."

The Federal Reserve on January 22, 2008 took significant action between scheduled meetings by cutting rates 75 basis points to 3.50%. The Fed cited the weakening economic outlook and increasing downside risks to growth.

The Fed is scheduled to meet next on January 30 to discuss interest rates. Based on interest-rate futures on January 25, traders expect policy makers to further lower the target rate for overnight lending by 50 to 75 basis points.

In our opinion, U.S. housing markets may remain weak through the first half of 2008. Additionally, expectations for U.S. stock market volatility, as measured by the VIX Index, are for levels above historical averages. The pace of mergers and acquisitions by private equity firms isn't expected to reach the level seen in the first half of 2007, as the availability of debt financing has lessened significantly.

The Credit Suisse Quantitative Equities Group

Jordan Low
Eric Leng
Todd Jablonski

2

Credit Suisse Trust — Mid-Cap Core Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Investing in small to medium-sized companies may be more volatile and less liquid than investments in larger companies.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

3

Credit Suisse Trust — Mid-Cap Core Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — Mid Cap Core Portfolio1, the Russell 2500TM
Growth Index3,5, the Russell MidCap® Growth Index4,5 and
the S&P MidCap 400 Index2,5 from Inception (09/13/99).

4

Credit Suisse Trust — Mid-Cap Core Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Average Annual Returns as of December 31, 20071

1 Year	5 Years	Since Inception
11.68%	14.58%	5.14%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The S&P MidCap 400 Index is an unmanaged market-weighted index composed of 400 U.S. stocks selected on the basis of market capitalization, liquidity and industry group representation and is a registered trademark of The McGraw-Hill Co., Inc. The S&P MidCap 400 Index became the Portfolio's benchmark index on December 1, 2006 in connection with its change in investment strategy. Investors cannot invest directly in an index.

3  The Russell 2500TM Growth Index measures the performance of those companies in the Russell 2500TM Index with higher price-to-book ratios and higher forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

4  The Russell MidCap® Growth Index measures the performance of those companies in the Russell MidCap® Index with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

5  Performance for the benchmark is not available for the period beginning September 13, 1999 (commencement of operations). For that reason, performance is shown for the period beginning September 1, 1999.

5

Credit Suisse Trust — Mid-Cap Core Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2007.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

6

Credit Suisse Trust — Mid-Cap Core Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended December 31, 2007

Actual Portfolio Return
Beginning Account Value 7/1/07	$1,000.00
Ending Account Value 12/31/07	$1,003.30
Expenses Paid per $1,000*	$6.67
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/07	$1,000.00
Ending Account Value 12/31/07	$1,018.55
Expenses Paid per $1,000*	$6.72
Annualized Expense Ratios*	1.32%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

7

Credit Suisse Trust — Mid-Cap Core Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

8

Credit Suisse Trust — Mid-Cap Core Portfolio
Schedule of Investments
December 31, 2007

	Number of Shares	Value
COMMON STOCKS (100.2%)
Aerospace & Defense (2.3%)
Alliant Techsystems, Inc.*§	2,000	$227,520
Goodrich Corp.§	1,800	127,098
L-3 Communications Holdings, Inc.	700	74,158
Precision Castparts Corp.§	900	124,830
Rockwell Collins, Inc.	1,100	79,167
		632,773
Airlines (0.2%)
AMR Corp.*§	900	12,627
Continental Airlines, Inc. Class B*§	900	20,025
US Airways Group, Inc.*§	900	13,239
		45,891
Auto Components (1.0%)
Autoliv, Inc.§	400	21,084
BorgWarner, Inc.§	2,200	106,502
Lear Corp.*	4,700	130,002
		257,588
Banks (2.3%)
Bank of Hawaii Corp.	1,300	66,482
Cathay General Bancorp§	2,100	55,629
City National Corp.§	1,000	59,550
Colonial BancGroup, Inc.§	5,600	75,824
East West Bancorp, Inc.§	1,900	46,037
Huntington Bancshares, Inc.§	1,700	25,092
KeyCorp§	1,200	28,140
South Financial Group, Inc.§	1,700	26,571
Sovereign Bancorp, Inc.	2,200	25,080
SVB Financial Group*§	1,900	95,760
Synovus Financial Corp.	2,300	55,384
Webster Financial Corp.§	1,400	44,758
Zions Bancorporation§	600	28,014
		632,321
Beverages (0.5%)
Pepsi Bottling Group, Inc.	1,400	55,244
PepsiAmericas, Inc.§	2,200	73,304
		128,548
Biotechnology (3.3%)
Alexion Pharmaceuticals, Inc.*§	1,600	120,048
BioMarin Pharmaceutical, Inc.*§	3,700	130,980
Charles River Laboratories International, Inc.*§	1,600	105,280
Gen-Probe, Inc.*	1,200	75,516
Invitrogen Corp.*§	2,800	261,548
Millennium Pharmaceuticals, Inc.*§	7,900	118,342
OSI Pharmaceuticals, Inc.*§	1,600	77,616
		889,330

See Accompanying Notes to Financial Statements.
9

Credit Suisse Trust — Mid-Cap Core Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Building Products (0.2%)
Crane Co.	1,200	$51,480
Chemicals (4.0%)
Celanese Corp. Class A	3,400	143,888
CF Industries Holdings, Inc.§	2,600	286,156
Cytec Industries, Inc.	1,000	61,580
Ecolab Inc.	500	25,605
Ferro Corp.	1,000	20,730
FMC Corp.§	1,800	98,190
Lubrizol Corp.	2,100	113,736
Minerals Technologies, Inc.§	500	33,475
Mosaic Co.*	2,800	264,152
Olin Corp.§	1,700	32,861
		1,080,373
Commercial Services & Supplies (4.7%)
Alliance Data Systems Corp.*§	1,800	134,982
Apollo Group, Inc. Class A*§	1,800	126,270
Bally Technologies, Inc.*§	1,800	89,496
CSG Systems International, Inc.*§	2,500	36,800
DeVry, Inc.	1,400	72,744
DST Systems, Inc.*§	1,300	107,315
Dun & Bradstreet Corp.§	1,400	124,082
Herman Miller, Inc.	1,500	48,585
ITT Educational Services, Inc.*§	2,300	196,121
Manpower, Inc.§	1,100	62,590
Republic Services, Inc.	4,000	125,400
Sotheby's§	1,600	60,960
Strayer Education, Inc.§	300	51,174
Total System Services, Inc.§	1,100	30,800
		1,267,319
Communications Equipment (1.9%)
CommScope, Inc.*§	2,600	127,946
Harris Corp.	3,700	231,916
Juniper Networks, Inc.*	4,000	132,800
Plantronics, Inc.§	1,200	31,200
		523,862
Computers & Peripherals (1.7%)
NCR Corp.*§	4,400	110,440
NVIDIA Corp.*	3,549	120,737
Seagate Technology	1,000	25,500
Teradata Corp.*	600	16,446
Western Digital Corp.*§	6,100	184,281
		457,404

See Accompanying Notes to Financial Statements.
10

Credit Suisse Trust — Mid-Cap Core Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Construction & Engineering (2.0%)
Fluor Corp.	900	$131,148
Foster Wheeler, Ltd.*	800	124,016
Jacobs Engineering Group, Inc.*	1,400	133,854
McDermott International, Inc.*	1,000	59,030
Shaw Group, Inc.*§	1,700	102,748
		550,796
Containers & Packaging (0.3%)
Owens-Illinois, Inc.*	600	29,700
Packaging Corp. of America	2,200	62,040
		91,740
Distributor (0.1%)
WESCO International, Inc.*§	600	23,784
Diversified Financials (3.6%)
AmeriCredit Corp.*§	2,700	34,533
Ameriprise Financial, Inc.	400	22,044
BlackRock, Inc.§	500	108,400
Broadridge Financial Solutions, Inc.	3,300	74,019
Eaton Vance Corp.§	3,500	158,935
Federated Investors, Inc. Class B§	600	24,696
Greenhill & Company, Inc.§	400	26,592
IntercontinentalExchange Inc.*	100	19,250
MF Global, Ltd.*§	1,900	59,793
Morningstar, Inc.*§	700	54,425
Nasdaq Stock Market, Inc.*§	4,400	217,756
SEI Investments Co.§	2,100	67,557
T. Rowe Price Group, Inc.§	400	24,352
Waddell & Reed Financial, Inc. Class A	2,000	72,180
		964,532
Diversified Telecommunication Services (0.4%)
Cincinnati Bell, Inc.*§	5,800	27,550
Embarq Corp.	500	24,765
NeuStar, Inc. Class A*§	1,700	48,756
		101,071
Electric Utilities (5.4%)
Alliant Energy Corp.§	2,700	109,863
CenterPoint Energy, Inc.§	7,500	128,475
Constellation Energy Group	1,300	133,289
DPL, Inc.§	2,700	80,055
Edison International§	2,400	128,088
Energy East Corp.	3,600	97,956
Entergy Corp.	1,200	143,424
Mirant Corp.*§	3,400	132,532
Northeast Utilities	3,600	112,716
NRG Energy, Inc.*§	3,200	138,688
PPL Corp.§	2,500	130,225
Reliant Energy, Inc.*	5,100	133,824
		1,469,135

See Accompanying Notes to Financial Statements.
11

Credit Suisse Trust — Mid-Cap Core Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Electrical Equipment (1.7%)
Energizer Holdings, Inc.*§	1,900	$213,047
General Cable Corp.*§	400	29,312
Hubbell, Inc. Class B	1,400	72,240
Rockwell Automation, Inc.§	400	27,584
SunPower Corp. Class A*§	400	52,156
Thomas & Betts Corp.*	1,200	58,848
		453,187
Electronic Equipment & Instruments (3.6%)
Amphenol Corp. Class A§	4,300	199,391
Arrow Electronics, Inc.*§	3,700	145,336
Avnet, Inc.*§	5,100	178,347
Intersil Corp. Class A	3,300	80,784
Mettler-Toledo International, Inc.*	700	79,660
Molex, Inc.§	1,100	30,030
Varian, Inc.*	2,300	150,190
Waters Corp.*	1,400	110,698
		974,436
Energy Equipment & Services (4.2%)
Cameron International Corp.*	5,200	250,276
Diamond Offshore Drilling, Inc.§	1,000	142,000
FMC Technologies, Inc.*§	3,000	170,100
Global Industries, Ltd.*	1,800	38,556
Grant Prideco, Inc.*§	3,500	194,285
Helmerich & Payne, Inc.	3,200	128,224
Smith International, Inc.	400	29,540
Superior Energy Services, Inc.*	2,000	68,840
Tidewater, Inc.	1,800	98,748
		1,120,569
Food & Drug Retailing (1.2%)
SUPERVALU, Inc.	1,100	41,272
Terra Industries, Inc.*§	5,700	272,232
		313,504
Food Products (1.4%)
Bunge, Ltd.	700	81,487
Herbalife, Ltd.§	1,100	44,308
Hormel Foods Corp.§	3,100	125,488
Pilgrim's Pride Corp.§	1,500	43,425
Sara Lee Corp.	3,300	52,998
Sensient Technologies Corp.§	1,100	31,108
		378,814
Gas Utilities (2.5%)
Energen Corp.	3,800	244,074
MDU Resources Group, Inc.	4,300	118,723
National Fuel Gas Co.§	2,000	93,360
Southwestern Energy Co.*	4,100	228,452
		684,609

See Accompanying Notes to Financial Statements.
12

Credit Suisse Trust — Mid-Cap Core Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Healthcare Equipment & Supplies (6.5%)
Beckman Coulter, Inc.§	1,500	$109,200
DENTSPLY International, Inc.§	3,600	162,072
Hologic, Inc.*§	4,800	329,472
Intuitive Surgical, Inc.*§	1,500	486,750
Kinetic Concepts, Inc.*§	3,000	160,680
Mine Safety Appliances Co.§	700	36,309
ResMed, Inc.*	4,700	246,891
Varian Medical Systems, Inc.*	1,000	52,160
Ventana Medical Systems, Inc.*	1,900	165,737
		1,749,271
Healthcare Providers & Services (3.6%)
AmerisourceBergen Corp.§	300	13,461
Apria Healthcare Group, Inc.*	1,000	21,570
Covance, Inc.*	1,500	129,930
Henry Schein, Inc.*	2,100	128,940
Humana, Inc.*	2,700	203,337
Kindred Healthcare, Inc.*§	2,800	69,944
LifePoint Hospitals, Inc.*§	1,400	41,636
Pharmaceutical Product Development, Inc.	2,400	96,888
Tenet Healthcare Corp.*§	7,400	37,592
VCA Antech, Inc.*	2,100	92,883
WellCare Health Plans, Inc.*§	3,300	139,953
		976,134
Hotels, Restaurants & Leisure (1.0%)
Chipotle Mexican Grill, Inc. Class A*§	1,000	147,070
Darden Restaurants, Inc.	700	19,397
Ruby Tuesday, Inc.§	1,300	12,675
Yum! Brands, Inc.§	2,200	84,194
		263,336
Household Durables (1.1%)
American Greetings Corp. Class A§	1,400	28,420
Blyth, Inc.§	1,100	24,134
Centex Corp.§	1,300	32,838
Garmin, Ltd.	200	19,400
KB Home§	1,300	28,080
Lennar Corp. Class A§	1,700	30,413
NVR, Inc.*§	100	52,400
Pulte Homes, Inc.§	2,700	28,458
Tupperware Brands Corp.§	1,600	52,848
		296,991
Household Products (0.3%)
Church & Dwight Company, Inc.§	1,500	81,105

See Accompanying Notes to Financial Statements.
13

Credit Suisse Trust — Mid-Cap Core Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Industrial Conglomerates (0.9%)
KBR, Inc.*§	4,100	$159,080
Textron Inc.	1,200	85,560
		244,640
Insurance (4.9%)
Allied World Assurance Holdings, Ltd.	600	30,102
Ambac Financial Group, Inc.§	3,300	85,041
American Financial Group, Inc.§	1,800	51,984
Aon Corp.§	1,100	52,459
Arch Capital Group, Ltd.*	400	28,140
Assurant, Inc.§	800	53,520
Axis Capital Holdings, Ltd.§	1,500	58,455
CNA Financial Corp.§	1,500	50,580
Endurance Specialty Holdings, Ltd.§	700	29,211
Everest Re Group, Ltd.	1,700	170,680
Fidelity National Financial, Inc. Class A§	5,200	75,972
HCC Insurance Holdings, Inc.	2,700	77,436
Mercury General Corp.	800	39,848
MGIC Investment Corp.§	1,300	29,159
Nationwide Financial Services, Inc. Class A	600	27,006
PartnerRe, Ltd.	300	24,759
PMI Group, Inc.§	3,900	51,792
Protective Life Corp.	1,700	69,734
Radian Group, Inc.§	4,700	54,896
RenaissanceRe Holdings, Ltd.§	500	30,120
SAFECO Corp.§	1,000	55,680
Transatlantic Holdings, Inc.§	400	29,068
Unum Group	1,100	26,169
W.R. Berkley Corp.	3,900	116,259
		1,318,070
Internet & Catalog Retail (0.2%)
Global Sources, Ltd.*§	2,310	65,188
Internet Software & Services (0.7%)
McAfee, Inc.*	3,800	142,500
ValueClick, Inc.*§	2,400	52,560
		195,060
IT Consulting & Services (0.2%)
Computer Sciences Corp.*§	1,000	49,470
Leisure Equipment & Products (0.6%)
Callaway Golf Co.§	1,800	31,374
Hasbro, Inc.§	1,000	25,580
Marvel Entertainment, Inc.*§	900	24,039
Polaris Industries, Inc.§	1,800	85,986
		166,979

See Accompanying Notes to Financial Statements.
14

Credit Suisse Trust — Mid-Cap Core Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Machinery (5.2%)
AGCO Corp.*§	5,200	$353,496
Cummins, Inc.§	1,100	140,107
Eaton Corp.	300	29,085
Flowserve Corp.	1,600	153,920
Gardner Denver, Inc.*	800	26,400
Harsco Corp.§	2,000	128,140
Joy Global, Inc.§	2,500	164,550
Kennametal, Inc.	1,800	68,148
Manitowoc Company, Inc.	2,800	136,724
Parker Hannifin Corp.	350	26,358
SPX Corp.§	1,800	185,130
		1,412,058
Marine (0.2%)
Overseas Shipholding Group, Inc.	700	52,101
Media (0.8%)
E.W. Scripps Co. Class A§	600	27,006
Harte-Hanks, Inc.§	1,100	19,030
Interactive Data Corp.§	1,700	56,117
Netflix, Inc.*§	1,300	34,606
Scholastic Corp.*	2,100	73,269
		210,028
Metals & Mining (3.6%)
Cleveland-Cliffs, Inc.§	2,700	272,160
Consol Energy Inc.	400	28,608
Freeport-McMoRan Copper & Gold, Inc.	2,100	215,124
Massey Energy Co.§	1,500	53,625
Steel Dynamics, Inc.§	3,600	214,452
United States Steel Corp.	1,500	181,365
		965,334
Multi-Utilities (0.4%)
Questar Corp.	2,000	108,200
Multiline Retail (1.2%)
Big Lots, Inc.*§	3,300	52,767
BJ's Wholesale Club, Inc.*§	3,100	104,873
Dollar Tree Stores, Inc.*§	2,300	59,616
Nordstrom, Inc.§	800	29,384
Saks, Inc.*§	3,500	72,660
		319,300

See Accompanying Notes to Financial Statements.
15

Credit Suisse Trust — Mid-Cap Core Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Oil & Gas (7.2%)
Bill Barrett Corp.*§	1,500	$62,805
Cabot Oil & Gas Corp.	700	28,259
Cimarex Energy Co.§	4,000	170,120
Continental Resources, Inc.*§	2,200	57,486
Denbury Resources, Inc.*§	5,600	166,600
Equitable Resources, Inc.§	2,900	154,512
Frontier Oil Corp.§	3,200	129,856
Frontline, Ltd.§	600	28,800
Hess Corp.§	2,100	211,806
Holly Corp.	600	30,534
Murphy Oil Corp.§	1,100	93,324
Newfield Exploration Co.*	3,100	163,370
Noble Energy, Inc.§	2,400	190,848
Plains Exploration & Production Co.*	2,700	145,800
Sunoco, Inc.	400	28,976
Tesoro Corp.§	600	28,620
Transocean, Inc.*	1,018	145,727
W&T Offshore, Inc.§	2,800	83,888
Western Refining, Inc.§	1,000	24,210
		1,945,541
Paper & Forest Products (0.5%)
Potlatch Corp.§	900	39,996
Rayonier, Inc.§	1,800	85,032
		125,028
Pharmaceuticals (0.7%)
King Pharmaceuticals, Inc.*§	3,900	39,936
Par Pharmaceutical Cos, Inc.*	3,400	81,600
Perrigo Co.§	1,800	63,018
		184,554
Real Estate (2.5%)
Apartment Investment & Management Co. Class A§	1,000	34,730
Brandywine Realty Trust	1,100	19,723
Duke Realty Corp.	2,500	65,200
First Industrial Realty Trust, Inc.§	700	24,220
General Growth Properties, Inc.	600	24,708
Hospitality Properties Trust	2,200	70,884
HRPT Properties Trust	2,900	22,417
Jones Lang LaSalle, Inc.§	1,300	92,508
Liberty Property Trust§	1,400	40,334
Macerich Co.	1,700	120,802
Mack-Cali Realty Corp.	1,600	54,400
ProLogis	900	57,042
Weingarten Realty Investors§	1,800	56,592
		683,560

See Accompanying Notes to Financial Statements.
16

Credit Suisse Trust — Mid-Cap Core Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Road & Rail (0.1%)
CSX Corp.	600	$26,388
Semiconductor Equipment & Products (2.6%)
Analog Devices, Inc.§	800	25,360
Cypress Semiconductor Corp.*	4,500	162,135
First Solar, Inc.*§	300	80,142
Lam Research Corp.*§	3,200	138,336
MEMC Electronic Materials, Inc.*	2,400	212,376
National Semiconductor Corp.	2,200	49,808
Semtech Corp.*§	1,300	20,176
		688,333
Software (1.3%)
Autodesk, Inc.*	1,200	59,712
BMC Software, Inc.*§	1,500	53,460
CA, Inc.§	1,000	24,950
Cadence Design Systems, Inc.*	4,800	81,648
Salesforce.com, Inc.*§	500	31,345
Sybase, Inc.*§	2,000	52,180
Synopsys, Inc.*	2,300	59,639
		362,934
Specialty Retail (3.6%)
Abercrombie & Fitch Co. Class A§	800	63,976
Advance Auto Parts, Inc.§	4,600	174,754
Aeropostale, Inc.*§	3,200	84,800
AnnTaylor Stores Corp.*§	1,500	38,340
AutoZone, Inc.*§	900	107,919
Copart, Inc.*	1,700	72,335
GameStop Corp. Class A*	3,700	229,807
Gap, Inc.	1,200	25,536
Men's Wearhouse, Inc.§	1,300	35,074
Tiffany & Co.§	2,000	92,060
United Rentals, Inc.*	1,800	33,048
		957,649
Textiles & Apparel (0.5%)
Fossil, Inc.*§	1,300	54,574
Jones Apparel Group, Inc.§	1,400	22,386
Warnaco Group, Inc.*§	1,800	62,640
		139,600
Tobacco (0.5%)
Loews Corp. Carolina Group	600	51,180
Universal Corp.§	1,700	87,074
		138,254
Trading Companies & Distributors (0.2%)
Fastenal Co.§	1,600	64,672

See Accompanying Notes to Financial Statements.
17

Credit Suisse Trust — Mid-Cap Core Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Wireless Telecommunication Services (0.6%)
Telephone and Data Systems, Inc.	2,600	$162,760
TOTAL COMMON STOCKS (Cost $24,692,113)		27,045,604
SHORT-TERM INVESTMENT (29.3%)
State Street Navigator Prime Portfolio§§ (Cost $7,887,466)	7,887,466	7,887,466
TOTAL INVESTMENTS AT VALUE (129.5%) (Cost $32,579,579)		34,933,070
LIABILITIES IN EXCESS OF OTHER ASSETS (-29.5%)		(7,948,152)
NET ASSETS (100.0%)		$26,984,918

*  Non-income producing security.

§  Security or portion thereof is out on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.
18

Credit Suisse Trust — Mid-Cap Core Portfolio
Statement of Assets and Liabilities
December 31, 2007

Assets
Investments at value, including collateral for securities on loan of $7,887,466 (Cost $32,579,579) (Note 2)	$34,933,070[1]
Cash	13,955
Dividend and interest receivable	22,662
Prepaid expenses and other assets	4,518
Total Assets	34,974,205
Liabilities
Advisory fee payable (Note 3)	6,683
Administrative services fee payable (Note 3)	2,753
Payable upon return of securities loaned (Note 2)	7,887,466
Payable for portfolio shares redeemed	24,034
Trustees' fee payable	804
Other accrued expenses payable	67,547
Total Liabilities	7,989,287
Net Assets
Capital stock, $0.001 par value (Note 6)	5,258
Paid-in capital (Note 6)	29,757,631
Undistributed net investment income	1,360
Accumulated net realized loss on investments and futures contracts	(5,132,822)
Net unrealized appreciation from investments	2,353,491
Net Assets	$26,984,918
Shares outstanding	1,798,350
Net asset value, offering price, and redemption price per share	$15.01

1  Including $7,709,466 of securities on loan.

See Accompanying Notes to Financial Statements.
19

Credit Suisse Trust — Mid-Cap Core Portfolio
Statement of Operations
For the Year Ended December 31, 2007

Investment Income (Note 2)
Dividends	$268,104
Interest	8,371
Securities lending	19,414
Total investment income	295,889
Expenses
Investment advisory fees (Note 3)	203,735
Administrative services fees (Note 3)	49,464
Printing fees (Note 3)	33,649
Custodian fees	25,574
Trustees' fees	19,855
Audit and tax fees	19,041
Legal fees	16,728
Transfer agent fees	2,853
Insurance expense	1,402
Commitment fees (Note 4)	732
Total expenses	373,033
Less: fees waived (Note 3)	(9,513)
Net expenses	363,520
Net investment loss	(67,631)
Net Realized and Unrealized Gain (Loss) from Investments and Futures Contracts
Net realized gain from investments	1,194,134
Net realized loss from futures contracts	(15,055)
Net change in unrealized appreciation (depreciation) from investments	2,173,297
Net change in unrealized appreciation (depreciation) from futures contracts	18,780
Net realized and unrealized gain from investments and futures contracts	3,371,156
Net increase in net assets resulting from operations	$3,303,525

See Accompanying Notes to Financial Statements.
20

Credit Suisse Trust — Mid-Cap Core Portfolio
Statements of Changes in Net Assets

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
From Operations
Net investment loss	$(67,631)	$(89,558)
Net realized gain from investments and futures contracts	1,179,079	6,586,886
Net change in unrealized appreciation (depreciation) from investments and futures contracts	2,192,077	(5,910,101)
Net increase in net assets resulting from operations	3,303,525	587,227
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	658,389	611,444
Net asset value of shares redeemed	(7,473,324)	(8,361,205)
Net decrease in net assets from capital share transactions	(6,814,935)	(7,749,761)
Net decrease in net assets	(3,511,410)	(7,162,534)
Net Assets
Beginning of year	30,496,328	37,658,862
End of year	$26,984,918	$30,496,328
Undistributed net investment income	$1,360	$4,159

See Accompanying Notes to Financial Statements.
21

Credit Suisse Trust — Mid-Cap Core Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2007	2006	2005	2004	2003
Per share data
Net asset value, beginning of year	$13.44	$13.19	$12.33	$10.90	$7.60
INVESTMENT OPERATIONS
Net investment loss	(0.04)	(0.04)	(0.10)	(0.11)	(0.08)
Net gain on investments and futures contracts (both realized and unrealized)	1.61	0.29	0.96	1.54	3.38
Total from investment operations	1.57	0.25	0.86	1.43	3.30
Net asset value, end of year	$15.01	$13.44	$13.19	$12.33	$10.90
Total return[1]	11.68%	1.90%	6.97%	13.12%	43.42%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$26,985	$30,496	$37,659	$42,452	$41,569
Ratio of expenses to average net assets	1.25%	1.21%	1.25%	1.25%	1.25%
Ratio of net investment loss to average net assets	(0.23)%	(0.26)%	(0.70)%	(0.87)%	(0.90)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.03%	0.13%	0.12%	0.08%	0.14%
Portfolio turnover rate	232%	140%	95%	124%	73%

1  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

See Accompanying Notes to Financial Statements.
22

Credit Suisse Trust — Mid-Cap Core Portfolio
Notes to Financial Statements
December 31, 2007

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers eight managed investment portfolios of which one, the Mid-Cap Core Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks maximum capital appreciation. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of The Commonwealth of Massachusetts as a business trust on March 15, 1995.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

23

Credit Suisse Trust — Mid-Cap Core Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 2. Significant Accounting Policies

B) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

D) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

E) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

F) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

G) FUTURES — The Portfolio may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed.

24

Credit Suisse Trust — Mid-Cap Core Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 2. Significant Accounting Policies

When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contracts. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit and subsequent payments required for a futures transaction. At December 31, 2007, the Portfolio had no open futures contracts.

H) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2007, total earnings from the Portfolio's investment in cash collateral received in connection with securities lending arrangements was $420,544, of which $396,660 was rebated to borrowers (brokers). The Portfolio retained $19,414 in income from the cash collateral investment, and SSB, as lending agent, was paid $4,470. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 0.70% of the Portfolio's average daily net assets. For the year ended December 31, 2007, investment advisory fees earned and voluntarily waived were $203,735 and $9,513, respectively. Credit Suisse will not recapture from the Portfolio any fees it waived during the fiscal year ended

25

Credit Suisse Trust — Mid-Cap Core Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 3. Transactions with Affiliates and Related Parties

December 31, 2007. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Portfolio's average daily net assets. For the year ended December 31, 2007, co-administrative services fees earned by CSAMSI were $26,194.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2007, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $23,270.

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2007, Merrill was paid $13,084 for its services to the Portfolio.

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2007, and during the year ended December 31, 2007, the Portfolio had no borrowings under the Credit Facility.

26

Credit Suisse Trust — Mid-Cap Core Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2007, purchases and sales of investment securities (excluding short-term investments) were $66,862,605 and $72,658,149, respectively.

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $0.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Shares sold	44,882	45,845
Shares redeemed	(516,029)	(631,109)
Net decrease	(471,147)	(585,264)

On December 31, 2007, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
1	95%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax basis of components of distributable earnings differs from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to outstanding wash sale deferrals, unused capital loss carryforwards and return of capital on Real Estate Investment Trusts.

At December 31, 2007, the components of distributable earnings on a tax basis for the Portfolio were as follows:

Accumulated net realized loss	$(4,962,268)
Unrealized appreciation	2,184,297
$(2,777,971)

27

Credit Suisse Trust — Mid-Cap Core Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 7. Federal Income Taxes

At December 31, 2007, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31,
2009	2010
$896,376	$4,065,892

During the tax year ended December 31, 2007, the Portfolio utilized $1,384,329 of the capital loss carryforwards.

It is uncertain whether the Portfolio will be able to realize the full benefit of these losses prior to expiration.

At December 31, 2007, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were: $32,748,776, $3,328,869, $(1,144,575) and $2,184,294, respectively.

At December 31, 2007, the Portfolio reclassified $64,832 to undistributed net investment income and $15,914 to accumulated net realized loss from paid in capital, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of net operating losses and dividends received from Real Estate Investment Trusts. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the

28

Credit Suisse Trust — Mid-Cap Core Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 9. Recent Accounting Pronouncements

financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. During the period ended December 31, 2007, Management has adopted FIN 48. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required in subsequent reports.

29

Credit Suisse Trust — Mid-Cap Core Portfolio
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Trust and Shareholders of
Credit Suisse Trust — Mid-Cap Core Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid-Cap Core Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 25, 2008

30

Credit Suisse Trust — Mid-Cap Core Portfolio
Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement, the Board of Trustees, including the Independent Trustees, at a meeting held on November 13 and 14, 2007, considered the following factors with respect to the Mid-Cap Core Portfolio (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee of 0.70% ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse").

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Portfolio Performance

The Board received and considered the performance results of the Portfolio over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology

31

Credit Suisse Trust — Mid-Cap Core Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Portfolio, administrative and brokerage relationships with affiliates of Credit Suisse and benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

32

Credit Suisse Trust — Mid-Cap Core Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

Conclusions

In selecting Credit Suisse, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  Although the actual combined management and co-administration fees were above the median of the Portfolio's Expense Group, the Contractual Advisory Fee was below the median and the Board considered the fee to be reasonable.

•  The Portfolio's performance was below most of its peers in its Performance Group and Performance Universe for all of the periods reviewed. The Board noted that changes in the Portfolio's investment strategies and portfolio management had gone into effect on December 1, 2006 and that it would continue to monitor steps undertaken by Credit Suisse to improve performance.

•  Aside from performance (as described above), the Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the relatively small size of the Portfolio and the amount of the Contractual Advisory Fee, the Portfolio's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

33

Credit Suisse Trust — Mid-Cap Core Portfolio
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Director/ Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	35	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company).

Jeffrey E. Garten[2] Box 208200 New Haven, Connecticut 06520-8200 (1946)	Trustee, Nominating and Audit Committee Member	Since Portfolio Inception	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	28	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Alcan, Inc. (smelting and refining of nonferrous metals company).

1  Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

2  Mr. Garten was initially appointed as a Trustee of the Trust at inception. He resigned as Trustee on February 3, 2000 and was subsequently reappointed on December 21, 2000.

34

Credit Suisse Trust — Mid-Cap Core Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Director/ Trustee
Independent Trustees

Peter F. Krogh SFS/ICC 702 Georgetown University Washington, DC 20057 (1937)	Trustee Nominating and Audit Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	28	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Nominating Committee Chairman and Audit Committee Member	Trustee since Portfolio Inception and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	35	Director of iCAD, Inc. (surgical and medical instruments and
					apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company).

Interested Trustee

Michael E. Kenneally [3] c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1954)	Trustee	Since 2004	Chairman and Global Chief Executive Officer of Credit Suisse from March 2003 to July 2005; Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003.	28	None

3  Mr. Kenneally is a Trustee who is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he was an officer of Credit Suisse within the last two fiscal years.

35

Credit Suisse Trust — Mid-Cap Core Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Fund	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

Lawrence D. Haber c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1951)	Chief Executive Officer and President	Since 2007	Managing Director and Chief Operating Officer of Credit Suisse; Member of Credit Suisse's Management Committee; Chief Financial Officer of Merrill Lynch Investment Managers from 1997 to 2003.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since Portfolio Inception	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1965)	Treasurer	Since 2006	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

36

Credit Suisse Trust — Mid-Cap Core Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

37

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TRMCC-AR-1207

CREDIT SUISSE FUNDS

Annual Report

December 31, 2007

CREDIT SUISSE TRUST
■  SMALL CAP CORE I PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2007; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Small Cap Core I Portfolio
Annual Investment Adviser's Report
December 31, 2007 (unaudited)

January 25, 2008

Dear Shareholder:

For the twelve months ended December 31, 2007, Credit Suisse Trust — Small Cap Core I Portfolio (the "Portfolio") had a loss of -0.83%, versus a negative total return of 0.30% for the S&P SmallCap 600 Index.1

Market Review: A challenging market on many fronts

For the year ended December 31, 2007, the benchmark S&P SmallCap 600 Index had a negative total return of 0.30% in 2007. That compares with the large-cap S&P 500 Index posting a 5.49% total return including dividends.

The U.S. Federal Reserve held its benchmark rate at 5.25% until September 2007 when the target federal funds rate was cut by 50 basis points to 4.75%, marking the first cut in four years. The Federal Reserve cut the target rate by another 25 basis points in October and again in December to 4.25%. The cuts were made in an effort to prevent some of the adverse effects on the overall economy from the depressed housing market and tighter lending conditions for both consumers and corporations.

The aggressive lending environment over the past few years led to a rise in mortgage defaults. U.S. home foreclosures rose 68% in November from a year earlier, according to data compiled by RealtyTrac Inc. As a result, the U.S. housing sector weakened significantly in 2007 as mortgage providers tightened their lending standards and some lenders went bankrupt. Home prices in 20 U.S. metropolitan areas dropped in October by the most in at least six years. Property values fell 6.1% from October 2006, according to the S&P/Case-Shiller home-price index.

The Chicago Board Options Exchange Volatility Index (VIX), a measure of expected stock market volatility, reached a five-year low in January 2007. However, market conditions changed rapidly in mid-2007 and the VIX reached a four-year high in November 2007 amid deteriorating conditions in the U.S. housing and credit markets.

Despite the housing market slowdown, the economy grew at a solid 4.9% annual rate in the third quarter of 2007. The personal consumption expenditures (PCE) price index, excluding food and energy, rose 2.2% year-over-year in November. The increase was the biggest since March 2007. The Fed watches the PCE price index for signs of inflation and its preferred range for this gauge is 1.0% to 2.0%.

1

Credit Suisse Trust — Small Cap Core I Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

The labor market also showed signs of weakening in 2007. Non-farm payrolls rose 1.3 million in 2007, compared with gains of 2.3 million in 2006. The unemployment rate rose from 4.7% in November to 5.0% in December 2007, the highest level since November 2005. And, the Reuters/University of Michigan final index of consumer confidence dropped to 75.5 in December, the lowest since October 2005. The gauge has averaged 88 since monthly data were first compiled in 1978.

Strategic Review and Market Outlook: Potential for further rate cuts

The leading positive relative contributors to performance came from stock selection in materials, consumer discretionary, and telecommunication services. The largest detractors to performance came primarily from stock selection within the information technology sector, followed closely by financials and energy.

The U.S. Federal Reserve anticipates economic growth will be "somewhat more sluggish" than the 1.8% – 2.5% they had projected for 2008. And, Fed policy makers also expect core inflation to "trend down a bit over the next few years."

The Federal Reserve on January 22, 2008 took significant action between scheduled meetings by cutting rates 75 basis points to 3.50%. The Fed cited the weakening economic outlook and increasing downside risks to growth.

The Fed is scheduled to meet next on January 30 to discuss interest rates. Based on interest-rate futures on January 25, traders expect policy makers to further lower the target rate for overnight lending by 50 to 75 basis points.

In our opinion, U.S. housing markets may remain weak through the first half of 2008. Additionally, expectations for U.S. stock market volatility, as measured by the VIX Index, are for levels above historical averages. The pace of mergers and acquisitions by private equity firms isn't expected to reach the level seen in the first half of 2007, as the availability of debt financing has lessened significantly.

The Credit Suisse Quantitative Equities Group

Jordan Low
Eric Leng
Todd Jablonski

2

Credit Suisse Trust — Small Cap Core I Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Because of the nature of the Portfolio's investments in special-situation, start-up and other small companies, an investment in the Portfolio may be more volatile and less liquid than investments in larger companies.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

3

Credit Suisse Trust — Small Cap Core I Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — Small Cap Core I Portfolio and the Russell 2000®
Growth Index1 and the S&P SmallCap 600 Index2 for Ten Years.

4

Credit Suisse Trust — Small Cap Core I Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Average Annual Returns as of December 31, 2007

1 Year	5 Years	10 Years	Since Inception[3]
(0.83)%	10.74%	2.24%	5.93%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

1  The Russell 2000® Growth Index measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

2  The S&P SmallCap 600 Index is a market capitalization-weighted index composed of 600 stocks, including reinvestment of dividends that is generally considered representative of small-sized U.S. companies. Investors cannot invest directly in an index.

3  Inception Date: 6/30/95

5

Credit Suisse Trust — Small Cap Core I Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2007.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

6

Credit Suisse Trust — Small Cap Core I Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

Expenses and Value of a $1,000 Investment
for the six month period ended December 31, 2007

Actual Portfolio Return
Beginning Account Value 7/1/07	$1,000.00
Ending Account Value 12/31/07	$919.20
Expenses Paid per $1,000*	$4.50
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/07	$1,000.00
Ending Account Value 12/31/07	$1,020.52
Expenses Paid per $1,000*	$4.74
Annualized Expense Ratios*	0.93%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

7

Credit Suisse Trust — Small Cap Core I Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2007 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

8

Credit Suisse Trust — Small Cap Core I Portfolio
Schedule of Investments
December 31, 2007

	Number of Shares	Value
COMMON STOCKS (99.2%)
Aerospace & Defense (2.4%)
Alliant Techsystems, Inc.*	10,000	$1,137,600
BE Aerospace, Inc.*	11,100	587,190
Cubic Corp.§	46,600	1,826,720
Curtiss-Wright Corp.	53,000	2,660,600
TransDigm Group, Inc.*	12,700	573,659
		6,785,769
Airlines (0.4%)
SkyWest, Inc.	36,700	985,395
Auto Components (1.4%)
American Axle & Manufacturing Holdings, Inc.§	24,800	461,776
Cooper Tire & Rubber Co.	39,100	648,278
Lear Corp.*	19,300	533,838
LKQ Corp.*	112,100	2,356,342
		4,000,234
Banks (5.0%)
1st Source Corp.	7,900	136,749
AMCORE Financial, Inc.§	14,500	329,150
BancFirst Corp.§	2,800	119,980
Boston Private Financial Holdings, Inc.	21,700	587,636
Cathay General Bancorp§	21,300	564,237
Central Pacific Financial Corp.§	35,400	653,484
Citizens Republic Bancorp, Inc.§	18,100	262,631
Community Bank System, Inc.§	15,900	315,933
East West Bancorp, Inc.§	56,100	1,359,303
First Bancorp.	98,100	715,149
First Community Bancorp§	6,400	263,936
First Financial Bancorp.	18,300	208,620
Frontier Financial Corp.§	21,200	393,684
Hanmi Financial Corp.§	50,300	433,586
Pacific Capital Bancorp§	13,200	265,716
Popular, Inc.§	28,800	305,280
Prosperity Bancshares, Inc.§	23,800	699,482
Provident Bankshares Corp.§	18,800	402,132
Santander Bancorp	6,900	59,754
South Financial Group, Inc.§	56,800	887,784
Sterling Bancshares, Inc.§	42,250	471,510
Sterling Financial Corp.§	43,600	732,044
SVB Financial Group*§	28,000	1,411,200
Umpqua Holdings Corp.§	55,900	857,506
United Community Banks, Inc.§	38,100	601,980
Webster Financial Corp.	8,700	278,139
Whitney Holding Corp.§	40,900	1,069,535
		14,386,140

See Accompanying Notes to Financial Statements.
9

Credit Suisse Trust — Small Cap Core I Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Beverages (0.4%)
Boston Beer Company, Inc. Class A*§	23,100	$869,715
PepsiAmericas, Inc.	8,400	279,888
		1,149,603
Biotechnology (3.4%)
Acorda Therapeutics, Inc.*§	23,100	507,276
Alexion Pharmaceuticals, Inc.*	7,700	577,731
BioMarin Pharmaceutical, Inc.*	40,200	1,423,080
LifeCell Corp.*§	20,400	879,444
Martek Biosciences Corp.*§	39,400	1,165,452
Onyx Pharmaceuticals, Inc.*	10,300	572,886
OSI Pharmaceuticals, Inc.*§	11,600	562,716
Pharmanet Development Group, Inc.*	42,200	1,654,662
Regeneron Pharmaceuticals, Inc.*	36,300	876,645
Seattle Genetics, Inc.*§	38,400	437,760
United Therapeutics Corp.*	4,100	400,365
ViroPharma, Inc.*§	71,400	566,916
		9,624,933
Building Products (0.8%)
Drew Industries, Inc.*	10,100	276,740
Lennox International, Inc.	50,400	2,087,568
		2,364,308
Chemicals (2.3%)
Calgon Carbon Corp.*§	45,200	718,228
CF Industries Holdings, Inc.	28,600	3,147,716
OM Group, Inc.*	39,200	2,255,568
W.R. Grace & Co.*§	21,900	573,342
		6,694,854
Commercial Services & Supplies (5.1%)
Atlas Air Worldwide Holdings, Inc.*§	28,600	1,550,692
Bally Technologies, Inc.*§	14,700	730,884
Bowne & Company, Inc.§	16,200	285,120
Bristow Group, Inc.*§	13,900	787,435
Capella Education Co.*	14,300	936,078
Convergys Corp.*	17,400	286,404
Covanta Holding Corp.*	10,100	279,366
CSG Systems International, Inc.*	16,800	247,296
Darling International, Inc.*	63,800	737,528
DeVry, Inc.	18,400	956,064
DynCorp International, Inc. Class A*	56,200	1,510,656
G&K Services, Inc. Class A§	11,800	442,736
ITT Educational Services, Inc.*	7,800	665,106
Koppers Holdings, Inc.	14,900	644,276
Pre-Paid Legal Services, Inc.*§	18,400	1,018,440
Spherion Corp.*	37,100	270,088
Stericycle, Inc.*	4,800	285,120

See Accompanying Notes to Financial Statements.
10

Credit Suisse Trust — Small Cap Core I Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Commercial Services & Supplies
Strayer Education, Inc.	5,700	$972,306
Team, Inc.*	7,900	288,982
Tetra Tech, Inc.*	22,600	485,900
Viad Corp.	10,900	344,222
Watson Wyatt Worldwide, Inc. Class A	16,600	770,406
		14,495,105
Commingled Fund (4.1%)
iShares S&P SmallCap 600 Index Fund§	182,600	11,872,652
Communications Equipment (1.4%)
Arris Group, Inc.*	86,929	867,550
CommScope, Inc.*	11,800	580,678
Comtech Telecommunications Corp.*	24,800	1,339,448
Plantronics, Inc.	23,300	605,800
ViaSat, Inc.*	13,900	478,577
		3,872,053
Computers & Peripherals (1.0%)
Hutchinson Technology, Inc.*§	37,100	976,472
NCR Corp.*	24,000	602,400
Novatel Wireless, Inc.*§	52,400	848,880
Sigma Designs, Inc.*§	3,500	193,200
Smart Modular Technologies, Inc.*§	22,900	233,122
		2,854,074
Construction & Engineering (1.8%)
Perini Corp.*	18,400	762,128
Shaw Group, Inc.*	59,100	3,572,004
URS Corp.*	16,450	893,729
		5,227,861
Containers & Packaging (0.5%)
AptarGroup, Inc.	16,400	670,924
Myers Industries, Inc.	15,800	228,626
Rock-Tenn Co. Class A	20,900	531,069
		1,430,619
Diversified Financials (2.7%)
Bankrate, Inc.*§	7,200	346,248
Broadridge Financial Solutions, Inc.	12,600	282,618
CBIZ, Inc.*§	20,000	196,200
Eaton Vance Corp.	9,300	422,313
FCStone Group, Inc.*	6,100	280,783
Federated Investors, Inc. Class B	10,500	432,180
GAMCO Investors, Inc. Class A	10,300	712,760
Greenhill & Company, Inc.§	4,200	279,216
Interactive Brokers Group, Inc. Class A*§	18,100	584,992
MF Global, Ltd.*	9,600	302,112
Morningstar, Inc.*§	3,800	295,450

See Accompanying Notes to Financial Statements.
11

Credit Suisse Trust — Small Cap Core I Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Diversified Financials
Nasdaq Stock Market, Inc.*	24,100	$1,192,709
optionsXpress Holdings, Inc.§	35,400	1,197,228
Waddell & Reed Financial, Inc. Class A	18,100	653,229
Walter Industries, Inc.	18,500	664,705
		7,842,743
Electric Utilities (1.4%)
Black Hills Corp.§	16,700	736,470
CMS Energy Corp.	32,700	568,326
El Paso Electric Co.*	47,500	1,214,575
ITC Holdings Corp.	10,900	614,978
Northeast Utilities	9,000	281,790
Ormat Technologies, Inc.	12,100	665,621
		4,081,760
Electrical Equipment (1.9%)
Acuity Brands, Inc.	26,700	1,201,500
Belden, Inc.§	25,000	1,112,500
Energy Conversion Devices, Inc.*§	2,900	97,585
EnerSys*	15,600	389,376
Evergreen Solar, Inc.*§	18,200	314,314
FuelCell Energy, Inc.*	23,200	230,144
Regal-Beloit Corp.§	18,900	849,555
Woodward Governor Co.	17,800	1,209,510
		5,404,484
Electronic Equipment & Instruments (5.5%)
Analogic Corp.	11,300	765,236
Anixter International, Inc.*§	17,000	1,058,590
FLIR Systems, Inc.*§	72,400	2,266,120
Itron, Inc.*§	17,500	1,679,475
Littelfuse, Inc.*	12,400	408,704
Methode Electronics, Inc.	69,100	1,136,004
Mettler-Toledo International, Inc.*	2,500	284,500
MTS Systems Corp.	16,400	699,788
Park Electrochemical Corp.	12,100	341,704
Plexus Corp.*	35,200	924,352
Rofin-Sinar Technologies, Inc.*	30,000	1,443,300
Rogers Corp.*	9,500	412,015
Technitrol, Inc.	26,500	757,370
Trimble Navigation, Ltd.*	68,000	2,056,320
Universal Display Corp.*	15,300	316,251
Varian, Inc.*	18,500	1,208,050
		15,757,779

See Accompanying Notes to Financial Statements.
12

Credit Suisse Trust — Small Cap Core I Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Energy Equipment & Services (4.3%)
Atwood Oceanics, Inc.*	26,300	$2,636,312
Core Laboratories NV*	4,700	586,184
Dawson Geophysical Co.*	4,100	292,986
Dresser-Rand Group, Inc.*	7,700	300,685
Dril-Quip, Inc.*	19,900	1,107,634
GulfMark Offshore, Inc.*§	7,300	341,567
Helmerich & Payne, Inc.	15,000	601,050
Lufkin Industries, Inc.§	27,100	1,552,559
NATCO Group, Inc. Class A*	10,700	579,405
Oceaneering International, Inc.*	21,200	1,427,820
Oil States International, Inc.*§	26,400	900,768
Tidewater, Inc.	5,300	290,758
Trico Marine Services, Inc.*§	12,300	455,346
W-H Energy Services, Inc.*	21,900	1,230,999
		12,304,073
Food & Drug Retailing (3.5%)
Casey's General Stores, Inc.	48,000	1,421,280
Central European Distribution Corp.*§	25,200	1,463,616
Flowers Foods, Inc.	55,650	1,302,766
Longs Drug Stores Corp.	45,000	2,115,000
Nash Finch Co.§	15,000	529,200
Terra Industries, Inc.*	66,500	3,176,040
		10,007,902
Food Products (0.9%)
Fresh Del Monte Produce, Inc.*	22,700	762,266
Hormel Foods Corp.	10,500	425,040
Pilgrim's Pride Corp.§	15,200	440,040
Sanderson Farms, Inc.§	21,300	719,514
USANA Health Sciences, Inc.*§	4,600	170,568
		2,517,428
Gas Utilities (2.9%)
Atmos Energy Corp.	48,600	1,362,744
Energen Corp.	34,100	2,190,243
New Jersey Resources Corp.§	15,000	750,300
Northwest Natural Gas Co.§	14,700	715,302
South Jersey Industries, Inc.§	16,200	584,658
Southern Union Co.	65,700	1,928,952
Southwest Gas Corp.	23,600	702,572
		8,234,771

See Accompanying Notes to Financial Statements.
13

Credit Suisse Trust — Small Cap Core I Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Healthcare Equipment & Supplies (4.8%)
ABIOMED, Inc.*§	18,700	$290,598
ArthroCare Corp.*§	15,200	730,360
Haemonetics Corp.*	28,400	1,789,768
Hologic, Inc.*	31,500	2,162,160
Immucor, Inc.*	37,600	1,278,024
Kinetic Concepts, Inc.*	5,300	283,868
Meridian Bioscience, Inc.§	22,049	663,234
ResMed, Inc.*	45,900	2,411,127
STERIS Corp.	9,800	282,632
SurModics, Inc.*§	21,000	1,139,670
Ventana Medical Systems, Inc.*	14,700	1,282,281
Wright Medical Group, Inc.*	52,200	1,522,674
		13,836,396
Healthcare Providers & Services (4.8%)
Air Methods Corp.*§	12,400	615,908
Amedisys, Inc.*§	21,332	1,035,029
Amerigroup Corp.*	44,500	1,622,025
AmSurg Corp.*	17,700	478,962
Kindred Healthcare, Inc.*	18,300	457,134
Magellan Health Services, Inc.*	3,200	149,216
MedCath Corp.*	8,700	213,672
Molina Healthcare, Inc.*§	22,000	851,400
Owens & Minor, Inc.	21,100	895,273
PARAXEL International Corp.*	43,500	2,101,050
Pediatrix Medical Group, Inc.*	29,200	1,989,980
Res-Care, Inc.*	25,000	629,000
Sierra Health Services, Inc.*	30,900	1,296,564
Sunrise Senior Living, Inc.*§	26,500	813,020
WellCare Health Plans, Inc.*	13,300	564,053
		13,712,286
Hotels, Restaurants & Leisure (1.1%)
Bob Evans Farms, Inc.	8,800	236,984
CBRL Group, Inc.	8,900	288,271
Chipotle Mexican Grill, Inc. Class B*§	4,800	590,640
Jack in the Box, Inc.*	44,000	1,133,880
Landry's Restaurants, Inc.§	20,400	401,880
WMS Industries, Inc.*	13,400	490,976
		3,142,631
Household Durables (0.5%)
American Greetings Corp. Class A	18,500	375,550
Blyth, Inc.	12,300	269,862
KB Home§	13,000	280,800
NVR, Inc.*	600	314,400
Ryland Group, Inc.	10,800	297,540
		1,538,152

See Accompanying Notes to Financial Statements.
14

Credit Suisse Trust — Small Cap Core I Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Industrial Conglomerates (0.5%)
Chemed Corp.	24,700	$1,380,236
Insurance (3.5%)
Arch Capital Group, Ltd.*	4,200	295,470
Argo Group International Holdings, Ltd.*	8,000	337,040
Assured Guaranty, Ltd.	14,500	384,830
CNA Surety Corp.*	15,600	308,724
Endurance Specialty Holdings, Ltd.	6,800	283,764
Infinity Property & Casualty Corp.§	11,800	426,334
Max Capital Group, Ltd.	18,700	523,413
MGIC Investment Corp.§	12,600	282,618
Navigators Group, Inc.*	6,100	396,500
Philadelphia Consolidated Holding Corp.*	31,400	1,235,590
Phoenix Companies, Inc.	24,900	295,563
Platinum Underwriters Holdings, Ltd.	15,200	540,512
PMI Group, Inc.§	22,500	298,800
Presidential Life Corp.§	29,800	521,798
ProAssurance Corp.*	19,700	1,081,924
Radian Group, Inc.§	27,400	320,032
Selective Insurance Group, Inc.	30,200	694,298
State Auto Financial Corp.	9,800	257,740
Triad Guaranty, Inc.*§	7,200	70,560
United Fire & Casualty Co.	11,900	346,171
Zenith National Insurance Corp.	28,000	1,252,440
		10,154,121
Internet & Catalog Retail (1.1%)
Blue Nile, Inc.*§	17,000	1,157,020
Global Sources, Ltd.*§	53,570	1,511,745
Priceline.com, Inc.*§	3,900	447,954
		3,116,719
Internet Software & Services (1.0%)
Blue Coat Systems, Inc.*	18,100	594,947
Cogent Communications Group, Inc.*	12,500	296,375
CyberSource Corp.*§	37,606	668,259
Sohu.com, Inc.*§	17,700	965,004
United Online, Inc.§	35,900	424,338
		2,948,923
IT Consulting & Services (0.7%)
Phase Forward, Inc.*	22,600	491,550
SAIC, Inc.*	25,400	511,048
Sapient Corp.*	39,100	344,471
Sykes Enterprises, Inc.*	40,900	736,200
		2,083,269

See Accompanying Notes to Financial Statements.
15

Credit Suisse Trust — Small Cap Core I Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Leisure Equipment & Products (0.9%)
Callaway Golf Co.	17,800	$310,254
JAKKS Pacific, Inc.*§	15,800	373,038
Marvel Entertainment, Inc.*§	10,600	283,126
Polaris Industries, Inc.§	33,500	1,600,295
		2,566,713
Machinery (4.6%)
Actuant Corp. Class A§	8,700	295,887
AGCO Corp.*	21,500	1,461,570
Applied Industrial Technologies, Inc.	20,500	594,910
Badger Meter, Inc.	7,200	323,640
Barnes Group, Inc.§	43,100	1,439,109
Chart Industries, Inc.*	9,700	299,730
Columbus McKinnon Corp.*	8,800	287,056
Dionex Corp.*§	23,900	1,980,354
Flowserve Corp.	3,000	288,600
H&E Equipment Services, Inc.*	15,000	283,200
Kaydon Corp.§	18,900	1,030,806
Kennametal, Inc.	7,700	291,522
Manitowoc Company, Inc.	30,200	1,474,666
Mueller Industries, Inc.	20,400	591,396
Robbins & Myers, Inc.	19,000	1,436,970
Valmont Industries, Inc.§	13,300	1,185,296
		13,264,712
Marine (0.6%)
Cal Dive International, Inc.*§	44,525	589,511
Genco Shipping & Trading, Ltd.§	10,400	569,504
Golar LNG, Ltd.§	28,000	619,360
		1,778,375
Media (0.2%)
Interactive Data Corp.	8,900	293,789
Scholastic Corp.*	8,200	286,098
		579,887
Metals & Mining (2.1%)
Century Aluminum Co.*	15,800	852,252
Cleveland-Cliffs, Inc.§	25,300	2,550,240
GrafTech International, Ltd.*	32,600	578,650
Massey Energy Co.	60,600	2,166,450
		6,147,592

See Accompanying Notes to Financial Statements.
16

Credit Suisse Trust — Small Cap Core I Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Oil & Gas (4.2%)
Alon USA Energy, Inc.§	9,600	$260,928
Berry Petroleum Co. Class A	6,500	288,925
Bill Barrett Corp.*	6,700	280,529
Cabot Oil & Gas Corp.	55,500	2,240,535
Comstock Resources, Inc.*	8,300	282,200
Continental Resources, Inc.*	11,400	297,882
Delek US Holdings, Inc.§	14,300	289,289
Frontier Oil Corp.	6,900	280,002
Helix Energy Solutions Group, Inc.*§	50,400	2,091,600
Holly Corp.	5,500	279,895
Mariner Energy, Inc.*§	52,200	1,194,336
Petroleum Development Corp.*§	17,300	1,022,949
PetroQuest Energy, Inc.*§	30,700	439,010
Stone Energy Corp.*	44,300	2,078,113
W&T Offshore, Inc.	19,300	578,228
		11,904,421
Paper & Forest Products (0.6%)
Buckeye Technologies, Inc.*	61,800	772,500
Potlatch Corp.§	14,600	648,824
Rayonier, Inc.	6,100	288,164
		1,709,488
Personal Products (0.1%)
Elizabeth Arden, Inc.*	19,200	390,720
Mannatech, Inc.§	1,800	11,376
		402,096
Pharmaceuticals (0.4%)
Obagi Medical Products, Inc.*§	14,700	268,863
Perrigo Co.	8,400	294,084
Sciele Pharma, Inc.*§	32,300	660,535
		1,223,482
Real Estate (2.3%)
Anthracite Capital, Inc.§	18,800	136,112
EastGroup Properties, Inc.§	13,700	573,345
Entertainment Properties Trust§	21,500	1,010,500
Gramercy Capital Corp.§	6,900	167,739
Lexington Realty Trust	40,100	583,054
Mid-America Apartment Communities, Inc.	14,500	619,875
National Health Investors, Inc.§	20,200	563,580
National Retail Properties, Inc.	51,200	1,197,056
Parkway Properties, Inc.	15,700	580,586
Pennsylvania Real Estate Investment Trust	9,600	284,928
PS Business Parks, Inc.	9,500	499,225
Realty Income Corp.§	10,300	278,306
		6,494,306

See Accompanying Notes to Financial Statements.
17

Credit Suisse Trust — Small Cap Core I Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Road & Rail (0.3%)
Kansas City Southern*§	25,100	$861,683
Semiconductor Equipment & Products (3.5%)
Advanced Energy Industries, Inc.*	41,900	548,052
Amkor Technology, Inc.*§	65,700	560,421
Cabot Microelectronics Corp.*§	14,300	513,513
Cymer, Inc.*§	25,700	1,000,501
Entegris, Inc.*§	34,100	294,283
Kulicke and Soffa Industries, Inc.*§	76,400	524,104
MKS Instruments, Inc.*	44,000	842,160
Monolithic Power Systems, Inc.*	15,100	324,197
ON Semiconductor Corp.*§	65,500	581,640
Photronics, Inc.*	54,400	678,368
RF Micro Devices, Inc.*§	50,400	287,784
Semtech Corp.*	17,200	266,944
Skyworks Solutions, Inc.*	97,600	829,600
Teradyne, Inc.*	27,700	286,418
Varian Semiconductor Equipment Associates, Inc.*§	42,300	1,565,100
Zoran Corp.*	39,300	884,643
		9,987,728
Software (4.1%)
ANSYS, Inc.*	42,400	1,757,904
Aspen Technology, Inc.*	54,200	879,124
Blackbaud, Inc.	34,800	975,792
Concur Technologies, Inc.*	23,400	847,314
Informatica Corp.*	54,000	973,080
JDA Software Group, Inc.*	28,500	583,110
MICROS Systems, Inc.*	14,200	996,272
MicroStrategy, Inc. Class A*	5,700	542,070
Parametric Technology Corp.*	16,200	289,170
SPSS, Inc.*§	26,100	937,251
Sybase, Inc.*	23,700	618,333
Take-Two Interactive Software, Inc.*	41,000	756,450
Taleo Corp. Class A*	23,000	684,940
THQ, Inc.*§	36,300	1,023,297
		11,864,107
Specialty Retail (1.7%)
Aeropostale, Inc.*	43,900	1,163,350
Buckle, Inc.	7,800	257,400
Cato Corp. Class A§	25,800	404,028
Jo-Ann Stores, Inc.*§	28,800	376,704
Jos. A. Bank Clothiers, Inc.*§	27,300	776,685
Men's Wearhouse, Inc.	40,300	1,087,294
Tractor Supply Co.*§	19,900	715,206
		4,780,667

See Accompanying Notes to Financial Statements.
18

Credit Suisse Trust — Small Cap Core I Portfolio
Schedule of Investments (continued)
December 31, 2007

	Number of Shares	Value
COMMON STOCKS
Textiles & Apparel (1.8%)
Crocs, Inc.*§	46,800	$1,722,708
Deckers Outdoor Corp.*§	6,800	1,054,408
Fossil, Inc.*	38,500	1,616,230
Movado Group, Inc.	15,900	402,111
Warnaco Group, Inc.*	7,700	267,960
		5,063,417
Tobacco (0.2%)
Universal Corp.§	8,500	435,370
Vector Group, Ltd.§	12,855	257,871
		693,241
Water Utilities (0.1%)
American States Water Co.§	9,700	365,496
Wireless Telecommunication Services (0.4%)
Centennial Communications Corp.*§	32,100	298,209
NTELOS Holdings Corp.	15,800	469,102
USA Mobility, Inc.*	20,800	297,440
		1,064,751
TOTAL COMMON STOCKS (Cost $272,871,064)		284,559,435
SHORT-TERM INVESTMENTS (30.6%)
State Street Navigator Prime Portfolio§§	84,702,428	84,702,428
	Par (000)
State Street Bank and Trust Co. Euro Time Deposit, 3.100%, 01/02/08	$2,964	2,964,000
TOTAL SHORT-TERM INVESTMENTS (Cost $87,666,428)		87,666,428
TOTAL INVESTMENTS AT VALUE (129.8%) (Cost $360,537,492)		372,225,863
LIABILITIES IN EXCESS OF OTHER ASSETS (-29.8%)		(85,370,935)
NET ASSETS (100.0%)		$286,854,928

*  Non-income producing security.

§  Security or a portion thereof is on loan.

§§  Represents security purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements.
19

Credit Suisse Trust — Small Cap Core I Portfolio
Statement of Assets and Liabilities
December 31, 2007

Assets
Investments at value, including collateral for securities on loan of $84,702,428 (Cost $360,537,492) (Note 2)	$372,225,863[1]
Cash	351
Dividend and interest receivable	308,357
Receivable for portfolio shares sold	26,038
Prepaid expenses and other assets	46,887
Total Assets	372,607,496
Liabilities
Advisory fee payable (Note 3)	172,282
Administrative services fee payable (Note 3)	29,288
Payable upon return of securities loaned (Note 2)	84,702,428
Payable for portfolio shares redeemed	599,708
Trustees' fee payable	804
Other accrued expenses payable	248,058
Total Liabilities	85,752,568
Net Assets
Capital stock, $0.001 par value (Note 6)	18,542
Paid-in capital (Note 6)	356,901,657
Undistributed net investment income	175,341
Accumulated net realized loss on investments and futures contracts	(81,928,983)
Net unrealized appreciation from investments	11,688,371
Net Assets	$286,854,928
Shares outstanding	18,541,577
Net asset value, offering price, and redemption price per share	$15.47

1  Including $82,701,992 of securities on loan.

See Accompanying Notes to Financial Statements.
20

Credit Suisse Trust — Small Cap Core I Portfolio
Statement of Operations
For the Year Ended December 31, 2007

Investment Income (Note 2)
Dividends	$3,212,202
Interest	79,014
Securities lending	383,877
Foreign taxes withheld	(1,584)
Total investment income	3,673,509
Expenses
Investment advisory fees (Note 3)	2,557,759
Administrative services fees (Note 3)	443,162
Printing fees (Note 3)	151,017
Audit and tax fees	60,117
Custodian fees	37,406
Interest expense (Note 4)	26,031
Insurance expense	20,540
Trustees' fees	19,855
Legal fees	18,888
Commitment fees (Note 4)	9,522
Transfer agent fees	6,797
Miscellaneous expense	12,726
Total expenses	3,363,820
Net investment income	309,689
Net Realized and Unrealized Gain (Loss) from Investments and Futures Contracts
Net realized loss from investments	(3,657,462)
Net realized loss from futures contracts	(27,200)
Net change in unrealized appreciation (depreciation) from investments	4,753,668
Net change in unrealized appreciation (depreciation) from futures contracts	21,600
Net realized and unrealized gain from investments and futures contracts	1,090,606
Net increase in net assets resulting from operations	$1,400,295

See Accompanying Notes to Financial Statements.
21

Credit Suisse Trust — Small Cap Core I Portfolio
Statements of Changes in Net Assets

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
From Operations
Net investment income (loss)	$309,689	$(3,755,630)
Net realized gain (loss) from investments and futures contracts	(3,684,662)	50,702,095
Net change in unrealized appreciation (depreciation) from investments and futures contracts	4,775,268	(23,483,308)
Net increase in net assets resulting from operations	1,400,295	23,463,157
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	4,376,948	13,448,844
Exchange value of shares due to merger	27,490,187	—
Net asset value of shares redeemed	(159,747,764)	(180,953,431)
Net decrease in net assets from capital share transactions	(127,880,629)	(167,504,587)
Net decrease in net assets	(126,480,334)	(144,041,430)
Net Assets
Beginning of year	413,335,262	557,376,692
End of year	$286,854,928	$413,335,262
Undistributed net investment income	$175,341	$755

See Accompanying Notes to Financial Statements.
22

Credit Suisse Trust — Small Cap Core I Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2007	2006	2005	2004	2003
Per share data
Net asset value, beginning of year	$15.60	$14.89	$15.30	$13.80	$9.29
INVESTMENT OPERATIONS
Net investment income (loss)	0.02	(0.14)	(0.14)	(0.14)	(0.10)
Net gain (loss) on investments and futures contracts (both realized and unrealized)	(0.15)	0.85	(0.27)	1.64	4.61
Total from investment operations	(0.13)	0.71	(0.41)	1.50	4.51
Net asset value, end of year	$15.47	$15.60	$14.89	$15.30	$13.80
Total return[1]	(0.83)%	4.77%	(2.68)%	10.87%	48.55%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$286,855	$413,335	$557,377	$767,104	$775,347
Ratio of expenses to average net assets	0.92%	1.11%	1.14%	1.10%	1.12%
Ratio of net investment income to average net assets	0.08%	(0.75)%	(0.84)%	(0.92)%	(0.97)%
Portfolio turnover rate	203%	208%	82%	99%	76%

1  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

See Accompanying Notes to Financial Statements.
23

Credit Suisse Trust — Small Cap Core I Portfolio
Notes to Financial Statements
December 31, 2007

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers eight managed investment portfolios of which one, the Small Cap Core I Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks capital growth. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

Effective as of the close of business on April 27, 2007, the Portfolio acquired all of the net assets of Credit Suisse Trust Small Cap Core II Portfolio ("Small Cap Core II") in a tax-free exchange of shares. The Portfolio was also the accounting survivor in the tax-free exchange. The shares exchanged were 1,666,592 shares (valued at $27,490,187) of the Portfolio for 2,324,973 shares of Small Cap Core II. The Small Cap Core II Portfolio's net assets of $27,490,187 at that date, which included $1,820,166 of unrealized appreciation, were combined with those of the Portfolio. The aggregate net assets of Small Cap Core II and the Portfolio immediately before the acquisition were $27,490,187 and $383,162,531, respectively, and the combined net assets of the Portfolio after the acquisition were $410,652,718.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that

24

Credit Suisse Trust — Small Cap Core I Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 2. Significant Accounting Policies

using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

B) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

D) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

E) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

F) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC

25

Credit Suisse Trust — Small Cap Core I Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 2. Significant Accounting Policies

("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

G) FUTURES — The Portfolio may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed.

When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contracts. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit and subsequent payments required for a futures transaction. At December 31, 2007, the Portfolio had no open futures contracts.

H) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2007, total earnings from the Portfolio's investment in cash collateral received in connection with securities lending arrangements was $5,260,923, of which $4,781,999 was rebated to

26

Credit Suisse Trust — Small Cap Core I Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 2. Significant Accounting Policies

borrowers (brokers). The Portfolio retained $383,877 in income from the cash collateral investment, and SSB, as lending agent, was paid $95,047. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

I) OTHER — The Portfolio may invest up to 15% of its net assets in non-publicly traded securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from such sales could differ from the price originally paid by the Portfolio or the current carrying values, and the difference could be material.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 0.70% of the Portfolio's average daily net assets. For the year ended December 31, 2007, investment advisory fees earned were $2,557,759.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Portfolio's average daily net assets. For the year ended December 31, 2007, co-administrative services fees earned by CSAMSI were $328,855.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2007, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $114,307.

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2007, Merrill was paid $21,245 for its services to the Portfolio.

27

Credit Suisse Trust — Small Cap Core I Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2007, the Portfolio had no loans outstanding under the Credit Facility. During the year ended December 31, 2007, the Portfolio had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate%	Maximum Daily Loan Outstanding
$6,237,345	5.181%	$17,245,000

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2007, purchases and sales of investment securities (excluding short-term investments) were $734,211,844 and $866,814,635, respectively.

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Shares sold	281,131	819,680
Shares exchanged due to merger	1,666,592	—
Shares redeemed	(9,907,124)	(11,749,498)
Net decrease	(7,959,401)	(10,929,818)

On December 31, 2007, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
4	86%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

28

Credit Suisse Trust — Small Cap Core I Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/ tax differences. These differences are primarily due to losses deferred on wash sales, unused capital loss carryforwards, current year post October loss deferral and return of capital on Real Estate Investment Trusts. At December 31, 2007, the components of distributable earnings on a tax basis by the Portfolio were as follows:

Undistributed net investment income	$171,100
Accumulated net realized loss	(75,727,314)
Unrealized appreciation	9,193,405
Deferral of post-October capital losses	(3,702,462)
$(70,065,271)

At December 31, 2007, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31,
2010	2011
$70,469,127	$5,258,187

During the tax year ended December 31, 2007, the Portfolio utilized $2,505,533 of the capital loss carryforwards.

It is uncertain that the Portfolio will realize the full benefit of these losses prior to expiration.

At December 31, 2007, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having and excess of cost over value and the net unrealized appreciation from investments were $363,032,457, $24,983,143, $(15,789,737) and $9,193,406, respectively.

At December 31, 2007, the Portfolio reclassified $127,547 to accumulated gain (loss) and $7,556 to paid in capital from undistributed net investment income, to account for current period permanent book/ tax differences which arose principally from differing book/tax treatments of dividends received from Real Estate Investment Trusts. Net assets were not affected by these reclassifications.

29

Credit Suisse Trust — Small Cap Core I Portfolio
Notes to Financial Statements (continued)
December 31, 2007

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. During the period ended December 31, 2007, Management has adopted FIN 48. There was no material impact to the financial statements or disclosures thereto as a result of the adoption of this pronouncement.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years. As of December 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required in subsequent reports.

30

Credit Suisse Trust — Small Cap Core I Portfolio
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Trust and Shareholders of
Credit Suisse Trust — Small Cap Core I Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Cap Core I Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 25, 2008

31

Credit Suisse Trust — Small Cap Core I Portfolio
Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement, the Board of Trustees, including the Independent Trustees, at a meeting held on November 13 and 14, 2007, considered the following factors with respect to the Small Cap Core I Portfolio (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee of 0.70% ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse").

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds (the "Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Portfolio Performance

The Board received and considered the performance results of the Portfolio over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for

32

Credit Suisse Trust — Small Cap Core I Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Portfolio, administrative and brokerage relationships with affiliates of Credit Suisse and benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using a affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

33

Credit Suisse Trust — Small Cap Core I Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

Conclusions

In selecting Credit Suisse, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  The Contractual Advisory Fee is at the low end in the Portfolio's Expense Group and the Board considered the fee to be reasonable.

•  The Portfolio's performance was below most of its peers in its Performance Group and Performance Universe for all of the periods reviewed. The Board noted that changes in the Portfolio's investment strategies and portfolio management had gone into effect on December 1, 2006 and that the Board would continue to monitor steps undertaken by Credit Suisse to improve performance.

•  Aside from performance (as described above), the Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the amount of the Contractual Advisory Fee, the Portfolio's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

34

Credit Suisse Trust — Small Cap Core I Portfolio
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Trustee, Nominating Committee Member and Audit Committee Chairman	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	35	Director of Epoch Holding Corporation (an investment management and investment advisory
					services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company).

Jeffrey E. Garten[2] Box 208200 New Haven, Connecticut 06520-8200 (1946)	Trustee, Nominating and Audit Committee Member	Since 1998	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	28	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers); Director of Alcan, Inc. (smelting and refining of nonferrous metals company).

1   Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

2   Mr. Garten was initially appointed as a Trustee of the Trust on February 6, 1998. He resigned as Trustee on February 3, 2000 and subsequently reappointed on December 21, 2000.

35

Credit Suisse Trust — Small Cap Core I Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Peter F. Krogh SFS/ICC 702 Georgetown University Washington, DC 20057 (1937)	Trustee, Nominating and Audit Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	28	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Nominating Committee Chairman and Audit Committee Member	Trustee since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	35	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company).

Interested Trustee

Michael E. Kenneally[3] c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1954)	Trustee	Since 2004	Chairman and Global Chief Executive Officer of Credit Suisse from March 2003 to July 2005; Chairman and Chief Investment Officer of Banc of America Capital Management from 1998 to March 2003.	28	None

3   Mr. Kenneally is a Trustee who is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he was an officer of Credit Suisse within the last two fiscal years.

36

Credit Suisse Trust — Small Cap Core I Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Held with Trust	Term of Office[1] and Position(s) of Time Served	Length Principal Occupation(s) During Past Five Years
Officers

Lawrence D. Haber c/o Credit Suisse Asset Management, LLC. Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1951)	Chief Executive Officer and President	Since 2007	Managing Director and Chief Operating Officer of Credit Suisse; Member of Credit Suisse's Management Committee; Chief Financial Officer of Merrill Lynch Investment Managers from 1997 to 2003.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1965)	Treasurer	Since 2006	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

37

Credit Suisse Trust — Small Cap Core I Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

38

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P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ WWW.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.   TRSCC I-AR-1207

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2007. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2007.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended December 31, 2006 and December 31, 2007.

	2006	2007

Audit Fees	$193,987	$210,529

Audit-Related Fees(1)	$29,205	$26,720

Tax Fees(2)	$22,635	$20,720

All Other Fees	—	—

Total	$245,827	$257,969

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($29,205 for 2006 and $26,720 for 2007).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2006 and December 31, 2007.

	2006	2007

Audit-Related Fees	N/A	N/A

Tax Fees	N/A	N/A

All Other Fees	N/A	N/A

Total	N/A	N/A

2

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2006	2007

Audit-Related Fees	N/A	N/A

Tax Fees	N/A	N/A

All Other Fees	N/A	N/A

Total	N/A	N/A

3

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation
S-X, for the registrant’s fiscal years ended December 31, 2006 and December 31, 2007:

	2006	2007

Audit-Related Fees	N/A	N/A

Tax Fees	N/A	N/A

All Other Fees	N/A	N/A

Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended December 31, 2006 and December 31, 2007 were $51,840 and $47,440, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

4

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)       The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)       Not applicable.

(b)           The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE TRUST

/s/ Lawrence D. Haber
Name:	Lawrence D. Haber
Title:	Chief Executive Officer
Date:	March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Lawrence D. Haber
Name:	Lawrence D. Haber
Title:	Chief Executive Officer
Date:	March 6, 2008

/s/ Michael A. Pignataro
Name:	Michael A. Pignataro
Title:	Chief Financial Officer
Date:	March 6, 2008

6